                                                                   EXHIBIT 10.35

                                                                  CONFORMED COPY


                           LOAN AMENDMENT AGREEMENT
                  (POUNDS)64,000,000 REVOLVING LOAN FACILITY
    BEING AMENDED TO (POUNDS)150,000,000 TERM AND REVOLVING LOAN FACILITIES

DATE: 18th June, 1999

PARTIES

1. CASTLE TRANSMISSION INTERNATIONAL LTD. (formerly known as Castle Transmission Services Limited), a company incorporated in England (number 3196207), of Warwick Technology Park, Gallows Hill, Heathcote Lane, Warwick CV34 6TN, as borrower

2. CASTLE TRANSMISSION SERVICES (HOLDINGS) LTD, a company incorporated in England (number 3242381), of Warwick Technology Park, Gallows Hill, Heathcote Lane, Warwick CV34 6TN and MILLENNIUM COMMUNICATIONS LIMITED, a company incorporated in England (number 2903056), of Warwick Technology Park, Gallows Hill, Heathcote Lane, Warwick CV34 6TN, as guarantors

3.   THE LENDERS listed in Schedule 1, as lenders

4.   CREDIT SUISSE FIRST BOSTON, as lead arranger

5. CREDIT LYONNAIS, THE INDUSTRIAL BANK OF JAPAN, LIMITED, THE ROYAL BANK OF SCOTLAND PLC AND SCOTIABANK EUROPE PLC, as arrangers

6.   CREDIT SUISSE FIRST BOSTON, as agent (the "AGENT")

BACKGROUND

(A) On 28th February, 1997 the loan agreement (in the form it was in at that date) was entered into between the Borrower, the Parent, certain lenders, the Agent and others and under its terms the lenders agreed to provide term and revolving loan facilities of (Pounds)162,500,000 to the Borrower. On 21st May, 1997 the parties to the loan agreement (except Millennium) amended the loan agreement. Under the loan agreement (as amended at that date) the lenders under it agreed to provide revolving loan facilities of (Pounds)64,000,000 to the Borrower. These loan facilities are guaranteed by the Parent and secured by charges granted by the Borrower and the Parent. With effect from 27th October, 1998 Millennium acceded to the Existing Loan Agreement as an additional guarantor and acceded to the Debenture (in the form it was in at that date) as an additional chargor.

(B) At the request of the Borrower the parties have agreed to amend the terms of the Existing Loan Agreement on the terms of this Agreement.

The parties agree as follows:
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1.   INTERPRETATION

1.1  LOAN AGREEMENT

     The interpretation provisions contained in Part I of the Amended Loan Agreement are deemed to be incorporated expressly in this Agreement, and apply to this Agreement accordingly.

1.2  DEFINITIONS

     In this Agreement:

     "AMENDMENT DATE" means 18th June, 1999

     "AMENDED LOAN AGREEMENT" means the Existing Loan Agreement as it will be amended under the terms of this Agreement with effect from the Amendment Date and as set out in Schedule 2 to this Agreement.

     "DEPOSIT CHARGE AMENDMENT AGREEMENT" means the deposit charge amendment agreement expected to be dated the same date as this Agreement and made between the Borrower and Credit Suisse First Boston.

     "EXISTING LOAN AGREEMENT" means the loan agreement dated 28th February, 1997 as amended on 21st May, 1997 and as acceded to by Millennium, made between the Borrower, the Parent, the lenders named in it, Credit Suisse First Boston and others under which the lenders agreed to provide (Pounds)64,000,000 revolving loan facilities.

     "LENDERS" means the lenders whose names are set out in Schedule 1 to this Agreement.

     "INTER-COMPANY LOAN AMENDMENT AGREEMENT" means the agreement expected to be dated the same date as this Agreement and made between the Borrower and CT Finance which amends and restates the Inter-Company Loan Agreement.

     "SUPPLEMENTAL AND AMENDMENT DEED" means the supplemental and amendment deed expected to be dated the same date as this Agreement which supplements and amends the Debenture.

1.3  SCOPE

     This Agreement is supplemental to and amends the Existing Loan Agreement.
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2.   CONDITIONS PRECEDENT

2.1  CONDITIONS PRECEDENT

     The Borrower agrees to deliver all the items listed in Schedule 3 to the Amended Loan Agreement to the Agent by 8.00 a.m. on the Amendment Date, in a form satisfactory to the Agent

2.2  REPAYMENT
     The Amendment Date must be a date on which all the Advances outstanding under the Existing Loan Agreement are due to be repaid.

2.3  NOTICE OF BORROWING

     The Borrower agrees to deliver to the Agent on or before the Amendment Date a notice of borrowing in accordance with the provisions of Clause 6 of the Amended Loan Agreement requesting a drawing of at least (Pounds)55,500,000 on the Amendment Date.

3.   AMENDMENT OF THE LOAN AGREEMENT

3.1  NOTICE TO THE LENDERS

     This Clause applies if:

     (A) the Agent receives the items described in Clause 2.1 by 8.00 a.m. on the Amendment Date;

     (B) the Agent receives the notice or notices of borrowing described in Clause 2.3 on or before the Amendment Date; and

     (C) the requirements of Clause 6.4 of the Amended Loan Agreement are satisfied at the Amendment Date.

     In this event the Agent will notify the Lenders of this in writing at the Amendment Date.

3.2  EFFECT OF NOTICE

     With effect from the Agent giving (or being obliged to give) the notice described in Clause 3.1, each of the following will occur:

     (A)  The Existing Loan Agreement will be amended so that it will be read and construed as is set out in Schedule 2. The Existing Loan Agreement as amended will remain in full force and effect. References to the
          Loan
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          Agreement, however expressed, will be read and construed as references to both the Existing Loan Agreement as amended by this Agreement and (unless the context otherwise requires) to this Agreement.

     (B) The Supplemental and Amendment Deed, the Deposit Charge Amendment Agreement and the Inter-Company Loan Amendment Agreement will take effect in accordance with their respective terms.

     (C) Each Lender will advance its participation in the Advance or Advances requested in the notice or notices of borrowing described in Clause
          2.3 on the Amendment Date. The Advance or Advances will be made under the terms of the Amended Loan Agreement.

     (D) The Borrower will pay on the Amendment Date the amount of commitment fee which accrued but has not yet been paid under the Existing Loan Agreement as at the Amendment Date.

4.   MISCELLANEOUS

4.1  EXPIRY

     The obligations and rights constituted by this Agreement will be extinguished on the date one month after the date of this Agreement if the conditions set out in Clause 3.1 have not been satisfied on or prior to that date.

4.2  LAW

     This Agreement is to be governed by and construed in accordance with English law.

4.3  COUNTERPARTS

     There may be several signed copies of this Agreement. There is intended to be a single Agreement and each signed copy is a counterpart of that Agreement.
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                                   SIGNATURES

BORROWER
--------

CASTLE TRANSMISSION INTERNATIONAL LTD.

Address:       Warwick Technology Park,
               Gallows Hill,
               Heathcote Lane,
               Warwick CV34 6TN.

Fax Number:    01926 416441

Attention:     Company Secretary

By:            ALAN REES

PARENT AND GUARANTOR
--------------------

CASTLE TRANSMISSION SERVICES (HOLDINGS) LTD

Address:       Warwick Technology Park,
               Gallows Hill,
               Heathcote Lane,
               Warwick  CV34 6TN.

Fax Number:    01926 416 441

Attention:     Company Secretary

By:            ALAN REES


ADDITIONAL GUARANTOR
--------------------

MILLENNIUM COMMUNICATIONS LIMITED

Address:       Warwick Technology Park,
               Gallows Hill,
               Heathcote Lane,
               Warwick  CV34 6TN.

Fax Number:    01926 416 441

Attention:     Company Secretary
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By:            ALAN REES



LEAD ARRANGER
-------------

CREDIT SUISSE FIRST BOSTON

By:  IAN PIDDOCK    JULIE GAVIN


ARRANGERS
---------

CREDIT LYONNAIS

By:  JULIE GAVIN AS ATTORNEY


THE INDUSTRIAL BANK OF JAPAN, LIMITED

By:  JULIE GAVIN AS ATTORNEY


THE ROYAL BANK OF SCOTLAND PLC

By:  JULIE GAVIN AS ATTORNEY


SCOTIABANK EUROPE PLC

By:  JULIE GAVIN AS ATTORNEY


LENDERS
-------

CREDIT SUISSE FIRST BOSTON

Address:       Five Cabot Square, London, E14 4QR

Fax Number:    0171 888 8398

Telex Number:  887 322

Attention:     Client Services Unit
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By:  IAN PIDDOCK    JULIE GAVIN
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CREDIT LYONNAIS

                       Operations Contact            Credit Contact
                       ------------------            ----------------

Address:               Broadwalk House,              Broadwalk House,
                       5 Appold Street,              5 Appold Street,
                       London EC2A 2DA.              London EC2A 2DA.

Fax Number:            0171 634 8353                 0171 214 7159

Telex Number:          885479                        885479

Attention:             Steve White                   Simon Parker

By:                    JULIE GAVIN AS ATTORNEY


THE INDUSTRIAL BANK OF JAPAN, LIMITED


                       Operations Contact            Credit Contact
                       ------------------            ----------------

Address:               Bracken House,                Bracken House,
                       One Friday Street,            One Friday Street,
                       London EC4M 9JA.              London EC4M 9JA.

Fax Number:            0171 815 2288/9               0171 815 2245

Telex Number:          886939 KOGINL G               886939 KOGINL G

Attention:             Mary Roe                      Paul Dignam

By:                    JULIE GAVIN AS ATTORNEY


THE ROYAL BANK OF SCOTLAND PLC


                       Operations Contact            Credit Contact
                       ------------------            ----------------

Address:               CBO, PO Box 450,              Waterhouse Square,
                       5-10 Great Tower St.,         138-142 Holborn,
                       London EC3P 3HX.              London EC1N 2TH.

Fax Number:            0171 220 7370                 0171 427 9920

Telex Number:          8956751                       8956751

Attention:             Kevin Mann                    Richard Green

By:                    JULIE GAVIN AS ATTORNEY
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SCOTIABANK EUROPE PLC

                       Operations Contact            Credit Contact
                       ------------------            ----------------

Address:               Scotia House,                 Scotia House,
                       33 Finsbury Square,           33 Finsbury Square,
                       London EC2A 1BB.              London EC2A 1BB.

Fax Number:            0171 826 5857                 0171 826 5987

Telex Number:          885188/9                      885188/9

Attention:             Anita Mills/Steven Caller     Paul Shanley/David Sparkes

By:                    JULIE GAVIN AS ATTORNEY


ALLIED IRISH BANKS PLC (LONDON BRANCH)

                       Operations Contact            Credit Contact
                       ------------------            ----------------

Address:               12, Old Jewry,                AIB International Centre,
                       London EC2R 8DP.              IFSC Centre,
                                                     Dublin 1,
                                                     Ireland.

Fax Number:            0171 726 8735                 00 353 1 829 0269

Attention:             Maura O Sullivan/             Laurence Enderson/
                       Marian Winger                 Conor Geary


By:                    JULIE GAVIN AS ATTORNEY



THE GOVERNOR AND COMPANY OF THE BANK OF IRELAND
P.O. Box 27, Broad Quay, Bristol BS99 7AX

                       Operations Contact            Credit Contact
                       ------------------            ----------------

Address:               BOIIF Loans                   Project Finance,
                       Administration,               Bank of Ireland
                       Hume House,                    International Finance,
                       Ballsbridge,                  La Touche House,
                       Dublin 4,                     IFSC,
                       Ireland.                      Dublin 1,
                                                     Ireland.

Fax Number:            00 353 1 618 7470             00 353 1 829 0129

Attention:             Edward Meagher                David Ryan/
                                                     Deiordre Flannery

By:                    JULIE GAVIN AS ATTORNEY
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THE GOVERNOR AND COMPANY OF THE BANK OF SCOTLAND


                       Operations Contact            Credit Contact
                       ------------------            ----------------

Address:               Bank of Scotland              Bank of Scotland
                       International Division,       International Division,
                       30 Queensferry Road,          30 Queensferry Road,
                       Edinburgh EH4 2UG.            Edinburgh EH4 2UG.

Fax Number:            0131 343 7080                 0131 343 7026

Attention:             Barry Cairns, Loans           Stephen J. Green,
                       Administration                Assistant Manager,
                                                     Project & Specialised
                                                      Finance
By:                    JULIE GAVIN AS ATTORNEY


BAYERISCHE LANDESBANK GIROZENTRALE, LONDON BRANCH

                       Operations Contact            Credit Contact
                       ------------------            ----------------

Address:               Bavaria House,                Bavaria House,
                       13/14 Appold Street,          13/14 Appold Street,
                       London EC2A 2NB.              London EC2A 2NB.

Fax Number:            0171 955 5173                 0171 955 5700

Telex Number:          886437                        886437

Attention:             David Mellotte, Loan          Paula Kirkland,
                       Administration                Structured Finance

By:                    JULIE GAVIN AS ATTORNEY


DE NATIONALE INVESTERINGSBANK N.V., LONDON BRANCH


                       Operations Contact            Credit Contact
                       ------------------            ----------------

Address:               22 Eastcheap,                 22 Eastcheap,
                       London EC3M 1LA.              London EC3M 1LA.

Fax Number:            0171 929 4009                 0171 929 4009

Telex Number:          920090                        920090

Attention:             Simon Fish, Operations        Andrew Kuyk, Manager
                        Manager

By:                    JULIE GAVIN AS ATTORNEY
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DEXIA PROJECT & PUBLIC FINANCE INTERNATIONAL BANK, LONDON BRANCH

                       Operations Contact            Credit Contact
                       ------------------            ----------------

Address:               55 Tufton Street,             55 Tufton Street,
                       Westminster,                  Westminster,
                       London SW1P 3QF.              London SW1P 3QF.

Fax Number:            0171 799 2117                 0171 976 0976

Attention:             Justin Wyatt, Senior          Victoria Derby, Manager,
                        Manager, Operations          Project Finance

By:                    JULIE GAVIN AS ATTORNEY


THE FUJI BANK, LIMITED

                       Operations Contact            Credit Contact
                       ------------------            ----------------

Address:               River Plate House,            River Plate House,
                       7-11 Finsbury Circus,         7-11 Finsbury Circus,
                       London EC2M 7DH.              London EC2M 7DH.

Fax Number:            0171 588 1400                 0171 588 1400

Telex Number:          886352/886317 FUJIBK G        886352/886317 FUJIBK G

Attention:             Richard Hiscock,              Robert Pettitt, Senior
                       Manager, Credit &             Manager, Corporate
                        Loans Department              Relations Management Group

By:                    ROBERT PETTITT

KBC BANK N.V. LONDON BRANCH


                       Operations Contact            Credit Contact
                       ------------------            ----------------

Address:               7th Floor,                    KBC Finance Ireland,
                       Exchange House,               KBC House,
                       Primrose Street,              International Financial
                       London EC2A 2HQ.               Services Centre,
                                                     Dublin 1,
                                                     Republic of Ireland.

Fax Number:            0171 256 4846                 00 353 1 670 0855

Attention:             Julian Wheeler/               Fiacra Nagle/
                       Martin Clarke                 Alan Hudson

By:                    JULIE GAVIN AS ATTORNEY
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LLOYDS BANK PLC

                       Operations Contact            Credit Contact
                       ------------------            ----------------

Address:               Bank House,                   PO Box 787,
                       Wine Street,                  6-8 Eastcheap,
                       Bristol BS1 2AM.              London EC3M 1LL.

Fax Number:            0117 923 3367                 0171 661 4852

Telex Number:          888301                        888301

Attention:             Ted Roylance,                 Dean Byrne/Guy Reeves,
                       Loans Administration          Corporate Banking

By:                    DEAN BYRNE


THE CO-OPERATIVE BANK P.L.C.

                       Credit and Operations Contacts
                       ------------------------------

Address:               PO Box 101,
                       1 Balloon Street,
                       Manchester M60 4EP.

Fax Number:            0161 832 8274

Telex Number:          567274 COOPBKG

Attention:             Philip J. Basten,
                       Business Development Manager

By:                    JULIE GAVIN AS ATTORNEY


SOCIETE GENERALE, LONDON BRANCH

                       Operations Contact            Credit Contact
                       ------------------            ----------------

Address:               SG House,                     SG House,
                       41 Tower Hill,                41 Tower Hill,
                       London EC3N 4SG.              London EC3N 4SG.

Fax Number:            0171 638 6517                 0171 680 9478

Attention:             Karen Schwartz                Sarah Grant

By:                    JULIE GAVIN AS ATTORNEY
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THE SUMITOMO BANK, LIMITED

                       Operations Contact            Credit Contact
                       ------------------            ----------------

Address:               Temple Court,                 Temple Court,
                       11 Queen Victoria Street,     11 Queen Victoria Street,
                       London EC4N 4TA.              London EC4N 4TA.

Fax Number:            0171 786 1569                 0171 248 3187

Telex Number:          887667                        887667

Attention:             Manager, Loans                Neil Jones
                        Administration

By:                    JULIE GAVIN AS ATTORNEY


THE DAI-ICHI KANGYO BANK, LTD


                       Operations Contact            Credit Contact
                       ------------------            ----------------

Address:               DKB House,                    DKB House,
                       24 King William Street,       24 King William Street,
                       London EC4R 9DB.              London EC4R 9DB.

Fax Number:            0171 626 3648                 0171 200 9494

Attention:             Christine Hawkins,            Chris Williams,
                       Manager                       Senior Manager

By:                    JULIE GAVIN AS ATTORNEY


ULSTER BANK LIMITED

                       Operations Contact            Credit Contact
                       ------------------            ----------------

Address:               Ulster Bank Markets,          Ulster Bank Markets,
                       11-16 Donegall Square East,   Ulster Bank Group Centre,
                       Belfast BT1 5HD,              George's Quay,
                       Ireland.                      Dublin 2,
                                                     Ireland.

Fax Number:            00 353 1 608 4199             00 353 1 608 4145

Telex Number:          93980                         93980

Attention:             Catherine Green/              Niall Tuite/
                       Deidre Hammond                Brendan Heneghan

By:                    JULIE GAVIN AS ATTORNEY
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AGENT
-----
CREDIT SUISSE FIRST BOSTON

Address:          Five Cabot Square,
                  London  E14 4QR

Fax Number:       0171 888 8398

Attention:        Agency Services Unit

By:               IAN PIDDOCK            JULIE GAVIN
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                                   SCHEDULE 1
                                   ----------

                                    LENDERS
                                    -------

Credit Suisse First Boston

Credit Lyonnais

The Industrial Bank of Japan, Limited

The Royal Bank of Scotland plc

Scotiabank Europe plc

Allied Irish Banks PLC (London Branch)

The Governor and Company of the Bank of Ireland

The Governor and Company of the Bank of Scotland

Bayerische Landesbank Girozentrale, London Branch

De Nationale Investeringsbank N.V., London Branch

Dexia Project & Public Finance International Bank, London Branch

The Fuji Bank, Limited

KBC Bank N.V., London Branch

Lloyds Bank Plc

The Co-operative Bank p.l.c.

Societe Generale, London Branch

The Sumitomo Bank Limited

The Dai-Ichi Kangyo Bank, Ltd

Ulster Bank Limited
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                                   SCHEDULE 2
                                   ----------

                             AMENDED LOAN AGREEMENT

See following pages.
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                                                                  --------------

 DATE: 28TH FEBRUARY, 1997 AS AMENDED ON 21ST MAY, 1997 AND ON 18TH JUNE, 1999


                    CASTLE TRANSMISSION INTERNATIONAL LTD.
                                  AS BORROWER


                 CASTLE TRANSMISSION SERVICES (HOLDINGS) LTD.

                                      AND

                       MILLENNIUM COMMUNICATIONS LIMITED
                                 AS GUARANTORS


                       THE LENDERS LISTED IN SCHEDULE 1


                          CREDIT SUISSE FIRST BOSTON
                               AS LEAD ARRANGER


                                CREDIT LYONNAIS
                     THE INDUSTRIAL BANK OF JAPAN, LIMITED
                        THE ROYAL BANK OF SCOTLAND PLC
                                      AND
                             SCOTIABANK EUROPE PLC
                                 AS ARRANGERS


                          CREDIT SUISSE FIRST BOSTON
                                   AS AGENT


   _________________________________________________________________________
   (Pounds)150,000,000 TERM AND REVOLVING LOAN FACILITIES WITH A EURO OPTION
  __________________________________________________________________________


                               Slaughter and May
                             35 BASINGHALL STREET
                               LONDON  EC2V 5DB

                                   (AGB/HZM)

                                 CC983390.001
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                                   CONTENTS

CLAUSE                                                                 PAGE

PART I: INTERPRETATION                                                    2

1. INTERPRETATION AND CALCULATIONS                                        2

PART II :  THE FACILITIES                                                15

2. THE FACILITIES                                                        15

3. THE LENDERS AND THE BORROWER                                          16

4. FEES AND EXPENSES                                                     16

5. CANCELLATION                                                          19

PART III : THE LOAN                                                      22

6. ADVANCE OF FUNDS                                                      22

7. CURRENCY OPTION                                                       25

8. INTEREST                                                              26

9. REPAYMENT                                                             30

10. PREPAYMENT                                                           33

PART IV: CHANGES OF CIRCUMSTANCES AND PAYMENTS                           39

11. CHANGES OF CIRCUMSTANCES                                             39

12. PAYMENTS                                                             44

13. LATE PAYMENT                                                         46

14. SHARING AMONG LENDERS                                                46

PART V : GUARANTEE AND INDEMNITY                                         48

15. GUARANTEE                                                            48

16. GUARANTOR'S INDEMNITY                                                50

PART VI : REPRESENTATIONS, COVENANTS AND TERMINATION EVENTS              51

17. REPRESENTATIONS                                                      51

18. INFORMATION COVENANTS                                                55

19. FINANCIAL COVENANTS                                                  59

20. GENERAL COVENANTS                                                    64

21. TERMINATION EVENTS                                                   75

PART VII : MISCELLANEOUS                                                 80

22. THE AGENT AND THE ARRANGERS                                          80

23. EVIDENCE AND CERTIFICATES                                            84

24. NOTICES                                                              85
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25. ASSIGNMENT AND NOVATION                                              85

26. WAIVERS, AMENDMENTS AND RELEASES OF SECURITY                         87

27. MISCELLANEOUS                                                        88

28. LAW                                                                  88

SCHEDULE 1: LENDERS AND COMMITMENTS                                      89

SCHEDULE 2: COSTS RATE                                                   91

SCHEDULE 3: CONDITIONS PRECEDENT TO DRAWING ON OR AFTER THE AMENDMENT
DATE                                                                     93

SCHEDULE 4: FORM OF SUBSTITUTION CERTIFICATE                             95

SCHEDULE 5: FORM OF NOTICE FOR THE ADVANCE                               97

SCHEDULE 6:  FORM OF ADDITIONAL GUARANTOR AGREEMENT                      98

SCHEDULE 7: FORM OF CONFIDENTIALITY UNDERTAKING                         100

SCHEDULE 8: FORM OF OPINION OF SLAUGHTER AND MAY                        102

SCHEDULE 9: FORM OF OVERDRAFT BANK AGREEMENT                            110

SCHEDULE 10:  FORM OF HEDGING BANK AGREEMENT                            115

SCHEDULE 11: REQUIREMENTS FOR HEDGING CONTRACTS                         121
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                             DATE: 18th June, 1999


                     CASTLE TRANSMISSION INTERNATIONAL LTD.
                                  AS BORROWER


                  CASTLE TRANSMISSION SERVICES (HOLDINGS) LTD.

                                      AND

                       MILLENNIUM COMMUNICATIONS LIMITED
                                 AS GUARANTORS


                        THE LENDERS LISTED IN SCHEDULE 1


                           CREDIT SUISSE FIRST BOSTON
                                AS LEAD ARRANGER


                                CREDIT LYONNAIS
                     THE INDUSTRIAL BANK OF JAPAN, LIMITED
                         THE ROYAL BANK OF SCOTLAND PLC
                             SCOTIABANK EUROPE PLC
                                  AS ARRANGERS



                           CREDIT SUISSE FIRST BOSTON
                                    AS AGENT


           _________________________________________________________

                            LOAN AMENDMENT AGREEMENT

                   (Pounds)64,000,000 REVOLVING LOAN FACILITY

    BEING AMENDED TO (Pounds)150,000,000 TERM AND REVOLVING LOAN FACILITIES

           _________________________________________________________

                               SLAUGHTER AND MAY
                              35 BASINGHALL STREET
                                    LONDON

                                    EC2V 5DB

                                   (AGB/HZM)



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                                LOAN AGREEMENT

DATE: 28th February, 1997 as amended on 21st May, 1997 and on 18th June, 1999

PARTIES

1. CASTLE TRANSMISSION INTERNATIONAL LTD. (formerly known as Castle Transmission Services Limited), a company incorporated in England (number 3196207), of Warwick Technology Park, Gallows Hill, Heathcote Lane, Warwick CV34 6TN, as borrower

2. CASTLE TRANSMISSION SERVICES (HOLDINGS) LTD., a company incorporated in England (number 3242381), of Warwick Technology Park, Gallows Hill, Heathcote Lane, Warwick CV34 6TN and MILLENNIUM COMMUNICATIONS LIMITED, a company incorporated in England (number 2903056), of Warwick Technology Park, Gallows Hill, Heathcote Lane, Warwick CV34 6TN, as guarantors

3.   THE LENDERS listed in Schedule 1, as lenders

4.   CREDIT SUISSE FIRST BOSTON, as lead arranger

5. CREDIT LYONNAIS, THE INDUSTRIAL BANK OF JAPAN, LIMITED, THE ROYAL BANK OF SCOTLAND PLC and SCOTIABANK EUROPE PLC as arrangers

6.   CREDIT SUISSE FIRST BOSTON, as agent

BACKGROUND

(A) At the request of the Borrower the Lenders are willing to provide a (Pounds)100,000,000 revolving facility which will convert into a term loan facility on the third anniversary of the Amendment Date and a (Pounds)50,000,000 revolving loan facility to the Borrower on the terms of this Agreement. The loan facilities will contain a euro option. In addition, the loan facilities are to be guaranteed by the Guarantors and secured by the Charges granted by the Borrower and the Guarantors.

(B) The Borrower has utilised all the amounts advanced to it under this Agreement before the Amendment Date for the purpose of acquiring "DTT Equipment", as defined in the Bonds.

The parties agree as follows:

                            PART I: INTERPRETATION

1.   INTERPRETATION AND CALCULATIONS

1.1  DEFINITIONS
     In this Agreement:

     "ADVANCE" means an advance made, or to be made, under Clause 6.

     "ADVANCE DATE" means the date, or proposed date, of an Advance.

     "AGENT" means Credit Suisse First Boston, in its capacity as agent for the Lenders, acting through its office at Five Cabot Square, London E14 4QR or any other office in England which it may notify to the Borrower and the Lenders. If there is a change of Agent in accordance with Clause 22.12, "AGENT" will instead mean the new Agent appointed under that Clause.

     "AMENDMENT DATE" has the meaning described in Clause 0.

     "ANALOGUE TRANSMISSION AGREEMENT" means the agreement between the Borrower and the BBC dated 27th February, 1997 as amended by an amending agreement dated 16th July, 1998 relating to the analogue transmission by the Borrower of television and radio programmes produced by the BBC.

     "ANALOGUE TRANSMISSION BUSINESS" means the business previously carried on by the BBC and assumed by the Borrower under the transfer scheme dated 24th February, 1997 made by the BBC in favour of, among others, the Borrower. This business is the provision of broadcasting, transmission and signal distribution services for radio and analogue television.

     "APPLICABLE MARGIN" means the rate determined in accordance with Clause
     8.8.

     "ARRANGERS" means each of Credit Suisse First Boston in its capacity as lead arranger and Credit Lyonnais, The Industrial Bank of Japan, Limited, The Royal Bank of Scotland plc and Scotiabank Europe Plc, in their capacities as arrangers of the Facilities.

     "AUTHORISED PERSON" means a person authorised to sign documents on behalf of a Company under this Agreement by virtue of a resolution of the directors of that Company a certified copy of which has been delivered to the Agent. A person will cease to be an "AUTHORISED PERSON" upon notice by the appointing Company to the Agent.

     "AVAILABLE COMMITMENT" means Available Facility A Commitment or Available Facility B Commitment or both.

     "AVAILABLE FACILITY A COMMITMENT" means the amount of a Lender's Facility A Commitment which is available for the Borrower. On any day, it is the Facility A Commitment of that Lender less that Lender's participation in all outstanding Facility A Advances. Participations in Facility A Advances in the Optional Currency will be taken at their Original Sterling Amount.

     "AVAILABLE FACILITY B COMMITMENT" means the amount of a Lender's Facility B Commitment which is available to the Borrower. On any day it is that Lender's Facility B Commitment on that day less that Lender's aggregate participation in all outstanding Facility B Advances. Participations in Facility B Advances in the Optional Currency will be taken at their Original Sterling Amount.

     "BBC" means The British Broadcasting Corporation.

     "BBC DTT TRANSMISSION AGREEMENT" means the DTT transmission agreement entered into between the Borrower and BBC dated 10th February, 1998 under which the Borrower has agreed to provide, amongst other things, distribution and transmission services to the BBC in relation to multiplex facilities for DTT.

     "BONDS" means the (Pounds)125,000,000 Guaranteed Bonds due 2007 issued on 21st May, 1997 by CT Finance.

     "BORROWER" means Castle Transmission International Ltd., the first party to this Agreement.

     "BORROWER'S GROUP" means:

     (A)  if the Borrower has no Subsidiaries, the Borrower; and

     (B) if the Borrower has Subsidiaries, the Borrower and its Subsidiaries taken as a whole.

     "BORROWER'S RESTRICTED GROUP" has the meaning described in Clause 19.1.

     "BUSINESS DAY" means a day on which banks are open for inter-bank payments in London.

     "CCIC" means Crown Castle International Corporation.

     "CCIC AFFILIATE" means a wholly-owned Subsidiary of CCIC other than a member of the Borrower's Group.

     "Certifying Financial Officer" means:

     (A)  the senior financial officer of the Borrower; or

     (B) any other person authorised to sign certificates under this Agreement on behalf of the Borrower in place of the senior financial officer and who is so authorised by virtue of a resolution of the directors of the Borrower (a certified copy of which has been delivered to the Agent).

     "CHARGED ACCOUNT" means the account of the Borrower with the Agent which is the subject of the Deposit Agreement and Charge on Cash Deposits.

     "CHARGES" means:

     (A)  the Debenture;

     (B)  the Deposit Agreement and Charge on Cash Deposits;

     (C) each deed of accession executed and delivered pursuant to Clause 28.2 of the Debenture including the deed of accession entered into between Millennium, the Parent and the Agent as of 27th October, 1998;

     (D) any other document creating in any foreign jurisdiction a form of security similar to that created under the Debenture in a form satisfactory to the Agent but which shall not contain terms materially more onerous than the Debenture;

     (E)  the Scottish Charge;

     (F)  the Northern Irish Charge; and

     (G) any other document executed in accordance with the terms of a "CHARGE" or this Agreement and expressed to be, or to be supplemental to, a Charge.

     "COMMITMENTS" means Facility A Commitments and Facility B Commitments.

     "COMPANY" means any of the Borrower and each Guarantor.

     "CONTRACT OF SERVICES" means the contract of services in the agreed form between the Borrower and CCIC.

     "CONVERSION DATE" means the third anniversary of the Amendment Date. If this date is not a Business Day the "CONVERSION DATE" will instead be the next Business Day, unless that day is in another calendar month. Where it is in another calendar month that "CONVERSION DATE" will instead be the preceding Business Day.

     "CONVERTED FACILITY A ADVANCE" means a Facility A Advance(s) outstanding with effect from the Conversion Date or any Facility A Advance into which this Converted Facility A Advance is split or consolidated in accordance with Clause 8.1(B).

     "COSTS RATE" means a rate per annum determined by the Agent and notified to the Borrower. This rate will be applied to an outstanding amount in sterling for a particular period. It will be calculated in accordance with
     Schedule 2.

     "CT FINANCE" means Castle Transmission (Finance) plc (a company incorporated in England and Wales with registered number 3347387).

     "DEBENTURE" means the debenture creating fixed and floating charges or, in the case of the Parent, a charge over the shares held by it in the Borrower dated 28th February, 1997 and made between the Parent, the Borrower and Credit Suisse First Boston as trustee for the Lenders as acceded to by Millennium as of 27th October, 1998 and as supplemented and amended by the Supplemental and Amendment Deed.

     "DEBT COVERAGE" has the meaning described in Clause 19.1.

     "DEPOSIT AGREEMENT AND CHARGE ON CASH DEPOSITS" means the agreement dated 28th February, 1997 and amended with effect from 21st May, 1997 and further amended by the Deposit Charge Amendment Agreement with effect from the Amendment Date and made between the Borrower as depositor and Credit Suisse First Boston as agent and trustee for the Lenders.

     "DEPOSIT CHARGE AMENDMENT AGREEMENT" means the agreement dated on or before the Amendment Date and made between the Borrower as depositor and Credit Suisse First Boston as agent and trustee for the Lenders amending the Deposit Agreement and Charge on Cash Deposits (as in effect before the Amendment Date).

     "DISTRIBUTION" means any dividend or other distribution (as defined in section 263(2) of the Companies Act 1985, but ignoring section 263(2)(b)) or any loan to shareholders.

     "DTT" means digital terrestrial television.

     "DTT TRANSMISSION BUSINESS" means the business of providing DTT distribution and transmission services.

     "EBITDA" has the meaning described in Clause 19.1.

     "EMU LEGISLATION" means the legislative measures of the Council of the European Union providing for the introduction of, changeover to, or operation of, the euro.

     "EQUITY CONSORTIUM" means CCIC, TeleDiffusion de France International S.A., Berkshire Partners LLC and funds managed by it and Candover Investments plc and funds managed by it.

     "EQUIVALENT AMOUNT" means the amount in the Optional Currency equivalent to a specified amount in sterling. The "EQUIVALENT AMOUNT" will be calculated using the Exchange Rate applicable to the date on which the amount in the Optional Currency is to be or was advanced.

     "EURIBOR" means a rate per annum determined by the Agent and notified to the Borrower. This rate will be applied to an outstanding amount in euros for a particular period. It will be determined as follows:

     (A) "EURIBOR" will be the Screen Rate for deposits in euro for that period. This rate will be determined at or about 11.00 a.m. (Brussels time) on the Rate Fixing Date relating to the first day of that period.

     (B) If there is no Screen Rate for euro for that period, "EURIBOR" will be calculated using the rate at which deposits in euro are offered to the Reference Banks for that period by leading banks in the European inter-bank market. Each Reference Bank will notify the Agent of this rate when requested by the Agent. The rate notified will be the rate as at 11.00 a.m. (Brussels time) on the Rate Fixing Date relating to the first day of that period. The Agent will calculate the arithmetic mean of these rates, rounded upwards to five decimal places. This will be "EURIBOR" for the period. If fewer than two Reference Banks provide the Agent with notifications for a particular period, this method of determining "EURIBOR" will not be used for that period and Clause 11.3 will apply instead.

     "EURO" or "E" means the single currency of the participating member states in the Third Stage.

     "EURO UNIT" means a unit of the euro as defined in the EMU legislation.

     "EXCEPTIONAL ITEMS" has the meaning described in Clause 19.1.

     "EXCESS CASH FLOW" has the meaning described in Clause 10.3(G).

     "EXCHANGE RATE" means a rate of exchange for converting an amount in sterling into an amount in the Optional Currency. The "EXCHANGE RATE" applicable to any date will be the Agent's spot rate for the purchase of euro using sterling at or around 11.00 a.m. on the third Business Day before that date.

     "EXTRAORDINARY ITEMS" has the meaning described in Clause 19.1.

     "FACILITIES" means the loan facilities provided by this Agreement.

     "FACILITY A" means the loan facility described in Clause 2.1(A).

     "FACILITY A ADVANCE" means an Advance made or outstanding, or to be made, under Facility A.

     "FACILITY A COMMITMENT" means the amount which each Lender has committed to Facility A. Each Lender's initial "FACILITY A COMMITMENT" is the amount set out next to its name in the column numbered (1) of Schedule 1. This may be reduced or revised in accordance with this Agreement. In addition the amount of a Lender's "FACILITY A COMMITMENT" may be adjusted by assignments and assumptions in accordance with Clause 25.2 and novations in accordance with Clause 25.3.

     "FACILITY A COMMITMENT AVAILABILITY TERMINATION DATE" means the Conversion Date or, if earlier, the date Facility A is cancelled in full in accordance with the terms of this Agreement.

     "FACILITY A LOAN" means the principal amount borrowed and not repaid under Facility A.

     "FACILITY A REPAYMENT DATE" means each of the nine dates set out in Clause
     9.3. If any of those dates is not a Business Day that "FACILITY A REPAYMENT DATE" will instead be the next Business Day, unless that day is in another calendar month. Where it is in another calendar month that "FACILITY A REPAYMENT DATE" will instead be the preceding Business Day.

     "FACILITY B" means the revolving loan facility described in Clause 2.1(B).

     "FACILITY B ADVANCE" means an Advance made, or to be made, under the Facility B.

     "FACILITY B COMMITMENT" means the amount which a Lender has committed to Facility B. Each Lender's initial "FACILITY B COMMITMENT" is the amount set out next to its name in the column numbered (2) of Schedule 1. This may be reduced or revised in accordance with this Agreement. In addition the amount of a Lender's "FACILITY B COMMITMENT" may be adjusted by assignments and assumptions in accordance with Clause 25.2 and novations in accordance with Clause 25.3.

     "FACILITY B LOAN" means the principal amount borrowed and not repaid under Facility B.

     "FACILITY TERMINATION DATE" means the seventh anniversary of the Amendment Date or, if earlier, the first date on which both Facility A is cancelled in full and Facility B is cancelled in full, in either case, in accordance with the terms of this Agreement.

     "FINANCIAL INDEBTEDNESS" has the meaning described in Clause 19.1.

     "FINANCIAL MODEL" means the management case model dated 9th June, 1999 which is described on its face as "Management Case, printed on 9th June, 1999 at 11.49 a.m." in the agreed form.

     "FINANCING DOCUMENT" means each of this Agreement and each Charge (and includes each amending agreement relating to any of them).

     "FIXED CHARGE COVERAGE SERVICE RATIO" has the meaning described in Clause 19.1.

     "FURTHER ACQUISITION" has the meaning described in Clause 20.1(L).

     "GENERALLY ACCEPTED ACCOUNTING PRINCIPLES" means, at any time, accounting principles generally accepted and adopted in England at such time.

     "GROUP" means the Parent and its Subsidiaries.

     "GUARANTEE" means the guarantee of amounts due under this Agreement contained in Clause 15.

     "GUARANTOR" means:

     (A) the Parent, Millennium and each Restricted Subsidiary which has become an additional guarantor in accordance with Clause 20.1(R); and

     (B) the Borrower in respect of the obligations of each Restricted Subsidiary under an Overdraft Bank Agreement.

     "HEDGING BANK" means any Lender or any affiliate of any Lender which is from time to time a party to a Hedging Contract.

     "HEDGING BANK AGREEMENT" means an agreement substantially in the form of
     Schedule 10.

     "HEDGING CONTRACT" means a contract entered into by the Borrower as part of its implementation of the Hedging Policy and includes all transactions entered into under that contract.

     "HEDGING POLICY" means the hedging policy of the Borrower and in a form satisfactory to the Agent which is delivered by the Borrower under paragraph 17 of Schedule 3.

     "HOLDING COMPANY" has the meaning described in section 736 of the Companies Act 1985.

     "INDEBTEDNESS FOR BORROWED MONEY" of any person means:

     (A)  all obligations of that person for borrowed money,

     (B) any indebtedness under any acceptance credit opened on behalf of that person,

     (C) the face amount of any bills of exchange (issued for the purposes of raising finance) for which that person is liable,

     (D) all obligations of that person under any bond, debenture, note or similar instrument (but excluding any of the same which are issued in connection with the performance of obligations under contracts which are not payment obligations),

     (E) all obligations of that person in respect of any interest rate or currency swap or forward currency sale or purchase or other form of interest or currency hedging transaction (including without limit caps, collars and floors),

     (F)  all payment obligations of that person under any finance lease,

     (G) all liabilities of that person (actual or contingent) under any guarantee, bond, security, indemnity or other agreement in respect of any Indebtedness for Borrowed Money of any other person, and

     (H) any other liability (actual or contingent) undertaken by that person for the purpose of raising finance.

     "INFORMATION MEMORANDUM" means the information memorandum dated May, 1999 prepared to assist in the syndication of the Facilities.

     "INSTRUCTING GROUP" means Lenders whose Facility A Commitments and Facility B Commitments in aggregate exceed 66.6% of the total. If, however, an Advance has been made "INSTRUCTING GROUP" means Lenders whose participations in the Loan in aggregate exceed 66.6%. The amount of participations in Advances in the Optional Currency will be taken at their Original Sterling Amount.

     "INTER-COMPANY LOAN AGREEMENT" means the inter-company loan agreement dated 21st May, 1997, between CT Finance and the Borrower as amended on or around the Amendment Date.

     "INTEREST" has the meaning described in Clause 19.1.

     "INTEREST PERIOD" means each period described in Clause 8.1.

     "INVESTMENT AMOUNTS" means, in relation to any period, the aggregate of:

     (A) Indebtedness for Borrowed Money incurred by, provided by or otherwise made available during that period by members of the Borrower's Restricted Group in relation to Unrestricted Entities. For this purpose any contingent liabilities will be taken at their maximum amount;

     (B) loans or other credit provided during that period by members of the Borrower's Restricted Group (to the extent not already included in paragraph (A) and with any contingent liabilities taken at their maximum amount);

     (C) any investments made during that period by members of the Borrower's Restricted Group; and

     (D) consideration paid during that period by members of the Borrower's Restricted Group in respect of Further Acquisitions. For this purpose the aggregate consideration paid will include any deferred purchase price payable (which, in the case of any earn-out, will be a fair estimate of the value of this earn-out) and any fair estimate of contingent costs or liabilities assumed in connection with the Further Acquisition (which shall include, in the case of joint ventures, any obligation of the type referred to in Clause 20.1(L)(i)(c)) details of which, in each case, must be set out in reasonable detail in the certificate delivered to the Agent by the Certifying Financial Officer under Clause 18.1(n). To the extent that amounts have already been taken into account in respect of any deferred purchase price payable or contingent costs or liabilities assumed these amounts will not be again taken into account during the period when they are paid, in each case, calculated so as to eliminate any double counting.

     "LENDER" means a lender listed in Schedule 1 acting through the office appearing under its name on the signature pages or any other office in the United Kingdom which it may notify to the Agent. A lender which acquires an interest in the Facilities by way of assignment or novation will become a "LENDER" and will act through its office notified to the Agent. The expression also includes a successor in title to a Lender. A Lender will cease to be a "LENDER" if it assigns or novates its entire interest in the Facilities.

     "LENDER GROUP COMPANY" means a Lender or any Holding Company of a Lender.

     "LIBOR" means a rate per annum determined by the Agent and notified to the Borrower. This rate will be applied to an outstanding amount in sterling for a particular period. It will be determined as follows:

     (A) "LIBOR" will be the Screen Rate for deposits in sterling for that period. This rate will be determined at or about 11.00 a.m. on the Rate Fixing Date relating to the first day of that period.

     (B) If there is no Screen Rate for deposits in sterling for that period, "LIBOR" will be calculated using the rate at which deposits in sterling are offered to the Reference Banks for that period by leading banks in the London inter-bank market. Each Reference Bank will notify the Agent of this rate when requested by the Agent. This rate will be determined at or about 11.00 a.m. on the Rate Fixing Date relating to the first day of that period. The Agent will calculate the arithmetic mean of these rates rounded upwards to five decimal places. This will be "LIBOR" for the period. If fewer than two Reference Banks provide the Agent with notifications for a particular period, this method of determining "LIBOR" will not be used for that period and Clause 11.3 applies.

     "LOAN" means the aggregate principal amount borrowed and not repaid under the Facilities.

     "MATERIAL CONTRACT" means each Transmission Agreement, the NTL Site Sharing Agreement and any other contract generating 10% or more of the Borrower's gross revenues (measured annually on the basis of the latest set of annual audited accounts of the Borrower delivered to the Agent under Clause 18.1(a)).

     "MILLENNIUM" means Millennium Communications Limited, one of the second parties to this Agreement.

     "NATIONAL CURRENCY UNIT" or "NCU" means a unit of the euro (other than the euro unit) as defined in the EMU legislation.

     "NET CASH INTEREST" has the meaning described in Clause 19.1.

     "NET DISPOSAL PROCEEDS" means, in respect of a disposal, the gross proceeds of that disposal minus:

     (A)  reasonable costs of the disposal;

     (B) liabilities (including, without limitation, liabilities to the BBC) which are required to be discharged as a result of the disposal (other than liabilities incurred in contemplation of it);

     (C) provisions which the directors reasonably determine need to be made for taxes arising as a result of the disposal; and

     (D) where the asset which is the subject of the disposal is being replaced, the cost of the replacement asset to the extent that it is acquired for cash within the period 6 months before or after the disposal.

     If the "NET DISPOSAL PROCEEDS" would be a negative number it will be taken to be zero. Where a disposal is made for non-cash consideration, the gross proceeds of that disposal will be calculated as the market value of the assets disposed of, as certified to the Agent by the Borrower and, if the Agent requests, the Borrower's auditors.

     "NEW SUBSIDIARY" has the meaning given to it in Clause 20.1(R)(ii).

     "NORTHERN IRISH CHARGE" means the agreement to be executed after the Amendment Date and made by the Borrower in favour of the Agent creating a first fixed charge over certain real properties located in Northern Ireland.

     "NTL SITE SHARING AGREEMENT" means the deed dated 10th September, 1991 between National Transcommunications Limited and the BBC relating to site sharing.

     "ONDIGITAL" means ONDIGITAL PLC (formerly known as British Digital Broadcasting PLC).

     "ONDIGITAL DTT TRANSMISSION AGREEMENT" means the DTT transmission agreement entered into between the Borrower and ONDIGITAL dated 18th December, 1997 under which the Borrower has agreed to provide, amongst other things, distribution and transmission services to ONDIGITAL in relation to three multiplex facilities for DTT.

     "OPTIONAL CURRENCY" means euro.

     "ORIGINAL STERLING AMOUNT" means the sterling equivalent of an amount in the Optional Currency. The "ORIGINAL STERLING AMOUNT" will be derived by using the Exchange Rate applicable to the date on which the amount in the Optional Currency is to be or was advanced.

     "OVERDRAFT BANK" means any Lender or any affiliate of any Lender which from time to time provides Overdraft Facilities.

     "OVERDRAFT BANK AGREEMENT" means an agreement substantially in the form of
     Schedule 9.

     "OVERDRAFT FACILITIES" means any overdraft facilities (which may be in sterling or other currencies) provided to the Borrower or any other member of the Borrower's Restricted Group by Overdraft Banks which have signed Overdraft Bank Agreements with the Borrower or, as the case may be, the other member of the Borrower's Restricted Group.

     "PARENT" means Castle Transmission Services (Holdings) Ltd., one of the second parties to this Agreement.

     "PARTICIPATING MEMBER STATES" means those member states of the European Union from time to time which adopt a single, shared currency in the Third Stage, as defined and identified in the EMU legislation.

     "POTENTIAL TERMINATION EVENT" means an event or state of affairs which is mentioned in Clause 21.1 but which has not become a Termination Event because a period has not elapsed or a notice has not been given.

     "QUARTER" means a financial quarter of the Borrower's financial year.

     "RATE FIXING DATE" means the day on which quotes are customarily taken for the relevant period:

     (A) in the case of LIBOR, for deposits in sterling in the London inter-bank market; or

     (B) in the case of EURIBOR, for deposits in euros in the European inter-bank market,

     in either case for delivery on the Advance Date (which, in relation to euro, means a day on which the Trans-european Automated Real time Gross settlement Express Transfer system (TARGET) is open).

     "Reference Banks" means, initially, the principal London (or, in the case of an amount in euros, Brussels) offices of Credit Suisse First Boston, The Royal Bank of Scotland plc and Scotiabank Europe plc. The Agent, following consultation with the Borrower and the Lenders, may replace a "REFERENCE BANK" with another Lender or an affiliate of a Lender. This replacement will take effect when notice is delivered to the Borrower and the Lenders.

     "RESTRICTED SUBSIDIARY" means any Subsidiary of the Borrower which is not then an Unrestricted Subsidiary and which, accordingly, is either:

     (A) required to become a Guarantor for the purposes of Clause 20.1(R); or

     (B) not required to become a Guarantor for the purposes of Clause 20.1(R) as a result of Clause 20.1(R)(v).

     "Scottish Charge" means the agreement to be executed after the Amendment Date and made by the Borrower in favour of the Agent creating a first fixed charge over certain real properties located in Scotland.

     "SCREEN RATE" means the rate shown on:

     (A) in the case of LIBOR, Telerate page 3750; or

     (B) in the case of EURIBOR, Telerate page 248.

     If either of these pages is replaced by another which displays the rates for inter-bank deposits offered by leading banks in London (in the case of LIBOR) or Europe (in the case of EURIBOR) the Agent may nominate an alternative page for the affected page.

     "SECURITY" means security of any type created or existing over any asset. "SECURITY" will also include retention of title arrangements, rights to retain possession and any arrangement providing a creditor with a prior right to an asset, or its proceeds of sale, over other creditors in a liquidation.

     "SHARE SALE AGREEMENT" means the Share Sale Agreement dated 23rd January, 1997 and made between the BBC and the Parent concerning the acquisition by the Parent of the Borrower. It also includes any disclosure letters.

     "SHAREHOLDERS AGREEMENT" means the Shareholders' Agreement dated 21st August, 1998 (replacing a shareholders agreement dated 23rd January, 1997) and made between CCIC, TeleDiffusion de France International S.A. and the Parent and to which Digital Future Investments B.V. acceded and replaced TeleDiffusion de France International S.A. as a party under a deed of adherence dated 6th April, 1999.

     "SUBORDINATED LOAN AGREEMENT" means the agreement dated 27th February, 1997 between the Borrower, the Parent and the Agent relating to the provision of subordinated loans by the Parent to the Borrower.

     "SUBSIDIARY" has the meaning described in section 736 of the Companies Act 1985.

     "SUBSTITUTION CERTIFICATE" means a document substantially in the form set out in Schedule 4.

     "SUPPLEMENTAL AND AMENDMENT DEED" means the deed dated on or before the Amendment Date and made between the Parent, the Borrower, Millennium and Credit Suisse First Boston as trustee for the Lenders supplementing and amending the Debenture (as in effect before the Amendment Date).

     "TDF ROLL-UP" has the meaning described in Clause 20.1(EE).

     "TERMINATION EVENT" has the meaning described in Clause 21.1.

     "THIRD STAGE" means the third stage of European economic and monetary union pursuant to the Treaty establishing the European Community (as amended from time to time).

     "TOTAL ANNUAL INVESTMENT LIMIT" means, in each financial year, the figure which is 10% of the gross assets of the Borrower's Restricted Group (as shown in the latest set of annual audited consolidated financial statements delivered to the Agent under Clause 18.1(b) at the time the relevant calculation in respect of the financial year in question is being made).

     "TOTAL FACILITY A COMMITMENTS" means the aggregate of the Facility A Commitments of all the Lenders.

     "TOTAL FACILITY B COMMITMENTS" means the aggregate of the Facility B Commitments of all the Lenders.

     "TOTAL INTEREST PAYABLE" has the meaning described in Clause 19.1.

     "TRANSMISSION AGREEMENTS" means the Analogue Transmission Agreement, the BBC DTT Transmission Agreement and the ONDIGITAL DTT Transmission Agreement or such one of them as the context requires.

     "UNRESTRICTED ENTITY" means Unrestricted Subsidiaries and any other entity in which a member of the Restricted Group holds a less than majority interest.

     "UNRESTRICTED ENTITIES INVESTMENT LIMIT" means, at any time, the figure which is 10% of the gross assets of the Borrower's Restricted Group (as shown in the latest set of annual audited consolidated financial statements delivered to the Agent under Clause 18.1(b) at the time the relevant calculation in respect of the financial year in question is being made).

     "UNRESTRICTED SUBSIDIARY" has the meaning described in Clause 20.1(R)(ii).

     "YEAR 2000 PROGRAMME REPORT" means the report issued by the Borrower on 1st June, 1999 in relation to Year 2000 readiness (as amended and updated from time to time).

1.2  INTERPRETATION OF CERTAIN REFERENCES
     Unless a contrary intention is indicated:

     (A) References to Clauses and Schedules are to Clauses of, and the Schedules to, this Agreement. References to paragraphs are to paragraphs in the same sub-clause. References to sub-paragraphs are to sub-paragraphs in the same paragraph.

     (B) References to other documents include those documents as they may be amended in the future.

     (C)  References to times are to London time.

     (D) References to assets are to present and future assets and include revenues.

     (E) References to "(Pounds)", to "POUNDS" and to "STERLING" are to UK pounds sterling.

     (F) References to fees or expenses include any value added tax on those fees or expenses.

     (G) References to statutes and statutory instruments are to those statutes and statutory instruments as amended and in force from time to time.

     (H) References to any document in "AGREED FORM" are to that document in the form agreed between the parties, as evidenced by the form of that document being initialled for the purpose of identification by Norton Rose and Slaughter and May.

     (I) References to a "FINANCIAL YEAR" of the Borrower are references to a year starting on 1st January and ending on 31st December. This applies even where the Borrower's statutory accounting reference date is a date other than 31st December.

     (J)  References to:

          (i) "THIS AGREEMENT" are references to the Loan Agreement dated 28th February, 1997 between the Borrower, the Parent, the Lenders, the Agent and others as amended by the amendment agreements dated 21st May, 1997 and 18th June, 1999 and as supplemented by the additional guarantor agreement dated with effect from 27th October, 1998 under which Millennium acceded as a party to this Agreement.

                 However, the reference to "this Agreement" in Clause 2.2(A) is to the Loan Agreement referred to above before the Amendment Date.

          (ii) the "AMENDMENT DATE" are references to the date on which the second amendment to this Agreement becomes effective, which is expected to be 18th June, 1999.

1.3  HEADINGS

     All headings and titles are inserted for convenience only. They are to be ignored in the interpretation of this Agreement.

1.4  CALCULATIONS

     Interest and commitment fee will be calculated using the following formula:

                                I= D/Y x R x A
     where:

          I =  interest or commitment fee accrued

          D = number of days in the period for which the interest or commitment fee is to be calculated, including the first day but excluding the last day

          R =  the rate of interest or commitment fee, expressed as a fraction

          A = the amount on which interest or commitment fee is being calculated

          Y =  365 or, in the case of an amount in euro, 360.

     Interest and commitment fee will be treated as accruing uniformly over each period on a daily basis.

     In some cases "R" or "A" may change during a period for which interest and commitment fee is to be calculated. In this case the interest and commitment fee will be calculated for successive periods and then aggregated. These successive periods will be the periods during which "R" and "A" were constant.

1.5  REIMBURSEMENTS

     If a party wishes to claim reimbursement of any amount to which it is entitled it will deliver a demand to the reimbursing party. This will set out the losses, expenses or other amounts to be reimbursed. It must also specify the currency of reimbursement. The reimbursing party agrees to pay those amounts to the party entitled to them no later than two Business Days after the delivery of the demand to the reimbursing party. Where there is an outstanding Termination Event, payment will be due instead on delivery of this demand.

1.6  IMPACT OF THE INTRODUCTION AND OPERATION OF THE EURO

     Market practice relating to the inter-bank deposit market, the method and timing of rate fixing and the calculation of interest may change during the Third Stage. As a result, it may differ from the method of rate fixing and the calculation of interest prescribed under the terms of this Agreement and may also change in relation to drawings in sterling if it is
     substituted by the euro after the Amendment Date.   In this event, the
     Agent may notify the Borrower and the Lenders of the amendments to this Agreement which are required or reasonably desirable to reflect and conform to these changes. The amendments may provide for the use of London inter-bank market offered rates or inter-bank market offered rates from a wider European market (or, in either case, screen rates reflecting these offered rates). They may also change, amongst other things, the rate fixing time, the definition of "Business Day" and "Rate Fixing Date" and any elements of the formula set out in Clause 1.4. The amendments set out in the Agent's notice will take effect on the later of the date specified in the notice, the date not less than 10 Business Days after the date of that notice and (in the case of such changes being made due to a country becoming a participating member state after the Amendment Date) the date on which that participation commences. The amendments will not apply to interest which is computed by reference to any period starting before the date the amendments take effect. This clause may, in appropriate circumstances, be invoked more than once.

                           PART II :  THE FACILITIES

2.   THE FACILITIES

2.1  AMOUNT AND NATURE
     The Facilities comprise:

     (A) A seven-year (Pounds)100,000,000 revolving loan facility with a euro option which converts into a term loan facility on the Conversion Date under which advances may (subject to the terms and conditions of this Agreement) be made by the Lenders to the Borrower.

     (B) A seven-year (Pounds)50,000,000 revolving loan facility with a euro option under which advances may (subject to the terms and conditions of this Agreement) be made by the Lenders to the Borrower.

2.2  PURPOSE

     The Borrower agrees to use the proceeds of all Advances to:

     (A)  refinance existing Indebtedness for Borrowed Money;

     (B) finance its working capital, capital expenditure and other related costs in developing the infrastructure for its DTT transmission network (including for the purposes of acquiring "DTT Equipment" and making "Tower Acquisitions", both terms as defined in the Bonds); and

     (C) finance its working capital and for its other general corporate purposes, including for the purpose of making Further Acquisitions permitted under Clause 20.1(L).

     Without prejudice to the obligations of the Borrower under this sub-clause 2.2, neither the Agent nor the Lenders nor any of them shall be obliged to concern themselves with the application of amounts to be used or raised by the Borrower under this Agreement.

2.3  AVAILABILITY AFTER THE AMENDMENT DATE

     The Borrower may borrow under the Facilities (in their amended form as set out in this Agreement) on or after the Amendment Date after the Agent has received all the items listed in Schedule 3 in a form satisfactory to the Agent or, where the form has been agreed prior to the signing of this Agreement, in the agreed form.

2.4  EXPIRY OF AVAILABILITY

     (A) The Borrower may not borrow under Facility A after the Facility A Commitment Availability Termination Date.

     (B) The Borrower may not borrow under Facility B after the date falling one month before the Facility Termination Date.

2.5  SECURITY

     All amounts owing under this Agreement will be secured by the Charges.

3.   THE LENDERS AND THE BORROWER

3.1  RIGHTS AND OBLIGATIONS

     The rights and obligations of each Lender under the Financing Documents are separate and independent from the rights and obligations of each other Lender. A Lender may take proceedings against the Borrower or a Guarantor on its own without joining any other Lender to those proceedings.

3.2  FAILURE TO PERFORM

     If a Lender fails to perform its obligations the Borrower and the Guarantors will have rights solely against that Lender. The obligations of the Borrower and the Guarantors to the Agent, the Arrangers and the other Lenders will not be affected by this failure.

3.3  PARTICIPATIONS

     The participation of a Lender in an Advance will be calculated using the following formula:

                                  P = C/F x A
     where:

          P = the participation of that Lender in the Advance

          C = the Available Commitment of that Lender on the Advance Date for that Advance

          F = the aggregate Available Commitments of all the Lenders on that Advance Date

          A = the amount of the Advance.

     References above to Available Commitments are to:

     (A) Available Facility A Commitments in the case of an Advance under Facility A; and

     (B) Available Facility B Commitments in the case of an Advance under Facility B.

     The Agent may round participations upwards or downwards to the nearest unit of currency.

 4.  FEES AND EXPENSES

4.1  FRONT-END FEE

     The Borrower agrees to pay a front-end fee to the Arrangers. The amount of this fee, the timing of payment and the payees are described in a letter from Credit Suisse First Boston to the Borrower dated 28th April, 1999. This fee may be shared amongst the Arrangers and Lenders in accordance with the agreement between the Arrangers and each Lender (but that agreement shall be of no concern to the Borrower, who shall obtain a good discharge by making payment in accordance with the above-mentioned letter).

4.2  AGENCY FEE

     The Borrower agrees to pay an agency fee to the Agent. The amount of this fee and the timing of payment are described in a letter from the Agent to the Borrower dated 28th April, 1999.

4.3  COMMITMENT FEE

     A commitment fee will accrue on the aggregate of the Available Facility A Commitments and the Available Facility B Commitments of each Lender. This fee will accrue from the Amendment Date until:

     (A) in the case of Available Facility A Commitment, the Facility A Commitment Availability Termination Date; and

     (B) in the case of Available Facility B Commitment, the date falling one month before the Facility Termination Date.

     The Borrower agrees to pay the fee to each Lender in arrears at three-monthly intervals and on the Facility Termination Date.

     The rate of the fee applicable to each three-monthly period or shorter period ending on the Facility Termination Date will be:

     (A) in the case of the Available Facility A Commitment, half the Applicable Margin which would apply on the first day of the relevant period if an amount was advanced under Facility A on that date; and

     (B) in the case of the Available Facility B Commitment, half the Applicable Margin which would apply if an amount was advanced under Facility B on that date.

4.4  REIMBURSEMENT OF INITIAL EXPENSES

     The Arrangers and the Agent have incurred and will incur expenses in connection with the arrangement of the Facilities. The Borrower agrees to reimburse each of the Arrangers and the Agent for the amount of these expenses. They include the legal fees incurred in the negotiation, preparation and signature of the Financing Documents. They also include expenses incurred (after as well as before the Amendment Date) in perfecting any security constituted by the Charges and as part of the syndication process of the amended Facilities arranged by the Arrangers.

4.5  DOCUMENTARY TAXES

     This sub-clause applies if any registration fee, stamp duty or other documentary tax is required to be paid on or in connection with a Financing Document, any document referred to in or contemplated by a Financing Document or any judgment obtained in connection with a Financing Document. It also applies if a fee, duty or tax is payable in order for any of these documents to be valid, binding and enforceable, for the Security under the Charges to be perfected or for the Financing Documents to be admitted as evidence in court. In these circumstances the Borrower agrees to pay the fee, duty or tax together with any interest or penalty for late payment. Alternatively, the Agent or a Lender may make the payment. If it does so, the Borrower agrees to reimburse the Agent or that Lender for the amount paid and the losses and expenses incurred as a result of the payment.

4.6  PROTECTION OF RIGHTS

     An Arranger, the Agent or a Lender may incur expenses in protecting, preserving or (if any Company is in breach of its obligations under the Financing Documents) enforcing its rights under the Financing Documents. The Borrower agrees to reimburse that Arranger, the Agent or that Lender for the amount of these expenses.

4.7  EXPENSES RELATING TO AMENDMENTS

     The Borrower agrees to reimburse the Agent for the expenses that it or any of the Lenders incurs as a result of:

     (A) any request made by the Borrower to waive or amend a term of the Financing Documents; or

     (B) any amendments to the Financing Documents made as a result of the introduction or operation of the euro, including pursuant to Clause
          1.6 and Clause 6.2(E).

4.8  FSA AND ECB FEES

     (A) REIMBURSEMENT: This sub-clause applies if, whether now or in the future, either:

          (i) a requirement to pay fees is imposed by the Financial Services Authority under the Fees Regulations; or

          (ii)  a reserve requirement is imposed by the European Central Bank,

          which, in either case, is applied to any Lender (and would be applied generally to banks or financial institutions of a similar nature to that Lender) as a consequence of its Commitments, participation in the Facilities or the arrangements made by it in funding its participation in the Facilities. If, as a result, that Lender's effective return on its overall capital is reduced, the Borrower agrees to reimburse that Lender for the amount claimed.

     (B) NOTIFICATION PERIOD: In the event that paragraph (A) applies, each Lender may submit a certificate setting out a calculation of the amount claimed by it to the Agent within the period (the "CERTIFICATION PERIOD") of 10 Business Days after the end of each Relevant Period. The Agent will notify the Borrower of the amount claimed by that Lender within five Business Days after the end of the relevant Certification Period. The Borrower agrees to reimburse that Lender as provided in Clause 1.5.

     (C) RELEVANT PERIOD: In this sub-clause a "RELEVANT PERIOD" is, as appropriate:

          (i) the period beginning on the Amendment Date and ending on 31st December, 1999; or

          (ii) each subsequent period of six months starting on the previous day of preceding period and ending on 30th June or, as the case may be, 31st December; and

          (iii) the period shorter than six months which starts on 30th June or 31st December in a year and ends on the Facility Termination Date.

     (D) FEES REGULATIONS: In this sub-clause "Fees Regulations" means, as appropriate, either:

          (i)   the Banking Supervision (Fees) Regulations 1999; or

          (ii) such regulations as from time to time may be in force, relating to the payment of fees for banking supervision in respect of periods subsequent to 31st March, 2000.

5.   CANCELLATION

5.1  VOLUNTARY CANCELLATION

     The Borrower may cancel the whole or part of the Total Facility A Commitments or the whole or part of the Total Facility B Commitments by giving notice to the Agent. This notice will take effect five Business Days after it is received by the Agent unless a later date is specified in the notice. In that case the notice will take effect on the specified date. A cancellation of anything less than the full amount of the Facilities will, however, only take effect if the conditions in Clause 5.2 are satisfied. The Borrower may only cancel a part of the Total Facility A Commitments or a part of the Total Facility B Commitments which, in either case, is a minimum amount of (Pounds)5,000,000 and an integral multiple of (Pounds)1,000,000.

5.2  CONDITIONS PRECEDENT TO VOLUNTARY CANCELLATION
     A voluntary cancellation of anything less than the full amount of the Facilities under Clause 5.1 will only be effective if both the following are true:

     (A) The Agent has received a certificate signed by the Certifying Financial Officer or a director of the Borrower. The certificate must relate to the proposed cancellation. It must state that, after the cancellation takes effect, the Borrower will have sufficient sources of liquidity in existence to meet its ongoing working capital and general corporate requirements. The certificate must be received by the Agent no later than the time it receives the notice of cancellation.

     (B) Reasonable evidence of the sources of liquidity referred to in paragraph (A) has been delivered to the Agent before the cancellation is due to take effect. This is only required if Lenders comprising an Instructing Group request the Agent to demand this evidence. These requests must be received by the Agent by no later than 5.00 p.m. on the third Business Day before the date the proposed cancellation would otherwise take effect.

5.3  MANDATORY CANCELLATION ON DISPOSALS

     (A) OBLIGATION TO CANCEL: The Borrower agrees to cancel all or part of the Total Facility A Commitments and the Total Facility B Commitments in accordance with this sub-clause.

     (B) CIRCUMSTANCES IN WHICH OBLIGATION TO CANCEL ARISES: The Borrower will be obliged to make a cancellation under this sub-clause following the disposal of any of the assets of the Borrower or any of its Restricted Subsidiaries (a "DISPOSAL EVENT"). This does not apply to the following disposals:

          (i)   A disposal of obsolete assets.

          (ii) Disposals on arm's length terms where the aggregate fair market value of the assets disposed of in any financial year of the Borrower is no more than (Pounds)1,000,000.

          (iii) A disposal between the Borrower and any Restricted Subsidiary (which is a wholly-owned member of the Borrower's Restricted Group) or between Restricted Subsidiaries (each of which is a wholly-owned member of the Borrower's Restricted Group).

          (iv) Disposals for non-cash consideration. This exception will only apply to the extent of a maximum amount in Net Disposal Proceeds of (Pounds)2,500,000 during the period from the Amendment Date until the Facility Termination Date.

          (v) Disposals where the asset which is the subject of the disposal is being replaced to the extent that the Net Disposal Proceeds are applied to acquire the replacement asset within the period 6 months before or after the disposal.

          (vi) A disposal by a Restricted Subsidiary where each of the following is true:

                (a) the Restricted Subsidiary is prevented by applicable law from making an amount equal to the Net Disposal Proceeds available to the Borrower for it to make any payment resulting from a Disposal Event,

                (b) the Borrower and that Restricted Subsidiary have used all reasonable endeavours to enable an amount equal to the Net Disposal Proceeds to be made available to the Borrower so that any payment resulting from the Disposal Event can be made, and

                (c) the Borrower or that Restricted Subsidiary pays an amount equal to the Net Disposal Proceeds into a blocked interest-bearing account held with the Agent or a nominee of the Agent and charged to the Agent as trustee or agent (or both) for the Lenders under a document expressed to be a Charge.

     (C) AMOUNT OF MANDATORY CANCELLATION: The amount of the Total Facility A Commitments and the Total Facility B Commitments which will be cancelled under this sub-clause will be an amount equal to the Net Disposal Proceeds which will be applied first to cancel the Total Facility A Commitments and thereafter to cancel the Total Facility B Commitments.

     (D) TIMING OF MANDATORY CANCELLATION: The amount of the Total Facility A Commitments and/or the Total Facility B Commitments due to be cancelled under this sub-clause will be cancelled on the date two Business Days after receipt by a member of the Borrower's Restricted Group of the proceeds of the disposal.

          Where the disposal proceeds are received as deferred cash consideration, the due date for cancellation will be deferred until the date two Business Days after the Borrower or any of its Restricted Subsidiaries realises cash from those proceeds.

          Where the disposal proceeds are applied towards the cost of a replacement asset as described in Clause 5.3(B)(v) and in paragraph
          (D) of the definition of "NET DISPOSAL PROCEEDS" in Clause 1.1, the due date for cancellation will be deferred (by no more than 6 months) until the date two Business Days after the replacement asset is acquired (if this occurs after receipt by a member of the Borrower's Restricted Group of the Net Disposal Proceeds).

     (E) INSUFFICIENT UNDRAWN COMMITMENTS: Clause 10.2 applies to the extent that the amount of the cancellation exceeds the Available Facility A Commitment or the Available Facility B Commitment, as the case may be.

     (F) SUSPENSION OF MANDATORY CANCELLATION OBLIGATION: The requirement to make a cancellation under this sub-clause will, however, no longer apply after the date on which annualised Debt Coverage (computed in accordance with Clause 8.8(B)) is below 3:1 for two successive Quarters and for so long as:

          (i)   the annualised Debt Coverage remains at no more than 3:1; and

          (ii) the Certifying Financial Officer confirms in writing in a certificate delivered to the Agent under Clause 18.1(r), at the same time as the delivery of each set of monthly management accounts under Clause 18.1(e), that, to the best of his knowledge, having made all reasonable enquiries, and without personal liability, the Disposal Events which are proposed to take place in the month following that to which the monthly management accounts delivered relate will not result in the Borrower failing to maintain annualised Debt Coverage at below 3:1 at any time during the next four full Quarters following the date on which the last of proposed Disposal Events specified in the certificate is due to take place.

5.4  MANDATORY CANCELLATION OF FACILITIES ON FLOTATION
     The Facilities will be cancelled automatically upon the occurrence of the circumstances giving rise to an obligation to prepay the Loan as described in Clause 10.4.

5.5  NO REBORROWING AFTER CANCELLATION

     The Borrower may not borrow any part of the Total Facility A Commitments or the Total Facility B Commitments which has been cancelled or which is the subject of a notice of voluntary cancellation.

5.6  EFFECT OF CANCELLATION

     When any cancellation takes effect:

     (A) In relation to Facility A, the Facility A Commitments of the Lenders will be reduced by an aggregate amount equal to the reduction of the Total Facility A Commitments. Each Lender's Facility A Commitment will be reduced in the same proportion.

     (B) In relation to Facility B, the Facility B Commitments of the Lenders will be reduced by an aggregate amount equal to the reduction of the Total Facility B Commitments. Each Lender's Facility B Commitment will be reduced in the same proportion.

     This does not apply to a cancellation under Clause 11.1(B), Clause 11.2(D) or Clause 11.4(E). Those Clauses set out the manner in which cancellation under their terms takes effect.

                              PART III : THE LOAN

6.   ADVANCE OF FUNDS

6.1  NOTICE TO THE AGENT
     When the Borrower wishes to borrow under a Facility it will deliver a notice to the Agent. This notice must be substantially in the form of
     Schedule 5. The notice must specify:

     (A)  the Facility under which the borrowing is to be made;

     (B)  the amount to be borrowed;

     (C)  the currency of the borrowing;

     (D)  the length of the Interest Period; and

     (E)  the date of the borrowing. This date must be no sooner than

          (i) in relation to Advances in sterling, the first Business Day after the date the Agent receives the notice; or

          (ii) in relation to Advances in the Optional Currency, the third Business Day after the date the Agent receives the notice.

     For these purposes if the Agent receives the notice on a day which is not a Business Day or after 10.00 a.m. on a Business Day, it will be treated as having received the notice on the following Business Day. This does not apply to an Advance to be made on the Amendment Date so long as this Advance is made in sterling and that the notice is received by 8.00 a.m. on the Amendment Date.

6.2  LIMITATIONS ON ADVANCES

     The following limitations apply to Advances:

     (A)  FACILITY A ADVANCES: In the case of Facility A Advances:

          (i) No Facility A Advance may exceed the Available Facility A Commitments of all the Lenders. This limitation will be applied as at the Advance Date. For this purpose, before the Conversion
                Date:

                (a) any part of the Total Facility A Commitments which is
                    subject to a notice of voluntary cancellation will be treated as cancelled;

                (b) the amount of any Facility A Advance due to be repaid on the
                    Advance Date will be treated as having been repaid;

                (c) any other Facility A Advance due to be made on the Advance
                    Date will be treated as having been made; and

                (d) Facility A Advances in the Optional Currency will be taken into account at their Original Sterling Amount.

          (ii) Each Facility A Advance must be a minimum of (Pounds)5,000,000 and an integral multiple of (Pounds)1,000,000 or be the aggregate of the Available

                Facility A Commitments. A Facility A Advance in the Optional Currency must be either:

            (a) a minimum of the Equivalent Amount of (Pounds)5,000,000 and an integral multiple of the Equivalent Amount of (Pounds)1,000,000; or

            (b) the Equivalent Amount of the uncancelled and undrawn amount of
                Facility A.

          (iii) The Advance Date of any Facility A Advance must be a Business Day on or after the Amendment Date and before the Facility A Commitment Availability Termination Date.

          (iv) The Interest Period of each Facility A Advance must comply with Clause 8.

          (v)   Clause 6.2(C) applies.

          (vi) If the Facility A Advance is not to be in sterling, Clause 7 applies.

     (B)  FACILITY B ADVANCES: In the case of Facility B Advances:

          (i) No Facility B Advance may exceed the amount of the aggregate of the Available Facility B Commitments of all the Lenders. This limitation will be applied as at the Advance Date. For this purpose:

                (a) any part of the Total Facility B Commitments which is
                    subject to a notice of voluntary cancellation will be treated as cancelled;

                (b) the amount of any Facility B Advance due to be repaid on the
                    Advance Date will be treated as having been repaid;

                (c) any other Facility B Advance due to be made on the Advance
                    Date will be treated as having been made; and

                (d) Facility B Advances in the Optional Currency will be taken into account at their Original Sterling Amount.

          (ii) A Facility B Advance must be a minimum of (Pounds)5,000,000 and an integral multiple of (Pounds)1,000,000 or be the aggregate of the Available Facility B Facility Commitments of all the Lenders. A Facility B Advance in the Optional Currency must be either:

                (a) a minimum of the Equivalent Amount of (Pounds)5,000,000 and an integral multiple of the Equivalent Amount of (Pounds)1,000,000; or

                (b) the Equivalent Amount of the uncancelled and undrawn amount of Facility B.

          (iii) The Advance Date of a Facility B Advance must be a Business Day on or after the Amendment Date and at least one month before the Facility Termination Date.

          (iv) The Interest Period of each Facility B Advance must comply with Clause 8.

          (v)   Clause 6.2(C) applies.

          (vi) If the Facility B Advance is not to be in sterling, Clause 7 applies.

     (C) FACILITY A ADVANCES AND FACILITY B ADVANCES: There must be no more than ten Advances outstanding at any one time. For this purpose, as at any Advance Date:

          (i) any Facility B Advance due to be repaid on any Advance Date will be treated as having been repaid on that Advance Date;

          (ii) any Facility A Advance due to be repaid on any Advance Date before the Conversion Date will be treated as having been repaid on that Advance Date; and

          (iii) any other Facility A Advance or Facility B Advance due to be made on the Advance Date will be treated as having been made.

          There must be no more than three Converted Facility A Advances outstanding after the Conversion Date.

     (D) EURO UNITS: Each Advance in euro will be recorded as denominated in euro units. This does not affect the denomination of any payment relating to that Advance (subject to Clause 12.3).

     (E)  SUBSTITUTION OF ALTERNATIVE MINIMUM AND MULTIPLE AMOUNTS

          This paragraph applies if the United Kingdom becomes a participating member state and adopts the euro as its currency. In this case, the Agent may determine round amounts in euro to be substituted for amounts in sterling to which reference is made in this Agreement. The substituted amounts need not be a direct equivalent of the sterling amounts. In this case, the Agent agrees to notify each substituted amount to the Borrower and the Lenders. Upon this notification, this Agreement will be deemed amended accordingly. The substituted amounts will take effect on the later of the date specified in the notice, the date not less than 10 Business Days after the date of that notice and the date on which the United Kingdom so becomes a participating member state. The substituted amounts will apply to Advances made on or after that effective date.

6.3  NOTICE TO THE LENDERS

     The Agent agrees to provide promptly details of each notice of borrowing to each Lender. These details will also include the amount of the Lender's participation in the Advance.

6.4  CONDITIONS TO BORROWING

     The Lenders will only be obliged to make an Advance to the Borrower if:

     (A)  the Facility is available in accordance with Clause 2;

     (B) a properly completed and signed notice of borrowing has been received by the Agent;

     (C) the representations in Clause 17.1 (other than, in the case of any Advance after the first Advance made on or after the Amendment Date, paragraphs (T) and (U) of Clause 17.1) are true on the Advance Date; and

     (D) there is no outstanding Termination Event or Potential Termination Event on the Advance Date,
     but so that Clause 6.4(D) shall not prevent the rollover of an existing Advance (without increasing the amount of this Advance) for an Interest Period of no more than one month at any time when no Termination Event has occurred and is continuing.

6.5  OBLIGATION TO ADVANCE FUNDS

     If the requirements of this Clause are satisfied each Lender agrees to advance its participation in the Advance to the Borrower. The Advance will be made on the date specified in the notice of borrowing.

6.6  CONSEQUENCES OF THE ADVANCE NOT BEING MADE

     If the notice of borrowing is delivered but no Advance is made the Lenders may incur losses and expenses as a result. The losses and expenses may include those incurred in liquidating or otherwise utilising amounts borrowed by the Lenders to fund the Advance. They may also include the losses and expenses incurred in terminating commitments relating to the funding or incurred in hedging open positions resulting from the Advance not being made. The Borrower agrees to reimburse each Lender for the amount of these losses and expenses. This sub-clause does not apply if the Advance is not made by reason of a default of a Lender.

7.   CURRENCY OPTION

7.1  REQUEST FOR OPTIONAL CURRENCY

     This Clause applies if a notice of borrowing specifies the Optional Currency. In this case the Advance requested will be made if the Advance is required to be made under the terms of this Agreement.

7.2  NON-AVAILABILITY OF OPTIONAL CURRENCY

     A Lender (an "AFFECTED LENDER") may notify the Agent that it is unable to make its participation in an Advance available in the Optional Currency for the requested Interest Period. If a Lender makes this notification it will set out brief details of the reasons why it is unable to make its participation available in this notice. Each of the following applies if this notice is received by the Agent by 2.00 p.m. on the third Business Day before the day the Advance is due to be made:

     (A) The Affected Lender will not be obliged to make its participation in the Advance available in the Optional Currency. Instead the Affected Lender agrees to make the participation available in sterling.

     (B) The amount the Affected Lender is required to advance will be the Original Sterling Amount of the participation it would otherwise have been required to make available in the Optional Currency.

     (C) The Agent agrees to notify the Borrower and the other Lenders of the receipt of the notice from the Affected Lender. This notification will be made by 5.00 p.m. on the third Business Day before the day the Advance is due to be made.

7.3  IMPRACTICALITY OF DRAWING IN OPTIONAL CURRENCY

     An Advance which was to have been made in the Optional Currency will not be required to be made if all the following are true:

     (A)  An event described in Clause 7.4 occurs.

     (B) The Agent notifies the Borrower of this event and states that, as a result, the Advance cannot be made in the Optional Currency.

     (C) The notice from the Agent is received by the Borrower by 9.00 a.m. on the date the Advance is due to be made.

     The Agent agrees to deliver a notice under this sub-clause if it is instructed by an Instructing Group to do so. If the Agent makes this notification it will set out brief details of any reasons provided to it by the Instructing Group when instructing the Agent to give this notice. For the purposes of this sub-clause an Advance will be treated as being made in the Optional Currency even if part of it was due to be made in sterling by virtue of Clause 7.2.

7.4  EVENTS MAKING DRAWING IN OPTIONAL CURRENCY IMPRACTICAL

     An event referred to in Clause 7.3 occurs if both:

     (A) there are changes in national or international financial, political or economic conditions or in currency exchange rates or exchange controls; and

     (B) these changes would, in the opinion of the Agent, make it impracticable for the Advance to be denominated in the Optional Currency.

8.   INTEREST

8.1  INTEREST PERIODS

     (A) FACILITY A AND FACILITY B ADVANCES: Each Facility A Advance made before the Conversion Date and each Facility B Advance will have one Interest Period only.

     (B) POST CONVERSION DATE FACILITY A ADVANCES: Interest shall be calculated on each Converted Facility A Advance by reference to successive Interest Periods. The first Interest Period will, unless Clause 9.2 applies, commence on the date on which the Facility A Advance to which it relates was made and will end on the date selected or determined under Clause 8.3. Each subsequent Interest Period will commence on the last day of the preceding Interest Period of this Converted Facility A Advance. A Converted Facility A Advance may be split into up to three Converted Facility A Advances in the same currency as the Converted Facility A Advance or consolidated back into a single Converted Facility A Advance if the Converted Facility A Advances to be consolidated are all in the same currency and the resultant consolidated Facility A Advance is also in this currency. A splitting or consolidation must take effect on the first day of an Interest Period for all Converted Facility A Advances affected. No split can be made unless, after that splitting:

          (i) no more than three Converted Facility A Advances in total will be outstanding; and

          (ii) the amount of each Converted Facility A Advance is (Pounds)20,000,000 (or the Equivalent Amount in the Optional Currency) or more.

8.2  DURATION OF INTEREST PERIODS

     Each Interest Period must be a period of 1, 2, 3 or 6 months or any other period not exceeding 12 months which the Agent (acting on the instructions of all the Lenders) and the Borrower may agree in writing.

8.3  SELECTION OF INTEREST PERIODS

     (A) FACILITY A ADVANCES: The Borrower may select an Interest Period for a Facility A Advance made before the Conversion Date in its notice of borrowing. After the Conversion Date the Borrower must notify the Agent of the duration of each Interest Period by no later than 10.00 a.m. on the third Business Day before the last day of each previous Interest Period.

     (B) FACILITY B ADVANCES: The Borrower may select an Interest Period for each Facility B Advance in its notice of borrowing.

     (C) FAILURE TO SELECT: When the Borrower does not select an Interest Period in accordance with paragraph (B) or paragraph (A), the Interest Period will be three months or such other period as will comply with Clause 8.4.

8.4  ADJUSTMENT OF INTEREST PERIOD

     (A) An Interest Period will end on the last Business Day of a calendar month if it is for a number of complete months and either:

          (i)   it commenced on the last Business Day of a calendar month; or

          (ii) it commenced on a day for which there is no corresponding day in the month in which it is due to end.

     (B) This paragraph applies when an Interest Period for a Converted Facility A Advance would otherwise begin before but end after a Facility A Repayment Date. In this case that Interest Period will end on that Facility A Repayment Date. This paragraph will not apply, however, in the case of a Converted Facility A Advance where there are other Converted Facility A Advances with Interest Periods ending on that Facility A Repayment Date which, in aggregate, equal or exceed the amount due to be repaid on that Facility A Repayment Date.

     (C) Any Interest Period which would otherwise begin before but end after the Facility Termination Date will, unless paragraph (D) applies, end on the Facility Termination Date.

     (D) Any Interest Period which would otherwise end on a day which is not a Business Day will be extended to the next Business Day, unless that day is in another calendar month. Where it is in another calendar month the Interest Period will end on the preceding Business Day.

8.5  RATE OF INTEREST

     The rate of interest applicable during an Interest Period will be:

     (A) in respect of an Advance in sterling, a rate per annum equal to LIBOR for that Advance for that Interest Period plus the Applicable Margin plus the Costs Rate; and

     (B) in respect of an Advance in euros, a rate per annum equal to EURIBOR for that Advance for that Interest Period plus the Applicable Margin..

8.6  PAYMENT OF INTEREST

     (A) The Borrower agrees to pay interest accrued on the outstanding amount of each Advance in arrear on the last day of each Interest Period in respect of that Advance. Where an Interest Period is longer than 6 months the Borrower also agrees to pay interest on the day 6 months after the start of that Interest Period.

     (B) The Borrower may give notice to the Agent that it wishes to pay all accrued interest on the Loan on the last Business Day of its financial year. This notice must be received by the Agent no later than five Business Days before that day. In this case the Borrower agrees to pay that amount of interest on that date. Any amount received by the Agent will be paid to the Lenders. Payments which would otherwise have been due under paragraph (A) will be adjusted accordingly.

8.7  NOTIFICATION OF INTEREST RATE

     The Agent agrees to notify the Borrower and the Lenders promptly of the determination of a rate of interest under this Agreement.

8.8  MARGIN ON ADVANCES

     (A) COMPUTATION OF MARGIN: The Applicable Margin will be computed in accordance with this sub-clause.

     (B) ANNUALISED DEBT COVERAGE: The Agent agrees to compute the annualised Debt Coverage as at the end of each Quarter. For this purpose it will use the figures for Financial Indebtedness and EBITDA contained in the certificate of the Certifying Financial Officer delivered pursuant to Clause 18.1(g). In order to work out the annualised Debt Coverage the Agent will use the following formula:

          ADC = the ratio of FI: (EBITDA x 4)

          where:

          ADC = annualised Debt Coverage

          EBITDA = EBITDA for the most recent Quarter

          FI = Financial Indebtedness as at the end of the most recent Quarter.

     (C) INITIAL APPLICABLE MARGIN: Unless paragraph (F) applies, the Applicable Margin will be 1.35% for the first six months after the Amendment Date (the "INITIAL MARGIN PERIOD"). However, the Applicable Margin during the Initial Margin Period will be 1.50%:

          (i) if the certificate of the Certifying Financial Officer delivered under paragraph 18 of Schedule 3; or

          (ii) if, and with effect from the date on which, a certificate of the Certifying Financial Officer delivered pursuant to Clause 18.1(g) during the Initial Margin Period, results in the Agent computing annualised Debt Coverage calculated in accordance with paragraph (B) of greater than or equal to 5:1.

     (D) AMOUNT OF THE APPLICABLE MARGIN: The Applicable Margin computed for the purposes of this sub-clause for:

          (i) Interest Periods which are current at the end of the Initial Margin Period shall be determined by the Agent with effect from the first day after the end of the Initial Margin Period; and

          (ii) Interest Periods starting after the end of the Initial Margin Period shall be determined by the Agent with effect from the first day of that Interest Period in each case, in accordance with the most recent certificate delivered by the Certifying Financial Officer and on the basis of the following table:

                        (1)                                (2)
              ANNUALISED DEBT COVERAGE                    MARGIN
          Greater than or equal to 5:1                     1.50%

          Less than 5:1 and greater than
          or equal to 4.5:1                                1.35%

          Less than 4.5:1 and greater
          than or equal to 4:1                             1.15%

          Less than 4:1 and greater than
          or equal to 3:1                                  1.00%

          Less than 3:1 and greater than
          or equal to 2:1                                  0.80%

          Less than 2:1                                    0.625%

          The Agent will determine the margin in column (2) of the table in respect of the annualised Debt Coverage (computed in accordance with paragraph (B)) as at the end of the most recent Quarter. The margin so determined will, however, not apply if paragraph (F) applies.

     (E) APPLICABLE MARGIN: The adjustment of the Applicable Margin to reflect a change in annualised Debt Coverage as a result of the delivery to the Agent of the certificate of the Certifying Financial Officer pursuant to Clause 18.1(g) will take effect after that delivery as follows:

          (i) in relation to each Facility A Advance on or before the Conversion Date, from the first day of each Facility A Advance after delivery of the certificate;

          (ii) in relation to each Converted Facility A Advance, from the first day of the next Interest Period applicable to that Converted Facility A Advance; or

          (iii) in relation to each Facility B Advance, from the first day of each Facility B Advance after delivery of the certificate.

     (F) TERMINATION EVENT OR POTENTIAL TERMINATION EVENT: The Applicable Margin will be 1.50% in the event that any of the following occur:

          (i)   a Termination Event;

          (ii)  a Potential Termination Event under Clause 21.1(A); or

          (iii) the failure to deliver the certificate pursuant to Clause 18.1(g) by the latest date prescribed.

          This adjustment will take effect immediately upon the date of the occurrence any of the events set out in sub-paragraphs (i), (ii) or
          (iii) (as determined by the Agent) and will last for so long (only) as the relevant event subsists unremedied or unwaived.

9.   REPAYMENT

9.1  REPAYMENT OF FACILITY A ADVANCES BEFORE THE CONVERSION DATE

     (A) The Borrower agrees to repay each Facility A Advance made to it before the Conversion Date on the last day of the Interest Period for that Facility A Advance where the last day of that Interest Period falls before the Conversion Date. The Borrower shall repay that Facility A Advance in the currency it was made unless paragraph (B) applies.

     (B) Where on any date on which a Facility A Advance is to be repaid (the "OLD ADVANCE") the Borrower borrows a further Facility A Advance (the "NEW ADVANCE") and either:

          (i) the New Advance and the Old Advance are both in sterling or the Optional Currency; or

          (ii) the Old Advance is in the Optional Currency and the New Advance is in sterling or the Old Advance is in sterling and the New Advance is in the Optional Currency,

          then the Agent shall, unless the Borrower requests otherwise, apply the New Advance, subject to paragraph (C), in or towards repayment of the Old Advance. This will be treated as satisfying pro tanto the obligations of the Borrower to repay the Old Advance and of the Lenders to make the New Advance.

     (C)  If paragraph (B)(ii) applies, the Agent shall:

          (i) apply the amount of the New Advance in or towards the purchase of an amount in the currency of the Old Advance; and

          (ii) use the amount it purchases in or towards satisfaction of the Borrower's obligations to repay the Old Advance in the currency in which it is outstanding.

          If the amount purchased by the Agent under sub-paragraph (i) is less than the amount of the Old Advance, the Agent will promptly notify the Borrower and the Borrower must, on the day the Old Advance is due to be repaid, pay an amount to the Agent (in the currency in which the Old Advance is outstanding) equal to the difference.

          If any part of the amount paid to the Agent by the Lenders in order to make the New Advance is not needed to purchase the amount required to be repaid by the Borrower, the Agent will promptly notify the Borrower and pay the Borrower on the day the New Advance is to be made that part of that amount (in the currency of the New Advance).

9.2  CONVERSION OF FACILITY A

     (A) If any outstanding Facility A Advance is not repaid on the Conversion Date each Facility A Advance outstanding as at the Conversion Date will be automatically converted into a Converted Facility A Advance. However, there must not be any more than three Converted Facility A Advances outstanding at any time.

    (B) In the event that there are more than three Facility A Advances outstanding as at the Conversion Date, the Agent may consolidate these Facility A Advances and the Interest Periods relating to them so that no more than three Converted Facility A Advances are outstanding. If the Lenders incur losses and expenses as a result of this consolidation, the Borrower will reimburse each affected Lender for the losses and expenses that Lender has incurred, or will, incur as a result. These losses and expenses include those incurred in liquidating as at the Conversion Date or otherwise utilising amounts borrowed by the Lender to fund its participation in the Facility A Advances. They may also include losses and expenses incurred in hedging open positions resulting from the consolidation of Facility A Advances on the Conversion Date.

9.3  REPAYMENT OF FACILITY A LOAN AFTER CONVERSION DATE

     The Borrower agrees to repay the Facility A Loan after the Conversion Date in semi-annual instalments on the Facility A Repayment Dates. A repayment may be made on a Facility A Repayment Date from one or more Converted Facility A Advances in the currency or currencies in which the relevant Converted Facility A Advance or Converted Facility A Advances are denominated. The amount of any repayment in the Optional Currency will be at its Original Sterling Amount. The amount of each instalment will be determined on the basis of the following table:

FACILITY A REPAYMENT DATE FALLING ON                      PERCENTAGE OF FACILITY A LOAN OUTSTANDING AND
                                                          NOT REPAID ON THE CONVERSION DATE TO BE REPAID
                                                                   IN EACH REPAYMENT INSTALMENT
30th June, 2002                                          10%
31st December, 2002                                      10%
30th June, 2003                                          10%
31st December, 2003                                      10%
30th June, 2004                                          10%
31st December, 2004                                      10%
30th June, 2005                                          10%
31st December, 2005                                      10%
Seventh anniversary of the Amendment Date                20%

     The amount of the final instalment will be the whole of the Facility A Loan outstanding at that date.

9.4  REPAYMENT OF FACILITY B ADVANCES

     (A) The Borrower agrees to repay each Facility B Advance made to it on the last day of the Interest Period for that Facility B Advance. The Borrower shall repay that Facility B Advance in the currency it was made unless paragraph (B) applies.

     (B) Where on any date on which a Facility B Advance is to be repaid (the "OLD ADVANCE") the Borrower borrows a further Facility B Advance (the "NEW ADVANCE") and either:

          (i) the New Advance and the Old Advance are both in sterling or the Optional Currency; or

          (ii) the Old Advance is in the Optional Currency and the New Advance is in sterling or the Old Advance is in sterling and the New Advance is in the Optional Currency,

          the Agent shall, unless the Borrower requests otherwise, apply the New Advance, subject to paragraph (C), in or towards repayment of the Old Advance. This will be treated as satisfying pro tanto the obligations of the Borrower to repay the Old Advance and of the Lenders to make the New Advance.

     (C)  If paragraph (B)(ii) applies, the Agent shall:

          (i) apply the amount of the New Advance in or towards the purchase of an amount in the currency of the Old Advance; and

          (ii) use the amount it purchases in or towards satisfaction of the Borrower's obligations to repay the Old Advance in the currency in which it is outstanding.

          If the amount purchased by the Agent under sub-paragraph (i) is less than the amount of the Old Advance, the Agent will promptly notify the Borrower and the Borrower must, on the day the Old Advance is due to be repaid, pay an amount to the Agent (in the currency in which the Old Advance is outstanding) equal to the difference.

          If any part of the amount paid to the Agent by the Lenders in order to make the New Advance is not needed to purchase the amount required to be repaid by the Borrower, the Agent will promptly notify the Borrower and pay the Borrower on the day the New Advance is to be made that part of that amount (in the currency of the New Advance).

9.5  ADJUSTMENT FOR CURRENCY FLUCTUATIONS

     (A) If a Converted Facility A Advance is to be outstanding in the Optional Currency during two successive Interest Periods, the Agent will calculate the amount of that Converted Facility A Advance in the Optional Currency for the second of those Interest Periods. It will do this by calculating the amount of Optional Currency equal to the sterling amount of that Converted Facility A Advance at the Agent's spot rate of exchange three Business Days before the first day of that second Interest Period) and (subject to paragraph (B) below):

          (i) if the amount calculated (after allowing for any repayment of the Converted Facility A Advance at the end of the first Interest Period) is less than the existing amount of that Converted Facility A Advance in the Optional Currency during the first Interest Period, promptly notify the Borrower and the Borrower shall pay, on the first day of the second Interest Period, an amount equal to the difference; or

          (ii) if the amount calculated (after allowing for any repayment of the Converted Facility A Advance at the end of the first Interest Period) is more than the existing amount of that Converted Facility A Advance in the Optional Currency during the first Interest Period, promptly notify each Lender and each Lender shall pay, on the first day of the second Interest Period, its participation in an amount equal to the difference.

     (B) If the calculation made by the Agent under paragraph (A) above shows that the amount of the Converted Facility A Advance in the Optional Currency has increased or decreased by less than five per cent. compared to its Equivalent Amount (taken as at the first date of the first of these Interest Periods), no notification shall be made by the Agent and no payment shall be required under paragraph (A) above.

10.  PREPAYMENT

10.1 OPTIONAL PREPAYMENT

     The Borrower may give notice that it will repay the whole or part of the Loan on any day prior to the Facility Termination Date. Clause 11.7 applies to any repayment under this sub-clause. This notice must state:

     (A) the date of prepayment which will be at least five Business Days after the notice is received by the Agent;

     (B) whether the repayment is out of a Facility A Advance (whether before or after the Conversion Date) or a Facility B Advance and specifying which Facility A Advance or Facility B Advance is affected; and

     (C) the amount to be prepaid which will be a minimum of (Pounds)5,000,000 and an integral multiple of (Pounds)1,000,000 in respect of any Facility or the whole of the amount outstanding under that Facility.

     The Borrower agrees to repay the Loan in accordance with its notice. A prepayment of the Facility A Loan after the Conversion Date will reduce the repayment instalments under Clause 9 starting with the next succeeding instalment and working forwards, but so that:

          (i)   no more than two repayment instalments; and

          (ii) no instalment falling due more than 18 months after the date of prepayment,

     will be reduced in this way. That amount (if any) of the prepayment which is not applied in accordance with the preceding sentence (the "RESIDUAL AMOUNT") will be applied in reducing all the remaining repayment instalments under the Facility A Loan. In this case each remaining repayment instalment will be reduced by an amount calculated by dividing the residual amount by the number of remaining repayment instalments. Where any prepayment amount in respect of a particular remaining repayment instalment reduces that remaining repayment instalment to zero the balance of that amount will be re-applied to the other remaining repayment instalments as if it were a residual amount.

10.2 MANDATORY PREPAYMENT ON DISPOSALS

     (A) OBLIGATION TO PREPAY: The Borrower agrees to prepay the Loan in accordance with this sub-clause.

     (B) CIRCUMSTANCES IN WHICH OBLIGATION TO PREPAY ARISES: The Borrower will be obliged to make a prepayment under this sub-clause in the following circumstance:

         (i)    In the case of Facility A,

                (a) the Total Facility A Commitments are cancelled (in whole or in part) under Clause 5.3; and

                (b) as a result of that cancellation (or otherwise), the
                    Facility A Loan would otherwise exceed the Total Facility A Commitments following the cancellation,

          (ii)  In the case of Facility B,

                (a) the Total Facility B Commitments are cancelled (in whole or in part) under Clause 5.3; and

                (b) as a result of that cancellation (or otherwise), the
                    Facility B Loan would otherwise exceed the Total Facility B Commitments following the cancellation.

     (C) AMOUNT OF MANDATORY PREPAYMENT: The amount the Borrower is obliged to repay under this sub-clause will be:

          (i) the a mount by which the Facility A Loan would exceed the Total Facility A Commitments as described in Clause 10.2(B)(i)(b); and

          (ii) the amount by which the Facility B Loan would exceed the Total Facility B Commitments as described in Clause 10.2(B)(ii)(b).

          The amount required to be repaid under this sub-clause on any occasion may be less than (Pounds)5,000,000. In this case the amount which would otherwise be due to be repaid will be reserved, but not repaid. On the next occasion an amount becomes repayable under this sub-clause the amount reserved will be added to that amount and the aggregate will be repayable if it exceeds (Pounds)5,000,000. If it does not exceed (Pounds)5,000,000 the aggregate amount will be reserved and the previous sentence will apply to this aggregate reserved amount. The Borrower may elect to repay any amount which would otherwise be reserved under this paragraph. In this case it will repay that amount (and any amount previously reserved and not repaid under this paragraph) in accordance with paragraph (E) and that amount will not be reserved.

     (D) TIMING OF MANDATORY PREPAYMENT: Subject to paragraph (E), the amount repayable under this sub-clause will become due for repayment on the date the applicable cancellation occurs under Clause 5.3(D). Clause
          11.7 applies to any repayment under this sub-clause.

     (E) BREAK COSTS: The Borrower may certify to the Agent that a repayment required under this sub-clause:

          (i) is due on a date other than the last day of the Interest Period applicable to the amount being repaid; or

          (ii) would cause it to incur broken funding costs in respect of one or more of the Hedging Contracts.

          The Borrower's obligation to make a repayment under this sub-clause will be deferred until the last day of the Interest Period applicable to the amount being repaid. This deferral will only apply, however, if the Borrower deposits in the Charged Account an amount equal to the amount which it would otherwise have been obliged to repay (save to the extent the prepayment obligation will be discharged by an amount already standing to the credit of the Charged Account). This deposit must be made on or before the date the repayment would otherwise have been due.

     (F) APPLICATION OF PREPAYMENT: A prepayment of the Facility A Loan under this sub-clause after the Conversion Date will reduce each outstanding repayment instalment under Clause 9 by an amount calculated by dividing the amount to be prepaid by the number of remaining repayment instalments applicable to the Facility A Loan. Where any prepayment amount in respect of a particular remaining repayment instalment reduces that remaining repayment instalment to zero the balance of that prepayment amount shall be re-applied to the other remaining repayment instalments in accordance with the preceding sentence.

10.3 MANDATORY PREPAYMENT OF FACILITY A LOAN ON EXCESS CASH FLOW

     (A) OBLIGATION TO PREPAY: The Borrower agrees to prepay the Facility A Loan in accordance with this sub-clause.

     (B) CIRCUMSTANCES IN WHICH OBLIGATION TO PREPAY ARISES: The Borrower will be obliged to make a prepayment under this sub-clause in the event that, after the Conversion Date, Excess Cash Flow in respect of a financial year (including any financial year in which the Facility A Commitment Availability Termination Date falls) is positive (an "EXCESS CASH FLOW EVENT"). The requirement to make a prepayment under this sub-clause will no longer apply after the date on which annualised Debt Coverage (computed in accordance with Clause 8.8(B)) is below 3:1 for two successive Quarters and for so long as the annualised Debt Coverage remains at no more than 3:1.

     (C) AMOUNT OF MANDATORY PREPAYMENT: The amount the Borrower is obliged to repay under this sub-clause will be half the amount of the positive Excess Cash Flow described in Clause 10.3 (B).

          The amount required to be repaid under this sub-clause on any occasion may be less than (Pounds)5,000,000. In this case the amount which would otherwise be due to be repaid will be reserved, but not repaid. On the next occasion an amount becomes repayable under this sub-clause the amount reserved will be added to that amount and the aggregate will be repayable if it exceeds (Pounds)5,000,000. If it does not exceed (Pounds)5,000,000 the aggregate amount will be reserved and the previous sentence will apply to this aggregate reserved amount. The Borrower may elect to repay any amount which would otherwise be reserved under this paragraph. In this case it will repay that amount (and any amount previously reserved and not repaid under this paragraph) in accordance with paragraph (D) and that amount will not be reserved.

     (D) TIMING OF MANDATORY PREPAYMENT: The amount repayable under this sub-clause will become due for repayment on the earlier of:

          (i) the date 90 days after the date of delivery to the Agent of the certificate relating to Excess Cash Flow described in Clause 18.1(l) (with the date of delivery of this certificate being the "EXCESS CASH FLOW CERTIFICATE DELIVERY DATE"); or

          (ii) subject to paragraph (E), the first date after the Excess Cash Flow Certificate Delivery Date which is the last day of an Interest Period in respect of a Facility A Advance which is in an amount equal to or greater than the amount due for repayment under this sub-clause.

          Clause 11.7 applies to any repayment under this sub-clause.

     (E) BREAK COSTS: The Borrower may certify to the Agent that a repayment required under this sub-clause:

          (i) is due on a date other than the last day of the Interest Period applicable to the amount being repaid; or

          (ii) would cause it to incur broken funding costs in respect of one or more of the Hedging Contracts.

          The Borrower's obligation to make a repayment under this sub-clause will be deferred until the last day of the Interest Period applicable to the amount being repaid. This deferral will only apply, however, if the Borrower deposits in the Charged Account an amount equal to the amount which it would otherwise have been obliged to repay (save to the extent the prepayment obligation will be discharged by an amount already standing to the credit of the Charged Account). This deposit must be made on or before the date the repayment would otherwise have been due.

     (F) APPLICATION OF PREPAYMENT: A prepayment of the Facility A Loan under this sub-clause will reduce each outstanding repayment instalment under Clause 9 by an amount calculated by dividing the amount to be prepaid by the number of remaining repayment instalments applicable to the Facility A Loan. Where any prepayment amount in respect of a particular remaining repayment instalment reduces that remaining repayment instalment to zero the balance of that prepayment amount shall be re-applied to the other remaining repayment instalments in accordance with the preceding sentence.

     (G) EXCESS CASH FLOW: In this Agreement "EXCESS CASH FLOW" for any financial year (the "CURRENT FINANCIAL YEAR") means EBITDA for the current financial year:

          (i) plus all non-cash charges deducted in establishing EBITDA for the current financial year, unless those non-cash charges are provisions for cash expenditure due to be made in the next financial year;

          (ii) plus any non-cash charges deducted in establishing EBITDA for the previous financial year which were provisions for cash expenditure in the current financial year, but where that cash expenditure was not made in the current financial year;

          (iii) plus the amount of any tax rebate or credit in respect of any advance corporation tax, mainstream corporation tax or withholding tax or their equivalent in any relevant jurisdiction actually received in cash by any member of the Borrower's Restricted Group during the current financial year;

          (iv) minus the Net Disposal Proceeds received during the current financial year to the extent applied in (or reserved for) prepayment of the Loan pursuant to Clause 10.2;

          (v)   minus Net Cash Interest for the current financial year;

          (vi) minus all advance corporation tax, mainstream corporation tax and withholding tax or their equivalent in any relevant jurisdiction actually paid or falling due for payment during the current financial year (but excluding any amount paid in the current financial year which was included in the Excess Cash Flow computation for a previous financial year because it fell due in that previous financial year);

          (vii) minus the aggregate principal amount of Indebtedness for Borrowed Money (other than of a revolving nature) falling due for repayment in the current financial year or prepaid in the current financial year under Clause 10.1;

          (viii) minus:

                 (a) all capital expenditure made during the current financial year; less

                 (b) the amount deducted pursuant to sub-paragraph (ix) in the
                     Excess Cash Flow calculation made in respect of the previous financial year less the amount added pursuant to sub-paragraph (x) in respect of the current financial year;

          (ix) minus capital expenditure included in the budget for the current financial year (and not included in the budget for any previous financial year) but not spent in the current financial year, but so that an amount may only be deducted under this sub-paragraph to the extent that a deposit equal to this amount is made, specifically for this purpose, into the Charged Account on or before the date on which the audited financial statements for the current financial year in respect of the Borrower's Restricted Group are delivered to the Agent pursuant to Clause 18.1(b);

          (x) plus the amount determined in accordance with the following formula:

                               A = D - (CE - B)

                 where:

                 A   =  the amount to be determined under this sub-paragraph
                        (but if the result of the computation is to produce a negative number, A will be zero)

                 D   =  the amount deducted pursuant to sub-paragraph (ix) in
                        respect of the previous financial year

                 CE  =  capital expenditure in the current financial year

                 B   =  the capital expenditure in the budget for the current
                        financial year (and not included in the budget for any previous financial year)

                 but so that if CE - B produces a negative result it will be treated as zero and so A = D.

10.4 MANDATORY PREPAYMENT OF LOAN ON FLOTATION

     (A) OBLIGATION TO PREPAY: The Borrower agrees to prepay the Loan in accordance with this sub-clause.

     (B) CIRCUMSTANCES IN WHICH OBLIGATION TO PREPAY ARISES: The Borrower will be obliged to make a prepayment under this sub-clause upon the shares of the Borrower or the Parent or any intermediate Holding Company between the Borrower and the Parent becoming the subject of an initial public offering in connection with the application by the relevant Company for the admission of its shares to listing on any stock exchange or its shares being made available for the first time for dealing through any public dealings facility.

     (C) AMOUNT OF MANDATORY PREPAYMENT: The amount the Borrower is obliged to repay under this sub-clause will be the full amount of the Loan.

     (D) TIMING OF MANDATORY PREPAYMENT: The amount repayable under this sub-clause will become due for repayment on the earlier of:

          (i) the date of receipt of the sale or issue proceeds by a member of the Group or any shareholder in any member of the Group; and

          (ii) the date of listing becoming effective. Clause 11.7 applies to any repayment under this sub-clause.

     (E) EFFECT OF PREPAYMENT: A prepayment of the Loan under this sub-clause will reduce the Total Facility A Commitments and Total Facility B Commitments to zero.

10.5 PREPAYMENT UNDER CLAUSE 11

     A prepayment of a Lender's participation in the Facility A Loan after the Conversion Date under Clause 11.1(B), 11.2(D), 11.3(D) or 11.4(E) will reduce each outstanding repayment instalment under Clause 9 proportionately to that Lender's participation in the Facility A Loan.

10.6 NO OTHER PREPAYMENT

     The Borrower may not repay the Loan early except in the manner permitted or required by this Agreement.

10.7 NO RE-BORROWING

     No amount of the Facility A Loan which is repaid after the Conversion Date may be re-borrowed.

                PART IV: CHANGES OF CIRCUMSTANCES AND PAYMENTS

11.  CHANGES OF CIRCUMSTANCES

11.1 ILLEGALITY

     (A) NOTICE: Each Lender may notify the Borrower if it has reasonable cause to believe it is or will be acting illegally in relation to the Facilities. The illegality may relate to the performance of the Lender's obligations, the maintenance of the Facilities or the Lender's funding arrangements. Each Lender confirms it is not acting illegally in relation to the Facilities on the Amendment Date.

     (B) CANCELLATION AND PREPAYMENT: If a Lender delivers a notice of illegality the Available Commitment of that Lender will be cancelled on the date of that notice. If the Lender certifies that, because of a legal requirement applicable to the Lender, the participation of that Lender in the Loan must be repaid before the last day of any applicable Interest Period the Borrower agrees to repay the participation on the earlier date specified by the Lender. Clause 11.7 applies to any cancellation or repayment under this sub-clause.

11.2 INCREASED COSTS

     (A)  TYPES OF INCREASED COSTS: This sub-clause applies where all of (i),
          (ii) and (iii) are true:

          (i)   Either:

                (a) there is a change in a legal requirement applicable to a
                    Lender Group Company or in any other requirement with which it is accustomed to comply, or a change in its interpretation or application; or

                (b) a Lender Group Company complies with a direction or request of an authority with whose directions or requests it is accustomed to comply.

          (ii)  As a result, any of the following occurs:

                (a) a Lender Group Company incurs an expense;

                (b) a Lender Group Company's effective return from the
                    Facilities or on its overall capital is reduced;

                (c) any amount payable to a Lender Group Company is reduced; or

                (d) a Lender Group Company does not recover an amount which would otherwise have been paid to it.

               No account will be taken of tax on the overall net income (including overall net profit or gains) of a Lender, or a Lender Group Company, in the country in which it has its principal office or the office through which it is acting for the purposes of this Agreement. Any loss, reduction or expense wholly reflected in the Costs Rate, or which is recoverable under Clause
               4.8 or Clause 11.4 (or would have been so recoverable but for Clause 11.5) will also not be taken into account.

          (iii) The losses, reductions and expenses arising as a result are wholly or partly attributable to the Lender's participation in the Facilities or the arrangements made by a Lender in funding its participation in the Facilities.

     (B) NOTICE: Each Lender may notify the Borrower if it becomes aware that this sub-clause applies. This notice will contain reasonable detail of the circumstances which have caused this sub-clause to apply.

     (C) PAYMENT OF ADDITIONAL AMOUNTS: The Borrower agrees to reimburse each Lender for the losses, reductions, expenses and unrecovered amounts described in paragraph (A).

     (D) PREPAYMENT AND CANCELLATION: If a Lender delivers a notice under paragraph (B):

          (i) the Borrower may deliver to that Lender a notice of prepayment. The Borrower agrees to prepay the participation of that Lender in the Loan five Business Days after the Lender receives this notice (or on any later date or dates specified in the notice). Clause 11.7 applies to this prepayment; and/or

          (ii) the Borrower may deliver to that Lender a notice of cancellation. That Lender's Available Facility A Commitment and Available Facility B Commitment will be reduced to zero on the date of delivery of that notice.

     (E) BASLE EXCEPTION: Paragraph (C) will not oblige the Borrower to compensate any Lender in respect of itself or any other Lender Group Company for any losses, reductions and expenses described in paragraph
          (A)(ii) which result from the implementation, as at the Amendment Date, of the matters set out in the July 1988 report of the Basle Committee on Banking Regulations and Supervisory Practices entitled "International Convergence of Capital Measurement and Capital Standards" (the "BASLE REPORT"), the Directive of the Council of the European Communities on a Solvency Ratio for Credit Institutions (89/647/EEC of 18th December, 1989) (the "SOLVENCY DIRECTIVE") or the Directive of the Council of the European Communities on Own Funds of Credit Institutions (89/299/EEC of 17th April, 1989) (the "OWN FUNDS DIRECTIVE") in each case as amended prior to the Amendment Date. This exception will not apply if the losses, reductions and expenses described in paragraph (A)(ii) result from any change after the Amendment Date in, or in the interpretation or application of, the Basle Report, the Solvency Directive or the Own Funds Directive.

11.3 MARKET DISRUPTION

     (A)  NATURE OF MARKET DISRUPTION: This sub-clause applies if any of (i),
          (ii), or (iii) are true:

          (i) Lenders with Available Commitments exceeding 35% of the aggregate Available Commitments, or with participations exceeding 35% of the Loan, notify the Agent that they believe that LIBOR or, as the case may be, EURIBOR would not reflect fairly the cost to them of funding an amount outstanding under this Agreement. For the purpose of making this computation, the Agent will disregard a notice from a Lender in circumstances where the Borrower has satisfied the Agent (supported by any evidence that the Agent may reasonably request) that the only reason why LIBOR or, as the case may be, EURIBOR would not reflect fairly the cost to that Lender of funding its participation in an Advance is a deterioration in that Lender's credit standing.

          (ii) LIBOR or, as the case may be, EURIBOR cannot be determined because no rate appears on the Screen for the relevant currency for the necessary period and fewer than two Reference Banks provide quotations.

          (iii) Lenders with Available Commitments exceeding 35% of the aggregate Available Commitments, or with participations exceeding 35% of the Loan, notify the Agent that they are unable to fund their participations in the Loan in the London inter-bank market or, as the case may be, European inter-bank market.
                (B) NOTICE: The Agent agrees to notify the Borrower and the Lenders if this sub-clause applies.

     (C) ALTERNATIVE INTEREST RATE ARRANGEMENTS: If the Agent delivers a notice of market disruption each of the following applies:

          (i) The means of determining the rates of interest applicable to the Advance or Advances affected (the "AFFECTED ADVANCE") will be suspended. Instead the Borrower agrees to pay interest to the Lenders on the Affected Advance in the manner requested by the Agent in accordance with this clause. A request by the Agent may specify periods to be used for the computation of interest. It must also specify the rate of interest to apply for a period. This rate will be the rate determined by the Agent to reflect the cost to each Lender of funding the Affected Advance for the period plus the Applicable Margin plus (in the case of Advances in sterling) the Costs Rate. In order to assist the Agent in this determination each Lender agrees to provide to the Agent any information which the Agent may request. If this information is received by the Agent within any time period specified by the Agent it will be taken into account by the Agent in making its determination.

          (ii) The Borrower and the Agent will negotiate the terms of an alternative arrangement for determining a rate of interest for the Affected Advance. The negotiations will be carried on in good faith. Neither party is bound to continue the negotiations after the date 30 days after the Borrower receives the Agent's notice. If agreement is reached and if it is approved by all the Lenders the rate of interest will be determined in accordance with the agreement. Sub-paragraph (i) will not apply to the extent that it is expressly excluded by that agreement.

          (iii) If the circumstances described in paragraph (A) cease to apply the Agent will notify the Borrower and the Lenders. The notice will specify the transitional arrangements proposed by the Agent which as far as possible will be in accordance with the normal interest rate fixing provisions of this Agreement. The Borrower agrees to pay interest to the Lenders on the Affected Advance in the manner described in this notice unless a different arrangement is agreed by the Agent and the Borrower and approved by all the Lenders. In this case the Borrower agrees to pay interest to the Lenders in the manner agreed.

     (D) PREPAYMENT: If this sub-clause applies, the Borrower may deliver a notice of prepayment to the Agent. The Borrower agrees to prepay the Loan or, at the Borrower's election, the Affected Advance or Affected Advances five Business Days after the Agent receives this notice (or on any later date or dates specified in the notice). Clause 11.7 applies to this prepayment.

     (E) WITHDRAWAL: If this sub-clause applies, the Borrower may notify the Agent before 12.30 p.m. on the Advance Date relating to the Affected Advance that it wishes to withdraw the notice of borrowing relating to the Affected Advance. In this case that notice of borrowing will be treated as having not been made. Clause 6.6 will not apply in these circumstances.

11.4 WITHHOLDINGS

     (A) WITHHOLDINGS AND DEDUCTIONS: This sub-clause applies if the Borrower, a Guarantor or the Agent is required by law, or by any requirement of a taxing authority with which it is obliged to comply, to make a payment under this Agreement net of a withholding or deduction.

     (B) NOTICE: The Borrower agrees to notify the Agent if it becomes aware that this sub-clause applies.

     (C) GROSSING UP: The Borrower and each Guarantor agrees to increase the amount of any payment from which it has to withhold or deduct any sum. This increase will ensure that the person entitled to the payment will receive, after that sum has been deducted or withheld, the amount it would have received had no sum had to be withheld or deducted.

     (D) PAYMENT OF TAX: The Borrower and each Guarantor will pay to the appropriate authority all amounts withheld or deducted by it and certify to the Agent's reasonable satisfaction that it has withheld or deducted those sums and paid them to that authority. If a receipt or other evidence of payment can be obtained from that authority without incurring unreasonable cost or expense, the Borrower or that Guarantor agrees to deliver this to the Agent as soon as reasonably practicable.

     (E)  PREPAYMENT AND CANCELLATION: If this clause applies to payments by the
          Borrower:

          (i) the Borrower may deliver to the Agent a notice of prepayment. This notice may relate to any part of the Loan which is subject (or the interest on which is subject) to the withholding or deduction. The Borrower agrees to prepay the Loan (or the part of it which is affected) five Business Days after the Agent receives this notice (or on any later date or dates specified in the notice). Clause 11.7 applies to this prepayment; and/or

          (ii) the Borrower may deliver to the Agent a notice of cancellation. This notice may relate to any part of the Total Facility A Commitments or Total Facility B Commitments which, if drawn, would be subject (or the interest on which would be subject) to the withholding or deduction. That part of the Total Facility A Commitments or Total Facility B Commitments will be reduced to zero on the date of delivery of that notice.

     (F) REFUND OF TAX CREDITS: If the Borrower or a Guarantor makes an increased payment under Clause 11.4(C) (a "TAX PAYMENT") the relevant Lender or, as the case may be, the Agent agrees to notify the Borrower if it has obtained a refund of tax or obtained and used a credit against tax on its overall net income (a "TAX CREDIT") which that Lender or, as the case may be, the Agent is able to identify as attributable to that Tax Payment. To the extent that it can in its absolute discretion without any adverse consequences for it, that Lender or, as the case may be, the Agent shall reimburse the Borrower or, as the case may be, that Guarantor such amount as the Lender or, as the case may be, the Agent determines to be the proportion of that Tax Credit as will leave the Lender or, as the case may be, the Agent (after that reimbursement) in no better or worse position in respect of its tax liabilities than it would have been in if no Tax Payment had been required. No Lender or, as the case may be, Agent shall be obliged to disclose any information regarding its tax affairs and computations, and this sub-clause does not affect the right of any Lender or, as the case may be, Agent to arrange its tax affairs as it thinks fit.

11.5 INLAND REVENUE TREATMENT OF THE LENDERS

     The Borrower and each Guarantor will not be required to pay increased amounts under Clause 11.4 in respect of a payment of interest to a Lender in either of the following cases:

     (A) At the date the principal amount on which that interest accrued was advanced that Lender was not a bank for the purposes of section 349(3) of the Income and Corporation Taxes Act 1988.

     (B) The person beneficially entitled to that payment of interest at the time it is paid is not within the charge to United Kingdom corporation tax in respect of that interest.

     This sub-clause only applies so far as a withholding or deduction is due to the circumstances described in paragraph (A) or (B) above. It does not apply where the circumstances described in paragraph (A) or (B) above arise as a result of a change in law or concession or a change in the interpretation or application of law or concession. Each Lender agrees to notify the Agent if paragraph (A) or (B) above applies.

11.6 CONFIRMATIONS FROM LENDERS

     The Borrower or the Agent may request a Lender to confirm whether or not the circumstances described in Clause 11.5(A) or (B) exist. Each Lender agrees to provide the confirmation requested as soon as reasonably practicable.

11.7 PREPAYMENT

     This sub-clause applies if the Borrower is obliged to repay the Loan or any part of it under this Clause, Clause 10 or Clause 21.2. In this event the Borrower agrees to pay on the date repayment is due interest accrued on the Loan (or the amount to be repaid) up to that date. If the date repayment is due is not the last day of an Interest Period applicable to the amount being repaid, the Borrower will reimburse each affected Lender for the losses and expenses that Lender has incurred, or will incur, as a result. These losses and expenses may include those incurred in liquidating or otherwise utilising amounts borrowed by the Lender to fund its participation in the Loan (or the amount repaid). They may also include losses and expenses incurred in hedging open positions resulting from the repayment.

11.8 MITIGATION

     This sub-clause does not affect the obligations of the Borrower under the other sub-clauses of this Clause. If this Clause applies to a Lender or the Agent, that Lender or the Agent will take all steps reasonably open to it and, as the case may be, will procure that any Lender Group Company takes all steps reasonably open to it, to reduce the additional amounts payable by the Borrower under this Clause or to avoid or reduce the impact of the circumstances referred to in it. These steps may include the transfer of the Lender's rights and obligations under this Agreement to another branch or bank acceptable to the Borrower. The Lender or Lender Group Company or the Agent will not, however, be obliged to do anything which in its opinion would or might have an adverse effect on it.

12.  PAYMENTS

12.1 METHOD AND TIMING OF PAYMENTS

     All payments under this Agreement must be made in immediately available and freely transferable funds. Each payment must be received by noon on the due date. Each payment must be for value on the due date.

12.2 CURRENCY OF PAYMENT

     Each Advance is to be advanced and repaid in the currency in which it is denominated. Interest on an Advance is to be paid in the same currency as the Advance. All other payments are to be made in sterling, unless this Agreement specifies a different currency.

12.3 PAYMENTS IN EURO

     Each payment by the Agent in euro will be made in euro units rather than NCU, unless the Agent notifies the recipient otherwise. This does not affect the rights of any party under the EMU legislation or other applicable law to make euro payments in NCU or receive euro payments credited to its account in NCU. The Agent will not be liable for any failure to make payments on their due date arising from any failure in any cross-border euro payment system. In addition, Clause 22.8(A) applies.

12.4 PAYMENTS THROUGH THE AGENT

     (A) NORMAL ARRANGEMENTS: All payments by the Borrower or by a Lender under this Agreement will be made through the Agent. Each sterling payment will be made to the account of the Agent with The Royal Bank of Scotland plc, Correspondent Banking Branch, 5-10 Great Tower Street, London EC3P 3HX, account name Credit Suisse First Boston, account number 12302000, CHAPS Code 16-52-24. Each euro payment will be made to the account of the Agent with Citibank N.A., London Branch, account name Credit Suisse First Boston, London Branch, account number 8552940. The Agent will pay on an amount received as soon as practicable.

     (B) ALTERNATIVE ARRANGEMENTS: If the Agent believes that it is, or will be, illegal or impossible for it to pay on to a Lender in accordance with paragraph (A), it agrees to notify the Borrower and that Lender. In this case the Borrower and that Lender may agree alternative arrangements for payments to be made to that Lender. Paragraph (A) will not apply to the extent excluded by those alternative arrangements. That Lender agrees to provide notice of the arrangements to the Agent and will notify the Agent of payments in accordance with Clause 14.1.

          (C) APPLICATION OF DEPOSIT PAYMENTS: The Borrower is not required to make payments in accordance with this sub-clause to the extent that an amount is debited from the Charged Account in accordance with Clause 3(D) of the Deposit Agreement and Charge on Cash Deposits.

12.5 PAYMENTS TO THE BORROWER

     Each payment by the Agent to the Borrower will be made to the account of the Borrower which is notified to the Agent by the Borrower for this purpose.

12.6 PAYMENTS TO THE LENDERS

     Each payment by the Agent to a Lender will be made to the account of that Lender notified to the Agent for this purpose.

12.7 CHANGE OF ACCOUNT

     The Borrower or a Lender may change any of its receiving accounts by not less than five Business Days' notice to the Agent. The Agent may change any of its receiving accounts by giving not less than five Business Days' notice to the Borrower and the Lenders.

12.8 REFUNDING OF PAYMENTS BY THE AGENT

     This sub-clause applies if the Agent makes a payment out in the mistaken belief that it has received or will receive an incoming payment on a particular day. In this case the person which received the payment from the Agent agrees to return it. It will also reimburse the Agent for all losses and expenses incurred by the Agent as a result of funding the payment. This sub-clause does not affect the rights of the person which received the payment against the person which failed to make the payment to the Agent.

12.9 NON-BUSINESS DAYS

     If a payment would be due on a non-Business Day the payment obligation will be deferred until the next Business Day unless that day is in another calendar month. Where it is in another calendar month that payment obligation will be brought forward to the previous Business Day. Interest and commitment fees will be adjusted accordingly.

12.10  PAYMENT IN FULL

     All payments by the Borrower will be made in full and without set-off or counterclaim. No payment will be made net of a withholding or deduction, unless this is required by law or by any requirement of a taxing authority with which it is obliged to comply. In this event Clause 11.4 applies.

12.11  SET-OFF

     If a Company owes money under this Agreement which is due and payable the person to whom it is owed may set-off this obligation against any moneys owed by that person to that Company. The moneys owed by that party may be in a different currency, arise on a separate transaction or involve another branch. This sub-clause applies even where amounts owed to that Company are not due and payable, if there is an outstanding Termination Event or Potential Termination Event. Where amounts are in different currencies the person to whom money is owed under this Agreement may convert amounts into the same currency using the then current exchange rate. If a Lender sets off an obligation under this Agreement, that Lender agrees promptly to notify the Company concerned in accordance with Clause
     24.3. The notice will provide details of the amount set off.

13.  LATE PAYMENT

13.1 DEFAULT INTEREST

     The Borrower agrees to pay interest on all amounts unpaid under this Agreement after their due date for payment. This interest will be computed by reference to successive periods selected by the Agent. The first of these periods will start on the due date for payment of the unpaid amount. The rate of interest applicable during each of these periods will be a rate per annum equal to 1% plus:

     (A) in the case of an amount in sterling, LIBOR for that period plus the Costs Rate; or

     (B)  in the case of an amount in euros, EURIBOR for that period,

     plus, in either case, the Applicable Margin. This interest will be paid in arrear on the last day of each of these periods and on the date of payment of the unpaid amount. This interest will be payable after as well as before judgment.

13.2 INDEMNITY

     If the Borrower fails to make a payment on the due date the Borrower agrees to reimburse the person entitled to the payment for the losses and expenses (including loss of profit) that person incurs, or will incur, as a result. The computation of these losses and expenses will take into account any amount received under Clause 13.1.

14.  SHARING AMONG LENDERS

14.1 NOTICE

     If an amount due to a Lender (the "RECIPIENT") under this Agreement is discharged other than by payment through the Agent the Lender agrees to notify the Agent and the Borrower in accordance with Clause 24.3. This may occur because of the exercise of a right of set-off, by virtue of a combination of accounts or because of a voluntary or involuntary payment by the Borrower or a Guarantor direct to that Lender. The notification will provide details of the amount discharged and will be delivered no later than ten Business Days after the discharge.

14.2 DETERMINATION BY THE AGENT

     Where a Lender has issued a notice under Clause 14.1 the Agent will determine what payments, if any, are due under Clause 14.4. This determination will be made on the basis of the information contained in all the notices delivered to the Agent under Clause 14.1. The determination will be notified to the Borrower and the Lenders.

14.3 LITIGATION

     In determining the amount due under Clause 14.4 no account will be taken of an amount due to a Lender which has declined to participate in legal proceedings which resulted in the payment described in Clause 14.1. This only applies if that Lender could have joined in the proceedings or could have instituted its own proceedings, but failed to do so.

14.4 PAYMENT TO THE AGENT

     The Recipient agrees to pay to the Agent an amount calculated as follows:

                                 P = D (X - Y)

     where

          P =  the amount payable to the Agent

          D = the aggregate amount due to the Recipient out of which an amount has been discharged

          X =  the fraction of D which has been discharged

          Y =   the fraction which has been discharged, if any, of the aggregate amount due to the Lender which has the greatest proportion of that amount still outstanding.

     This amount will be paid no later than five Business Days after receipt of a notice from the Agent under Clause 14.2.

14.5 OBLIGATIONS OF THE BORROWER AND THE GUARANTORS

     Any amount due to the Recipient which would otherwise have been discharged as described in Clause 14.1 will be treated as not having been discharged to the extent of an amount which is or will be payable under Clause 14.4 as a result. Accordingly the Borrower and each Guarantor agree to pay this amount to the Recipient as if it had not been discharged. This payment is required to be made whether or not the Agent has issued a determination under Clause 14.2.

14.6 DISTRIBUTION

     The Agent agrees to distribute to the Lenders the amount received by it under Clause 14.4 as if that amount had been received from the Borrower in discharge of an amount due under this Agreement. The Borrower will then be treated as having paid that amount.

14.7 RECOVERY

     This sub-clause applies if an amount discharged as described in Clause 14.1 is recovered from, or is required to be repaid by, the Recipient. In this case each Lender which received the benefit of a payment made under Clause
     14.4 agrees to repay to the Recipient the amount it received. Each of these Lenders will also reimburse the Recipient for any losses or expenses which the Recipient has incurred in connection with the discharged amount or its recovery or repayment. The rights and obligations of the parties shall be restored to the position before any payment became due under Clause 14.4.

                       PART V : GUARANTEE AND INDEMNITY

15.  GUARANTEE

15.1 GUARANTEE

     Each Guarantor guarantees the due and punctual performance of all obligations of the Borrower (or, as the case may be, each Restricted Subsidiary) under this Agreement, each Hedging Contract and each Overdraft Facility. This guarantee is unconditional and irrevocable.

15.2 AGREEMENT TO PAY

     Each Guarantor agrees to pay on demand each amount due by the Borrower (or, as the case may be, each Restricted Subsidiary) which is unpaid. The demand may be made at any time on or after the due date for payment. Payment will be made in the same currency as the amount due by the Borrower (or, as the case may be, each Restricted Subsidiary).

15.3 CONTINUING GUARANTEE

     This guarantee is a continuing guarantee. No payment or other settlement will discharge any Guarantor's obligations until the Borrower's obligations (or, as the case may be, each Restricted Subsidiary's obligations) have been discharged in full.

15.4 OTHER GUARANTEES AND SECURITY
     This guarantee is in addition to, and independent of, any other guarantee or security.

15.5 ENFORCEMENT

     This guarantee may be enforced before any steps are taken against the Borrower (or, as the case may be, each Restricted Subsidiary) or any other Guarantor or under any other guarantee or Security.

15.6 PRESERVATION OF RIGHTS

     This guarantee will only be discharged by (i) the making of payment (in the case of this Agreement, in accordance with Clause 12) in full by the Borrower (or, as the case may be, the relevant Restricted Subsidiary) or any of the Guarantors or (ii) the receipt otherwise of payment in full. It will not be discharged by any other action, omission or fact. Each Guarantor's obligations will, therefore, not be affected by:

     (A) The obligations of the Borrower (or, as the case may be, the relevant Restricted Subsidiary) being or becoming void, invalid, illegal or unenforceable.

     (B) Any change, waiver or release of the Borrower's (or, as the case may be, the relevant Restricted Subsidiary's) obligations.

     (C) Any concession or time being given to the Borrower (or, as the case may be, the relevant Restricted Subsidiary).

     (D) The winding-up or re-organisation of the Borrower (or, as the case may be, the relevant Restricted Subsidiary).

     (E) Any change in the condition, nature or status of the Borrower (or, as the case may be, the relevant Restricted Subsidiary).

     (F) Any of the above events occurring in relation to another Guarantor or any other guarantor or provider of Security or its obligations.

     (G) Any failure to take, retain or enforce any other guarantee or Security.

     (H) Any circumstances affecting or preventing recovery of amounts due by the Borrower.

     (I)  Any other matter which might discharge a Guarantor.

     Any receipt from any person other than a Guarantor will reduce the outstanding balance only to the extent of the amount received.

15.7 REPRESENTATIONS OF A GUARANTOR

     Each Guarantor confirms that it does not have the benefit of any Security in respect of this guarantee or the indemnity in Clause 16.

15.8 COVENANTS OF A GUARANTOR
     Each Guarantor agrees as follows:

     (A) SECURITY: It will not have the benefit of any Security in respect of this guarantee or the indemnity in Clause 16.

     (B) EXERCISE OF RIGHTS: It will not, for so long as a Termination Event or Potential Termination Event has occurred and is outstanding:

          (i) take the benefit of any right against the Borrower (or, as the case may be, the relevant Restricted Subsidiary) or any other person in respect of amounts paid under this guarantee; or

          (ii) claim or exercise against the Borrower (or, as the case may be, the relevant Restricted Subsidiary) any right to any payment (whether or not connection with this Agreement).

     (C) COMPETING PROOF: An Instructing Group may request a Guarantor to submit a proof for amounts due to it by the Borrower or any other guarantor. Each Guarantor agrees to submit a proof promptly in accordance with this request if it is entitled to do so. All amounts received in respect of this proof will be held by that Guarantor on trust for the Agent and the Lenders.

     The obligations in this sub-clause will cease to have effect when all the Facilities have ceased to be available and there are no amounts outstanding under this Agreement.

15.9 SUSPENSE ACCOUNT

     Any amount received under this guarantee may be placed on suspense account (bearing interest at a commercial rate, which interest shall be credited to the account). Suspense accounts may be held by the Agent or by a Lender. While the amounts are in the suspense account the Agent or any Lender may claim and recover amounts from the Borrower (or, as the case may be, the relevant Restricted Subsidiary), another Guarantor and any other guarantor as if the amount in the suspense account had not been received. Amounts may be taken out of a suspense account by the person holding that account at any time for application against the amounts outstanding under this Agreement or return to the payer of such amounts.

15.10  DISCHARGE CONDITIONAL

     Any settlement with, or discharge of, a Guarantor will be subject to a condition. This condition is that the settlement or discharge will be set aside if any prior payment, or any other guarantee or security, is set aside, invalidated or reduced. In this event each Guarantor agrees to reimburse each Lender and the Agent for the value of the payment, guarantee or security which is set aside, invalidated or reduced.

15.11  PRINCIPAL DEBTOR

     Each Guarantor agrees to pay any amount which is expressed to be due from the Borrower (or, as the case may be, the relevant Restricted Subsidiary) but which is not recoverable from a Guarantor as a guarantor. Any amount due under this sub-clause will be recoverable from each Guarantor as though the obligation had been incurred by that Guarantor as sole or principal debtor, but otherwise on the same terms as the obligation was expressed to be incurred by the Borrower (or, as the case may be, the relevant Restricted Subsidiary). This sub-clause is in addition to each Guarantor's obligations as a guarantor. The payment by the Borrower (or, as the case may be, the relevant Restricted Subsidiary) or any Guarantor of any amount payable by virtue of this sub-clause will (subject to Clause 15.10) discharge pro tanto the obligations on each Guarantor to pay the amounts expressed to be payable by it under this sub-clause.

16.  GUARANTOR'S INDEMNITY

16.1 INDEMNITY

     This Clause applies if the Borrower fails to make a payment expressed to be due under this Agreement on the due date. In this event each Guarantor agrees to reimburse the person entitled to the payment for the losses and expenses (including loss of profit) that person incurs, or will incur, as a result. Each Guarantor also agrees to reimburse each Lender and the Agent for all losses and expenses arising from any obligations of the Borrower being or becoming void, invalid, illegal or unenforceable.

16.2 AMOUNT OF LOSS

     For the purposes of this Clause a Lender and the Agent will be treated as having suffered a loss equal to the amount expressed as being due to it by the Borrower, but which is unpaid (taking into account any amounts paid under Clause 15). If this treatment is incorrect the Lender or the Agent will produce evidence of its loss.

          PART VI : REPRESENTATIONS, COVENANTS AND TERMINATION EVENTS

17.  REPRESENTATIONS

17.1 REPRESENTATIONS

     Each Company confirms that each of the following is true as at the Amendment Date (subject, in the case of Clause 17.1(T), as stated in that Clause 17.1(T)):

     (A) NATURE OF COMPANY: It is a company duly incorporated and validly existing under the laws of its country of incorporation.

     (B) POWERS OF COMPANY: It has power to own its assets and conduct its business as currently conducted. It also has corporate power to sign and deliver those of the Financing Documents to which it is a party (and which it has signed and delivered) and to exercise its rights and perform its obligations under those of the Financing Documents to which it is a party.

     (C) AUTHORISATIONS: The signature and delivery on its behalf of those of the Financing Documents to which it is a party (and which it has signed and delivered) and the exercise of its rights and the performance of its obligations under the Financing Documents have been duly authorised by it.

     (D) BINDING OBLIGATIONS: This Agreement and the other Financing Documents to which it is a party have been (or, if executed after the Amendment Date, will be when executed) duly signed and delivered by it. Its obligations described in the Financing Documents to which it is a party are (or, if executed after the Amendment Date, will be when executed) its valid and binding obligations in accordance with their terms, subject to the reservations contained in paragraph 8 of the opinion of Slaughter and May (the form of which is set out in Schedule
          8) and in any legal opinion delivered under Clause 20.1(R)(i)(c).

     (E) LEGALITY AND CONTRAVENTIONS: The signature and delivery on its behalf of the Financing Documents to which it is a party and the exercise of its rights and performance of its obligations under such Financing Documents and the creation of Security by it under the Charges (if applicable):

          (i) are not prohibited by applicable law, regulation or order or by its constitutional documents;

          (ii) do not require any approval, filing, registration or exemption (other than the perfection of the Security constituted by the Charges by means of registration at H.M. Land Registry, the Land Register, the Register of Sasines, Companies House and the Trade Marks Registry, or as disclosed in any legal opinion delivered under Clause 20.1(R)(i)(c); and

          (iii) are not prohibited by, and do not constitute an event of default under, and do not result in an obligation to create Security under, any document or arrangement to which it is a party and which is material in the context of this Agreement.

     (F) RANKING OF OBLIGATIONS: Its obligations under the Financing Documents are secured by the Charges. The Charges will, when executed (and subject to the required registrations being made and to any Security permitted by

          Clause 20.1(C)(ii) and (iii)), constitute a first priority security interest which is valid and enforceable over the assets referred to in the Charges, subject to the reservations (other than reservation 8(F)) contained in paragraph 8 of the opinion of Slaughter and May (the form of which is set out in Schedule 8) and in any legal opinion delivered under Clause 20.1(R)(i)(c). Amounts due under this Agreement will, for security purposes, rank at least equally with amounts due under the Hedging Contracts and the Overdraft Facilities. No amounts have been repaid by the Borrower under the Subordinated Loan Agreement or the Inter-Company Loan Agreement, and no amounts are repayable until all amounts expressed to be owed under the Financing Documents, the Hedging Contracts and the Overdraft Facilities have been paid in full and the Facilities are no longer available.

     (G) NO TERMINATION EVENT: No Termination Event or Potential Termination Event has occurred and is continuing and none will occur as a result of the exercise of its rights or the performance of its obligations under the Financing Documents.

     (H) ACCOUNTS: The audited financial statements and the consolidated audited financial statements most recently delivered under Clause 18.1 (including, as at the Amendment Date, those statements most recently delivered before the Amendment Date under the equivalent of the provision now set out in Clause 18.1) give a true and fair view of the results of each Company's operations and the financial position of the Group taken as a whole, the Borrower's Group taken as a whole and the Borrower's Restricted Group taken as a whole. These financial statements were prepared in accordance with Generally Accepted Accounting Principles consistently applied except to the extent that the accompanying notes provide a description of a different treatment.

     (I) LITIGATION: There exists no litigation which is reasonably likely to have an unfavorable outcome materially adversely affecting (in the case of the Borrower) its ability to perform its obligations under the Financing Documents or (in the case of any other Company) the Guarantors' ability (taken as a whole) to perform the Guarantors' obligations under the Financing Documents or, in the case of the Borrower, its ability to perform its material obligations under each of the Transmission Agreements.

     (J) SECURITY: No Security exists over any of its assets, except as permitted by Clause 20.1(C).

     (K) REPRESENTATIONS IN THE CHARGES: The representations given by it in the Charges are true as at the time they are made and repeated.

     (L) DTT TRANSMISSION AGREEMENTS: The Borrower has complied with the licences conferred on it to which reference is made in the BBC DTT Transmission Agreement and the ONDIGITAL DTT Transmission Agreement. If there is a breach of any of these licences, but that breach is capable of remedy and that licence has not been terminated or revoked, there will not be a breach of this paragraph.

     Each Guarantor confirms that the following is true:

     (M) GUARANTEEING POWERS: It has the power to guarantee the whole of the sums available under this Agreement and enter into the Charges. The borrowing of the full amount available under this Agreement does not contravene or exceed any guaranteeing limitation on it (or its directors) under its constitutional documents or any other document to which it is a party and which is material in the context of this Agreement.

     Each of the Borrower and the Parent confirms that each of the following is true:

     (N) BORROWING POWERS: The Borrower has the power to borrow the whole of the sums available under this Agreement. The borrowing of the full amount available under this Agreement does not contravene or exceed any borrowing limitation, and the entering into the Charges does not contravene any limitation on giving security, on it (or its directors) under its Memorandum and Articles of Association or any other document to which it is a party and which is material in the context of this Agreement.

     (O)  NO MATERIAL ADVERSE CHANGE:

          (i) There has been no change in financial condition of the Borrower or (taken as a whole) the Guarantors having a material adverse impact on the Borrowers or (taken as a whole) the Guarantors' ability to perform its or their payment obligations under the Financing Documents since the last date as at which each of the covenants in Clause 19.2 were measured. The assessment of whether the change in financial condition is material will be measured against the covenants tested on that date.

          (ii) In addition no event or circumstance has occurred and is continuing affecting the business or operations of the Borrower and (taken as a whole) the Guarantors and having a material adverse impact on the Borrower's or (taken as a whole) the Guarantors' ability to perform its or their payment obligations under the Financing Documents. The assessment of whether there has been a material adverse impact will be measured against the business or operations of the Borrower and (taken as a whole) the Parent and the Borrower's Group on the Amendment Date.

     (P) AGREEMENTS EFFECTIVE: Each of the Shareholders' Agreement, the Transmission Agreements, the NTL Site Sharing Agreement, the Contract for Services, the Subordinated Loan Agreement and the Inter-Company Loan Agreement is in full force and effect, and the Bonds and any guarantees given by any person in respect of CT Finance's obligations under the Bonds are binding obligations.

     (Q) LICENCES, ETC.: All licences, consents and authorisations necessary for the Borrower to conduct its business as currently conducted, and for the members of the Borrower's Restricted Group to conduct the other material businesses operated by the Borrower's Restricted Group (taken as a whole) as currently conducted, are in full force and effect.

     (R) BORROWINGS: No member of the Borrower's Restricted Group has any Indebtedness for Borrowed Money, or has issued any guarantees, indemnities or other similar assurances, except as permitted under Clause 20.1(K) or as agreed by the Agent (acting on the instructions of an Instructing Group).

     (S) TRANSMISSION AGREEMENTS REPRESENTATIONS: The representations given by the Borrower in each of the Transmission Agreements are true in all material respects as at the time they are made.

     (T)  INFORMATION MEMORANDUM: As at the date of the Information Memorandum:

          (i) the information incorporated in the Information Memorandum is true and correct in all material respects; and

          (ii) no material information has been omitted and the financial projections contained in the Information Memorandum have been prepared on a reasonable basis using reasonable assumptions.

          In addition, no material adverse change has occurred in relation to the Borrower and (taken as a whole) the Parent and the Borrower's Group after the date of issue of the Information Memorandum which would require the Borrower, acting reasonably, to update the information contained in the Information Memorandum so as to ensure that this information remained true and correct in all material respects and that there were no material omissions or change in the assumptions used in the preparation of the financial projections in the Information Memorandum.

     The Borrower confirms that the following is true:

     (U) FINANCIAL MODEL: The Financial Model has been prepared on a reasonable basis using reasonable assumptions and the Borrower does not have any reason to believe that it contains a misstatement material in the context of this Agreement.

     (V)  YEAR 2000:

          (i) The Year 2000 Programme Report fairly describes in all material respects (with no material omissions) the investigations and actions which have been undertaken and performed by or on behalf of (taken as a whole) the Borrower's Restricted Group prior to the Amendment Date in relation to: (a) investigations as to whether its computer systems are able to handle date data relating to a date on or after 1st January, 2000; and (b) the actions taken or to be taken which are intended to ensure that such technology is able to handle such data.

          (ii) On the basis of the investigations and actions mentioned in sub-paragraph (i) it believes that its business critical equipment and software (including as described in the Year 2000 Programme Report) and that of (taken as a whole) the Borrower's Restricted Group will be unaffected by the change in date caused by the beginning of the new millennium. This statement only applies to the extent that any disruption caused to the operations of Borrower or (taken as a whole) those the Borrower's Restricted Group is reasonably likely to have a material adverse effect on the Borrower or (taken as a whole) the Borrower's Restricted Group.

17.2 REPETITION

     All of the representations in Clause 17.1 except those in paragraphs (T),
     (U) and (V) will be deemed repeated on the making of each Advance and on the first day of each Interest Period. The representations in paragraphs
     (T) and (U) will be deemed repeated on the date of the first Advance on or after the Amendment Date but not subsequently. The representation in paragraph (V) will be deemed repeated on the making of each Advance which falls on or before 31st March, 2000. Where a representation is deemed repeated this repetition will be with reference to the facts on that day.

17.3 SURVIVAL OF REPRESENTATIONS

     Each of the representations made by the Borrower under this Agreement shall survive the making of each Advance (but are only repeated to the extent referred to in Clause 17.2).

17.4 LENDER REPRESENTATIONS

     Each Lender represents that each of the following is true:

     (A) In respect of a payment of interest to that Lender, that Lender was, at the date the principal amount on which that interest accrued was advanced, a bank for the purposes of section 349(3) of the Income and Corporation Taxes Act 1988.

     (B) In respect of a payment of interest to that Lender, the person beneficially entitled to that payment of interest at the time it is paid is within the charge to United Kingdom corporation tax in respect of that interest.

     The representations in this sub-clause do not apply where the representations would be untrue as a result of a change in law or Inland Revenue concession or a change in the interpretation or application of law or Inland Revenue concession.

18.  INFORMATION COVENANTS

18.1 PERIODIC REPORTS

     Each of the Borrower and the Parent agrees to deliver each of the following to the Agent as soon as they become available and, in any event, by the latest date indicated:

DOCUMENT/INFORMATION                                   Latest Date
--------------------                                   -----------
(a)  Annual audited accounts of each              90 days after the end of that
     Company including profit and loss            financial year
     account, balance sheet and, in the case
     of the Borrower and the Parent, cash flow statement

(b)  Annual audited consolidated accounts of      90 days after the end of that
     the Borrower's Group, the Borrower's         financial year
     Restricted Group and of the Group,
     including profit and loss account, balance sheet and cash flow statement

(c)  Quarterly unaudited management               45 days after the end of each
     accounts of each Company certified to be     quarter of its financial year
     correct by the Certifying Financial Officer, including profit and loss account, balance sheet, cash flow statement and statement of capital expenditure

(d)  Quarterly consolidated unaudited             45 days after the end of each
     management accounts of the Borrower's        quarter of its financial year
     Group, the Borrower's Restricted Group
     and of the Group certified to be correct by the Certifying Financial Officer, including profit and loss account, balance sheet, cash flow statement and statement of capital expenditure

(e)  Monthly management accounts of each          30 days after the end of each
     Company certified to be correct by the       calendar month
     Certifying Financial Officer, including
     profit and loss account, balance sheet,
     cash flow statement and statement of
     capital expenditure

(f)  Monthly consolidated management              30 days after the end of each
     accounts of the Borrower's Group, the        calendar month
     Borrower's Restricted Group and of the
     Group certified to be correct by the
     Certifying Financial Officer, including
     profit and loss account, balance sheet,
     cash flow statement and statement of
     capital expenditure (distinguishing
     between capital expenditure which is
     financed from operating income and
     capital expenditure which is funded from new equity or borrowing)

(g)  A certificate, signed by the Certifying      At the time of delivery of the
     Financial Officer stating:                   Borrower's Group's and
                                                  Borrower's Restricted Group's
     (i)  the amount of Financial                 quarterly financial statements
          Indebtedness on the last day of         delivered under paragraph (d)
          the Quarter

     (ii) EBITDA for that Quarter

(h)  Annual budget for the Borrower's Group       60 days after the start of
     and the Borrower's Restricted Group          each of its financial years
     including projected profit and loss
     account, balance sheet, cash flow
     statement and statement of capital
     expenditure (distinguishing between
     capital expenditure which is to be
     financed from operating income and
     capital expenditure which is to be funded from new equity or borrowing)

(i)  Annual budget for the Parent adopted by      60 days after the start of
     the Board of Directors of the Parent         each of its financial years

(j)  A certificate regarding compliance with      At the time of delivery of
     the financial covenants in Clause 19.2       each set of the Borrower's
     setting out the necessary computations.      Group's and Borrower's
     This certificate is to be signed by the      Restricted Group's quarterly
     Certifying Financial Officer                 financial statements delivered
                                                  under  paragraph (d)

(k)  A certificate regarding:                     At the time of delivery of
                                                  each  set of annual
     (i)   compliance with the financial          consolidated financial
           covenants in Clause 19.2;              statements for the Borrower's
                                                  Group and Borrower's
     (ii)  the amount of Excess Cash              Restricted Group's delivered
           Flow; and                              under paragraph (b)

     (iii) the amount of capital expenditure
           in that financial year
           (distinguishing between capital
           expenditure which is financed
           from operating income and
           capital expenditure which is
           funded from new equity or
           borrowing)

     setting out the necessary computations.
     This certificate is to be signed by the
     Certifying Financial Officer

(l)  A statement signed by the auditors of the    At the time of delivery of
     Borrower regarding:                          each set of annual
                                                  consolidated financial
     (i)  compliance with the financial           statements for the Borrower's
          covenants in Clause 19.2; and           Group and Borrower's
                                                  Restricted Group's delivered
                                                  under paragraph (b)
     (ii) the amount of Excess Cash Flow

(m)  A certificate of Net Disposal Proceeds,      At the time of delivery of
     setting out the necessary computations.      each set of monthly management
     This certificate is to be signed by the      accounts under paragraph (e)
     Certifying Financial Officer

(n)  A certificate of acquisition price, setting  At the time of delivery of
     out the necessary computations.  This        each set of monthly management
     certificate is to be signed by the           accounts under paragraph (e)
     Certifying Financial Officer

(o)  Details of any treasury transaction as       At the time of delivery of
     required by Clause 20.1(O)                   each set of monthly management
                                                  accounts under paragraph (e)

(p)  A certificate setting out details of any     At the time of delivery of
     contract which is a Material Contract        each set of annual audited
     because it is a contract generating 10%      accounts of the Borrower
     or more of the Borrower's gross              under paragraph (a)
     revenues. This certificate is to be signed by the Certifying Financial Officer

(q)  A certificate setting out details of the     At the time of delivery of the
     extent to which (i) the Total Annual         Borrower's Restricted Group's
     Investment Limit and (ii) the Unrestricted   quarterly financial statements
     Entities Investment Limit have been          delivered under paragraph (d)
     utilised in respect of the current financial year (but taking account of Investment
     Amounts in previous financial years if
     relevant to the calculation).  This
     certificate is to be signed by the
     Certifying Financial Officer

(r)  A certificate setting out the confirmation   At the time of delivery of
     required in Clause 5.3(F)(ii).  This         each set of monthly management
     certificate is to be signed by the           accounts under paragraph (e).
     Certifying Financial Officer.

     In each case the Borrower and the Parent agree to deliver the number of copies requested by the Agent.

     The obligations to deliver the documents described in paragraphs (c), (d),
     (e), (f) and (i) above, insofar as they relate to the Parent or the Group (other than the Borrower's Group), do not apply if, in the period to which those documents relate (or would relate if they existed), (i) all of the Parent's Subsidiaries are members of the Borrower's Group and (ii) the Parent has no business other than that of holding shares in the Borrower. The obligations to deliver the documents described in paragraphs (b), (d),
     (f) and (h) above, in so far as they relate to the Borrower's Restricted Group, do not apply if, in the period to which those documents relate (or would relate if they existed) the composition of the Borrower's Restricted Group is identical to the composition of the Borrower's Group.

18.2 GAAP

     The Borrower confirms and agrees that all financial statements to which Clause 18.1 applies will be prepared in accordance with applicable law and Generally Accepted Accounting Principles consistently applied except to the extent that the accompanying notes provide a description of a different treatment.

18.3 REQUESTS

     The Agent may request any Company to deliver to the Agent information about it or its assets, business or financial condition or any other matter.
     Each Company agrees to deliver promptly to the Agent the information reasonably requested. No Company will be obliged to deliver any information under this sub-clause if that delivery is prohibited by law or by direction of H.M. Government.

18.4 TERMINATION EVENTS AND OTHER EVENTS
     The Borrower agrees to notify the Agent promptly of:

     (A) the occurrence of a Termination Event or Potential Termination Event upon becoming aware of such occurrence;

     (B) any events or developments that would be reasonably likely to result in the termination of, or any material amendment to, any of the Transmission

          Agreements or any material licence, consent or authorisation required for the purposes of its business, upon becoming aware of the same;

     (C) any proposal to amend or waive any Material Contract (save for minor amendments); and

     (D) the occurrence of any event of default or put event under the Bonds upon becoming aware of such occurrence.

18.5 OTHER INFORMATION

     Each of the Parent and the Borrower agrees to deliver to the Agent (to the extent not already delivered under this Agreement):

     (A) all information provided to any shareholder in the Parent in its capacity as such;

     (B) all information provided to any holder of the Bonds in its capacity as such;

     (C) a certified copy of any agreement amending the NTL Site Sharing Agreement to accommodate the DTT transmission network.

     (D) any press releases made by or on behalf of the Borrower or the Parent; and

     (E) a quarterly update to the Year 2000 Programme Report from the date of this Agreement to 31st March, 2000 and, in any event, a copy of all updates and amendments that are issued to the Year 2000 Programme Report.

18.6 CHANGE OF ACCOUNTING TREATMENT

     (A) This sub-clause applies if there is a change in the manner in which the financial statements of a Company or of the Group are prepared or in the accounting principles or standards applied in the preparation of those accounts.

     (B) If this sub-clause applies or will apply the Borrower agrees to notify the Agent. The Borrower and the Agent will then negotiate in good faith with a view to making any necessary changes to this Agreement to reflect the change described in paragraph (A). Neither party is bound to continue the negotiations after the date 30 days after the Agent receives the Borrower's notice.

     (C) If this sub-clause applies, and agreement is not reached under paragraph (B) above, the Borrower agrees to deliver, with each set of financial statements delivered to the Agent, a reconciliation (audited in the case of audited financial statements). This reconciliation will show the amounts utilised for the purposes of computations required for the purposes of this Agreement as they would have been if no change had occurred. The amounts in this reconciliation will then be used for computations required for the purposes of this Agreement instead of the corresponding amounts in the financial statements delivered under Clause 18.1.

19.  FINANCIAL COVENANTS

19.1 DEFINITIONS

     (A)  In this Agreement:

          "BORROWER'S RESTRICTED GROUP" means:

          (i)   if the Borrower has no Restricted Subsidiaries, the Borrower;
                and

          (ii) if the Borrower has Restricted Subsidiaries, the Borrower and its Restricted Subsidiaries taken as a whole.

          "CASH FLOW" for a period means the aggregate of EBITDA for that period:

          (i)   minus any capital expenditure;

          (ii) minus advance corporation tax, mainstream corporation tax and withholding tax and their equivalent in any relevant jurisdiction actually paid or falling due for payment during that period (but excluding any amount paid in that period which was included in the Cash Flow computation for a previous period because it fell due in that previous period);

          (iii) plus the amount of any tax rebate or credit in respect of any advance corporation tax, mainstream corporation tax or withholding tax and their equivalent in any relevant jurisdiction actually received in cash by any member of the Borrower's Restricted Group during the period;

          (iv) plus Net Disposal Proceeds (but excluding for this purpose the non-cash consideration adjustment referred to in the last sentence of the definition of "Net Disposal Proceeds");

          (v) plus the amount paid up or credited as paid during the period (including share premium) on issued share capital of the Borrower;

          (vi)  plus non-cash stock and share option charges;

          (vii) plus or minus any decrease or increase in working capital during the period.

          "DEBT COVERAGE" for a period means the ratio of Financial Indebtedness at the end of that period to EBITDA for that period. For this purpose any amounts outstanding drawn to finance the Borrower's working capital requirements (up to an aggregate maximum of (Pounds)10,000,000 or its Equivalent Amount (if drawn in an Optional Currency)) will, to the extent otherwise included, be deducted from Financial Indebtedness.

          "EBITDA" for any period means the profit of the Borrower's Restricted Group for that period:

          (i) before taking into account all Extraordinary Items (whether positive or negative) but after taking into account all Exceptional Items (whether positive or negative);

          (ii) before deducting tax, including advance corporation tax, mainstream corporation tax and their equivalents in any relevant jurisdiction;

          (iii) before deducting amortisation of any goodwill and any costs incurred in relation to acquisitions (to the extent that these are expensed);

          (iv) before taking into account Net Cash Interest accrued during that period, whether or not paid, deferred or capitalised (before taking into account financing costs in relation to Financial Reporting Standard 4 (Capital Instruments))during that period;

          (v) before taking into account amortisation of financing costs calculated in accordance with Financial Reporting Standard 4 (Capital Instruments) during that period;

          (vi) after deducting any gain, and adding back any loss, relative to book value arising on the sale, lease or other disposal of any asset during that period and after deducting any gain, and adding back any loss, arising on revaluation of any asset during that period, in each case to the extent that it would otherwise be taken into account;

          (vii)  before deducting depreciation;

          (viii)  before deducting non-cash stock and share option charges.

          "EXCEPTIONAL ITEMS" has the meaning given to it in FRS 3 issued by the Accounting Standards Board, but excluding any Extraordinary Items.

          "EXTRAORDINARY ITEMS" has the meaning given to it in FRS 3 issued by the Accounting Standards Board, and includes those items listed in paragraph 20 thereof.

          "FINANCIAL INDEBTEDNESS" on any date means the amount of Indebtedness for Borrowed Money of the Borrower's Restricted Group on that date. For this purpose:

          (i) any amounts under paragraph (E) of the definition of "Indebtedness for Borrowed Money" in Clause 1.1 will be excluded;

          (ii) only the principal element of obligations (accounted for as such in accordance with Generally Accepted Accounting Principles) in respect of any finance lease to which a member of the Borrower's Restricted Group is a party as lessee will be taken into account under paragraph (F) of that definition;

          (iii) no amount of Interest will be included; and

          (iv) no amount outstanding under the Subordinated Loan Agreement will be included.

          "FIXED CHARGE COVERAGE RATIO" for a period means the ratio of Cash Flow for that period to Fixed Charges for that period.

          "FIXED CHARGES" for a period means the aggregate of Total Interest Payable for that period:

          (i) plus the amount of any commitment fees and of all other fees payable under this Agreement during such period;

          (ii) plus, after the Conversion Date, the amount of any repayment instalment under Facility A which fell due during that period or which would have fallen due during that period had there not been a prepayment made pursuant to Clause 10.1;

          (iii) plus all amounts outstanding under the Overdraft Facilities at the end of that period;

          (iv) plus all scheduled principal repayments of finance lease obligations which fell due for payment during that period;

          (v) plus all obligations in respect of principal and fees (other than upfront or other non-recurring fees) under any agreement falling within paragraph (A) of the definition of Indebtedness for Borrowed Money falling due during such period (to the extent not otherwise taken into account) but excluding (for the avoidance of doubt) obligations in respect of such Indebtedness for Borrowed Money falling within paragraph (F) of such definition;

          (vi) plus all Extraordinary Items (whether positive or negative) falling due during such period.

          "INTEREST" means interest and amounts in the nature of interest.

          "NET CASH INTEREST" for any period means the Interest due and payable during that period as an obligation of any member of the Borrower's Restricted Group (whether or not paid or capitalised during or deferred (but to the extent that deferred Interest is included in Net Cash Interest in such period, any such deferred Interest shall not be included in the calculation of Net Cash Interest in the following period) for payment after such period), but adjusted to take account of:

          (i) any amount (other than, in the case of currency hedging agreements or instruments, the original principal amount) receivable or payable during that period by any member of the Borrower's Restricted Group (after deducting all taxes applicable to that amount receivable) under interest rate or currency hedging agreements or instruments; and

          (ii) any amount constituting Interest receivable during that period by any member of the Borrower's Restricted Group (after deducting all taxes applicable thereto) in respect of any investment, deposit or loan, in either case under which all parties are in compliance with their material obligations.

          "TOTAL INTEREST PAYABLE" for any period means the Interest due and payable during that period as an obligation of any member of the Borrower's Restricted Group (whether or not paid or capitalised during or deferred (but to the extent that deferred Interest is included in Total Interest Payable in such period, any such deferred Interest shall not be included in the calculation of Total Interest Payable in the following period) for payment after such period), adjusted to take account of any amount (other than, in the case of currency hedging agreements or instruments, the original principal amount) receivable or payable during that period by any member of the Borrower's Restricted Group (after deducting all taxes applicable to that amount receivable) under interest rate and/or currency hedging agreements or instruments under which all parties are in compliance with their material obligations.

     (B)  (i)   All the terms defined in paragraph (A) are to be determined in accordance with the Generally Accepted Accounting Principles and are to be computed from:

                (a) the financial statements of the Borrower (if the Borrower has no Restricted Subsidiaries); or

                (b) the consolidated financial statements of the Borrower and its Restricted Subsidiaries (if the Borrower has Restricted Subsidiaries),

               in each case, delivered pursuant to Clause 18.1.

          (ii) For the purposes of Clause 19.1 no item shall be deducted or credited more than once in any calculation.

19.2 FINANCIAL COVENANTS

     The Borrower agrees to ensure that the following financial covenants are complied with:

     (A) The ratio of EBITDA to Total Interest Payable, computed on the basis of the annualised EBITDA and annualised Total Interest Payable (in each case calculated by multiplying by two the figure which is the aggregate of EBITDA or, as the case may be, Total Interest Payable for the last two Quarters) as at the end of each Quarter, is not to be less than:

          Quarter ending                             Required Ratio
          --------------                             --------------
          30th September, 1999                       2.50:1
          31st December, 1999                        2.50:1
          31st March, 2000                           2.75:1
          30th June, 2000                            3.00:1
          30th September, 2000                       3.00:1
          31st December, 2000                        3.00:1
          31st March, 2001                           3.00:1
          30th June, 2001                            3.00:1
          30th September, 2001                       3.00:1
          31st December, 2001                        3.00:1
          31st March, 2002                           3.00:1
          30th June, 2002                            3.00:1
          Thereafter                                 3.50:1

     (B) Debt Coverage computed on the basis of the annualised EBITDA (calculated by multiplying by two the figure which is the aggregate of EBITDA for the last two Quarters) and tested each Quarter (using the amount of Financial Indebtedness on that last day of that Quarter), is not to be more than:

          Quarter ending                             Required Ratio
          --------------                             --------------
          30th September, 1999                       5.25:1
          31st December, 1999                        5.25:1
          31st March, 2000                           5.25:1
          30th June, 2000                            4.75:1
          30th September, 2000                       4.50:1
          31st December, 2000                        4.50:1
          31st March, 2001                           4.00:1
          30th June, 2001                            3.75:1
          30th September, 2001                       3.75:1
          31st December, 2001                        3.75:1
          31st March, 2002                           3.50:1
          30th June, 2002                            3.50:1
          30th September, 2002                       3.50:1
          31st December, 2002                        3.50:1
          Thereafter                                 3.00:1

     (C) The Fixed Charge Coverage Ratio, computed on the basis of the annualised Cash Flow and the annualised Fixed Charges (in each case calculated by multiplying by two the figure which is the aggregate of Cash Flow or, as the case may be, Fixed Charges for the last two Quarters) and tested each Quarter, is not to be less than 1.75: 1. The Fixed Charge Coverage Ratio will first be tested in the Quarter ending 30th June, 2002 and subsequently will be tested in each succeeding Quarter.

20.  GENERAL COVENANTS

20.1 COVENANTS

     Each Company agrees that, unless otherwise agreed by the Agent (acting on the instructions of an Instructing Group):

     (A) RANKING OF OBLIGATIONS: It will ensure that its obligations under this Agreement are at all times secured by the Charges to which it is a party.

     (B) COMPLIANCE: It will exercise its rights and perform its obligations under the Financing Documents without contravention of applicable laws. If approvals are required to do this it will obtain and maintain them and will comply with their terms. It will also make any necessary filings in respect of the Financing Documents unless these are required to be, or are, made by another person.

     (C) NEGATIVE PLEDGE: It will not create or allow to exist (and will procure that no Restricted Subsidiary creates or allows to exist) any Security over any of its assets. This prohibition does not, however, apply to the following:

          (i)   Security created by the Charges.

          (ii) Liens or rights of set-off arising in the ordinary course of trading or by operation of law.

          (iii) Title retention or hire purchase arrangements in respect of goods. These arrangements must arise in the ordinary course of trading and on customary terms.

          The exceptions in sub-paragraphs (ii) and (iii) do not permit any Security to be created over the Borrower's rights under any of the Transmission Agreements. This paragraph applies to the Parent to the extent only that it relates to the shares which the Parent holds in the Borrower.

(D) DISPOSAL OF ASSETS: It will not (and will procure that each Restricted Subsidiary will not) dispose of any of its assets. This does not apply to disposals:
(i)  on an arm's length basis;
(ii) of obsolete or unused assets or as waste; or

(iii) between the Borrower and any Restricted Subsidiary (which is a wholly-owned member of the Borrower's Restricted Group) or between Restricted Subsidiaries (each of which is a wholly-owned member of the Borrower's Restricted Group).

          No disposal of any of the Borrower's rights under any of the Transmission Agreements may be made by virtue of any of sub-paragraphs
          (i), (ii) or (iii). In addition, a disposal is only permitted under sub-paragraphs (i), (ii) or (iii) if the Borrower will be able to carry on the Analogue Transmission Business or the DTT Transmission Business substantially as before. For this purpose the Agent is entitled to rely on a certificate from the Borrower (signed by a Certifying Financial Officer) to this effect.

          For the purposes of this paragraph, the grant of a lease or licence (other than a lease or licence given as part of a site sharing arrangement in the ordinary course of business) is treated as a disposal. Any disposal which would otherwise be permitted under sub-paragraph (iii) above is not permitted to the extent that each of the following applies:

          (a) the Net Disposal Proceeds of any disposal of that asset by the acquiror would not, by reason of applicable law, be capable of being made available to the Borrower for the purposes of making a Disposal Prepayment which would otherwise be payable under Clause
              10.2 as a result of that disposal by the acquiror; and

          (b) at the time of the original disposal to the acquiror any member of the Borrower's Restricted Group was aware or should have been aware that the Net Disposal Proceeds would not be available to the Borrower for the purpose of making that Disposal Prepayment.

          This paragraph does not apply to the Parent, who (subject to Clause 20.1(AA) and Clause 20.1(BB)) may dispose of its assets as it sees fit.

     (E) COMPLIANCE WITH LAWS: It will (and will procure that each Restricted Subsidiary will) comply with all applicable laws and regulations, and the terms of all permits, authorisations and licences. This paragraph includes, amongst other things, compliance with environmental laws, regulations, permits, authorisations and licences. If there is a breach of such a permit, authorisation or licence, but that breach is capable of remedy and the permit, authorisation or licence has not been terminated or revoked, there will not be a breach of this paragraph. This paragraph does not apply to the Parent.

     (F) INSURANCE: It will (and will procure that each Restricted Subsidiary will) maintain insurance relating to its assets and activities against those risks and at those levels which are consistent with the insurance maintained by similar businesses. It also agrees to provide to the Agent evidence of all insurance arranged. This paragraph does not apply to the Parent.

     (G) MAINTENANCE OF REPRESENTATIONS: It will take all steps necessary to ensure that those representations in Clause 17.1 which are deemed to be repeated by reason of clause 17.2 remain true and correct when so deemed to be repeated.

     (H) AGREEMENTS WITH RELATED PARTIES: It will ensure that all agreements between it and any member of the Equity Consortium or any other shareholder of the Parent or any member of the Group are on an arm's length basis on commercial terms (other than agreements with the Borrower or wholly-owned Restricted Subsidiaries of the Borrower which have become Guarantors in accordance with Clause 20.1(R)). This paragraph does not apply to the Parent.

     (I) ENFORCEMENT OF MATERIAL CONTRACTS: It will (and will procure that each Restricted Subsidiary will) ensure that all material rights under all Material Contracts are enforced in accordance with their terms. This paragraph does not apply to the Parent.

     (J) PERFORMANCE OF MATERIAL CONTRACTS: It will (and will procure that each Restricted Subsidiary will) perform its obligations under Material Contracts (including under any licences, roll-out or transmission system modification requirements or other performance covenants set out in any of them) in all material respects in accordance with their terms. Defaults:

          (i) under any Transmission Agreement giving rise to charges of service credits under that Transmission Agreement of less than (Pounds)500,000 in any financial year; or

          (ii) under more than one Transmission Agreement giving rise to service credits of less than (Pounds)1,500,000 in aggregate in any financial year, and defaults under any licence which would not be in breach of Clause 20.1(E) are to be treated as not material. This paragraph does not apply to the Parent.

     (K) BORROWINGS: It will not (and it will procure that each Restricted Subsidiary will not) have any Indebtedness for Borrowed Money, or issue any guarantees, indemnities or other similar assurances (each being for the purposes of this paragraph a "GUARANTEE"), except (at any time):

          (i) amounts due under: (a) this Agreement; (b) the Overdraft Facilities (as long as the amount outstanding does not exceed (Pounds)5,000,000); and (c) the Hedging Contracts;

          (ii) amounts due under finance leases where the aggregate principal elements of obligations in respect of those leases does not exceed (Pounds)3,500,000 in aggregate;

          (iii)  guarantees of the Borrower's obligations under this Agreement;

          (iv) amounts borrowed by the Borrower or a Restricted Subsidiary (which is a wholly-owned member of the Borrower's Restricted Group) from a Restricted Subsidiary (which is a wholly-owned member of the Borrower's Restricted Group) or from the Borrower;

          (v) guarantees by the Borrower or a Restricted Subsidiary (which is a wholly-owned member of the Borrower's Restricted Group) of obligations (which are not prohibited by the terms of the Financing Documents) of a Restricted Subsidiary (which is a wholly-owned member of the Borrower's Restricted Group) or the Borrower;

          (vi) amounts due in respect of finance provided by suppliers of goods and services in the ordinary course of business and not exceeding (Pounds)1,000,000 in aggregate;

          (vii) amounts due from the Borrower to the Parent under the Subordinated Loan Agreement;

          (viii) amounts due from the Borrower to CT Finance under the Inter-Company Loan Agreement;

          (ix) guarantees of CT Finance's obligations under the Bonds. This applies to guarantees relating to the first issue of bonds under the Bonds. It does not apply to guarantees relating to any issue of further or other bonds;

          (x) guarantees of amounts not exceeding (Pounds)500,000 in aggregate;

          (xi) Indebtedness for Borrowed Money incurred by, provided by or otherwise made available by the Borrower's Restricted Group in relation to Unrestricted Entities so long as the aggregate amount of Indebtedness for Borrowed Money incurred by, provided by or otherwise made by the Borrower's Restricted Group and outstanding at such time in relation to Unrestricted Entities does not exceed the Unrestricted Entities Investment Limit when aggregated with any other Investment Amounts which have been previously incurred by, provided by or otherwise made available by members of the Borrower's Restricted Group after the Amendment Date in relation to Unrestricted Entities and which (in the case of Indebtedness for Borrowed Money) are outstanding at such time; and

          (xii) other borrowings not exceeding (Pounds)5,000,000 in aggregate. This paragraph does not apply to the Parent, who may have Indebtedness for Borrowed Money, or issue guarantees, as it sees fit.

     (L)  ACQUISITIONS AND JOINT VENTURES:

          (i) It will not (and will procure that any Restricted Subsidiary will not):

                 (a) acquire any business; or

                 (b) make any investment in any company; or

                 (c) enter into any joint venture or any joint venture agreement or arrangement where, in any case, it has any obligation to lend to, guarantee, transfer assets to or otherwise fund or incur any liability in respect of this joint venture or to acquire any shares in or assets of this joint venture,

               (each a "FURTHER ACQUISITION") unless each of the conditions set out in sub-paragraphs (ii), (iii), (iv) and (v) are satisfied.

          (ii) The Further Acquisition must involve a business related to that of the Borrower.

          (iii)  The consideration for the Further Acquisition:

                 (a) when aggregated with all other Investment Amounts incurred by, provided by or otherwise made by members of the Borrower's Restricted Group in that financial year, must not exceed the Total Annual Investment Limit; and

                 (b) when aggregated with all other Investment Amounts incurred by, provided by, or otherwise made available by members of the Borrower's Restricted Group in relation to Unrestricted Entities in the current or any previous financial years (but after the Amendment Date) and which (in the case of Indebtedness for Borrowed Money) are outstanding at such time, must not exceed the Unrestricted Entities Investment Limit.

          (iv) The Agent must have been provided with any information (financial or otherwise) in relation to the Further Acquisition as it may reasonably request.

          (v) The Certifying Financial Officer must confirm in writing to the Agent that, to the best of his knowledge having made all reasonable enquiries and without personal liability, the Further Acquisition will not result in it failing to comply with any of its obligations under Clause 19.2 at all times during the next four full Quarters following the date on which the Further Acquisition takes place.

          (vi)   In addition, this paragraph (L) will not apply:

                 (a) after the date on which the annualised Debt Coverage is first established to be not more than 3:1 for two successive Quarters; and

                 (b) for so long as the annualised Debt Coverage remains at no more than 3:1. Annualised Debt Coverage will be calculated as set out in Clause 8.8.

          This paragraph does not apply to the Parent, who may acquire businesses or make investments in companies as it sees fit.

     (M) INVESTMENTS: It will not (and will procure that each Restricted Subsidiary will not) invest any surplus cash other than in cash deposits with UK clearing banks or in cash equivalent investments. For the purpose of this paragraph "CASH EQUIVALENT INVESTMENTS" means investments in:

          (i) marketable obligations of or guaranteed by any of the United Kingdom, the Republic of France or the United States of America or issued by an agency of any of them and backed by any of the same;

          (ii) certificates of deposit, notes and acceptances issued by banks which are authorised institutions under the Banking Act 1987 or which are European authorised institutions under the Banking Coordination (Second Council Directive) Regulations 1992 and which are entitled to accept deposits in the United Kingdom or by building societies under the Building Societies Act 1986, so long as such bank or building society's long term senior debt immediately prior to the making of such an investment is rated not less than A- by Standard & Poor's Corporation or not less than A3 by Moody's Investors Services Inc., or (where a bank or building society is rated by both Standard & Poor's Corporation and by Moody's Investors Services Inc.) is rated not less than A- by Standard & Poor's Corporation and not less than A3 by Moody's Investors Services Inc.;

          (iii) commercial paper with not more than 187 days to maturity provided that immediately prior to the making of such an investment the issuer (or guarantor) of the commercial paper is rated for short term obligations not less than A1 by Standard & Poor's Corporation or not less than P1 by Moody's Investors Services, Inc., or (where a bank or building society is rated by both Standard & Poor's Corporation and by Moody's Investors Services Inc.) is rated not less than A1 by Standard & Poor's Corporation and not less than P1 by Moody's Investors Services Inc.; or

          (iv) any Indebtedness for Borrowed Money issued by persons with a rating of A+ or higher by Standard & Poor's Corporation or A1 or higher by Moody's Investors Services Inc.,

          provided that any investment made pursuant to sub-paragraphs (ii),
          (iii) and (iv) above in or guaranteed by a single bank, building society or other body corporate in excess of (Pounds)2,500,000 shall not be permitted. This paragraph does not apply to the Parent.

     (N) LOANS: It will not (and will procure that each Restricted Subsidiary will not) provide loans or other credit, other than:

          (i)    normal trade credit;

          (ii)   loans not exceeding (Pounds)500,000 in aggregate;

          (iii) loans to the Borrower or a Restricted Subsidiary (which is a wholly-owned member of the Borrower's Restricted Group) permitted by Clause 20.1(K); and

          (iv) loans or other credit which, when aggregated with all other Investment Amounts incurred by, provided by, or otherwise made available by members of the Borrower's Restricted Group and which (in the case of Indebtedness for Borrowed Money) are outstanding at such time, do not exceed either:

                 (a) in respect of Investment Amounts which are incurred by, provided by, or otherwise made available by members of the Borrower's Restricted Group in the current financial year, the Total Annual Investment Limit applicable to this financial year; or

               (b) in respect of Investment Amounts which are (1) incurred by, provided by, or otherwise made available by members of the Borrower's Restricted Group in the current or any previous financial years (but after the Amendment Date) and (2) relate to loans or other credit made available to Unrestricted Entities, the Unrestricted Entities Investment Limit.

          This paragraph does not apply to the Parent, who may provide loans or other credit as it sees fit.

     (O) TREASURY TRANSACTIONS: It will not (and will procure that each Restricted Subsidiary will not) enter into any interest rate swap, cap, ceiling, collar or floor or any swap, future or option in relation to currency or equity or any commodity contract or option (in any of these cases, whether over the counter or exchange traded) or any similar treasury transaction, other than:

          (i)    in the case of the Borrower, the Hedging Contracts;

          (ii) spot foreign exchange contracts entered into in the ordinary course of business (other than for speculative purposes); and

          (iii) the hedging of actual or projected foreign exchange exposures arising in the ordinary course of its business.

          Where a Company enters into one of the transactions permitted by sub-paragraphs (ii) or (iii) it will provide details of that transaction to the Agent at the time of delivery of each set of monthly management accounts under Clause 18.1(e) to the extent that such details have not been previously provided to the Agent. No details need be provided, however, of any transaction involving a notional or actual principal amount of less than (Pounds)10,000,000.

          This paragraph does not apply to the Parent, who may enter into treasury transactions as it sees fit.

     The Borrower agrees that, unless otherwise agreed by the Agent (acting on the instructions of an Instructing Group):

     (P) CARRY ON BUSINESS: It will carry on the Analogue Transmission Business and the DTT Transmission Business. These businesses will be conducted in accordance with applicable law.

     (Q) INTELLECTUAL PROPERTY: It will maintain all material intellectual property rights required for the purpose of the Analogue Transmission Business, the DTT Transmission Business or any other material business conducted by it in all appropriate jurisdictions.

     (R)  SUBSIDIARIES:

          (i) It will ensure that each of its Subsidiaries becomes a guarantor of amounts due under this Agreement unless it is designated an Unrestricted Subsidiary in accordance with sub-paragraph (ii) or unless sub-paragraph (v) applies. When a company is required to be a Guarantor for the purposes of this paragraph the Borrower agrees to ensure that:

                 (a) that company duly executes and delivers an Additional
                     Guarantor Agreement substantially in the form set out in
                     Schedule 6 (and for this purpose the Borrower is authorised to execute the Additional Guarantor Agreement on behalf of each Company);

                 (b) that company duly executes a document of a type described in paragraphs (C) or (D) of the definition of "Charges" in Clause 1.1; and

                 (c) there is delivered to the Agent evidence reasonably
                     satisfactory to the Agent that the Additional Guarantor Agreement and the document referred to in sub-paragraph (b) above are valid and binding on that Company and (in the case of the document referred to in sub-paragraph (b) above) creates first ranking security (subject to Security permitted under Clause 20.1(C)(ii) and (iii)). This evidence may include items equivalent to those described in paragraphs 4, 5 and 6 of Schedule 3.

                 Each of the requirements in sub-paragraphs (a), (b) and (c) above must be satisfied within 30 days of a company becoming a Subsidiary of the Borrower. The obligations contained in this paragraph do not apply to:

                 (1) CT Finance (which shall be deemed to be an Unrestricted Subsidiary with effect from the Amendment Date); or

                 (2) any Subsidiary of the Borrower whose sole business is to hold and administer pension funds on behalf of the employees of companies in the Group; or

                 (3) any Subsidiary which is designated an Unrestricted Subsidiary in accordance with sub-paragraph (ii) or in relation to which sub-paragraph (v) applies.

          (ii) Where a Further Acquisition which is permitted under Clause 20.1(L) involves the acquisition of, or subscription for shares in, a company (a

                 "NEW COMPANY") which owns, or is established for the purpose of owning, the business to be acquired or invested in, the Borrower will:

                 (a) have the right, if the New Company is a Subsidiary (a "NEW
                     SUBSIDIARY"), to designate the New Subsidiary as an "UNRESTRICTED SUBSIDIARY" or to apply to the Agent under sub-paragraph (v); and

                 (b) upon the acquisition of, or subscription for, the shares of the New Company by it or by any Restricted Subsidiary to which sub-paragraph (v) does not apply, grant, or procure the granting of, a first equitable charge in respect of such shares in favour of the Agent but provided that the Lenders' rights under the equitable charge are subject to any pre-emption rights granted by the relevant member of the Borrower's Restricted Group under any joint venture agreement entered into in connection with the acquisition of, or subscription for, shares in the New Company so long as these pre-emption rights provide for the transfer of the shares to which they relate at fair market value. In such circumstances, the Borrower will not be required to ensure the execution and delivery of the documents and evidence referred to in sub-paragraphs (i)(a),(b) and (c).

          (iii) It will ensure that any Unrestricted Subsidiary does not at any time grant to any third party a fixed or floating charge over any assets or property which it shares with or which is owned or used by or in connection with the business of any member of the Borrower's Restricted Group except with the prior written consent of the Agent.

          (iv) At any time subsequent to an acquisition of an Unrestricted Subsidiary the Borrower may elect to designate a New Subsidiary as a "RESTRICTED SUBSIDIARY", which designation will take effect upon all the documents and evidence referred to in sub-paragraphs (i)(a), (b) and (c) being delivered to the Agent in a form satisfactory to the Agent.

          (v)    This sub-paragraph (v) applies where:

                 (a) the Borrower or a Restricted Subsidiary is proposing to acquire, or subscribe for, shares in a company which upon the proposed acquisition or subscription taking place would become a Subsidiary of the Borrower or a Restricted Subsidiary; and

                 (b) the Borrower demonstrates to the satisfaction of the Agent that it would be impossible or highly impracticable (having regard to the value of any security or guarantees otherwise required to be provided to the Agent) for the proposed Subsidiary to execute and deliver either or both of the documents referred to in Clause 20.1(R)(i)(a) and
                      (b) and/or comply with the requirement set out in Clause 20.1(Z).

                 In this event, the Agent will permit the proposed Subsidiary, on becoming a Subsidiary, to be designated a "RESTRICTED SUBSIDIARY" notwithstanding that this proposed Subsidiary will not comply with the requirements set out in Clause 20.1(R)(i)(a), (b) and (c) and/or set out in Clause 20.1(Z).

                 The Borrower will provide:

                 (1) legal opinions (in a form and content satisfactory to the
                     Agent) which explain why satisfying the requirements set out in Clause 20.1(R)(i)(a), (b) and/or (c) and/or Clause 20.1(Z) are impossible or highly impracticable.

                 (2) any information (financial or otherwise) in relation to the proposed Subsidiary as the Agent may reasonably request.

                 (3) a certificate of the Certifying Financial Officer
                     confirming that, to the best of his knowledge having made all reasonable enquiries and without personal liability, the investment in the proposed Subsidiary will not result in it failing to comply with any of its obligations under Clause 19.2 at all times during the next four full Quarters following the date on which the proposed investment takes place.

          (vi)   This sub-paragraph (vi) applies where:

                 (a) the Borrower notifies the Agent that it wishes a CCIC
                     Affiliate to be designated a "RESTRICTED SUBSIDIARY"; and

                 (b) the Borrower has ensured that this CCIC Affiliate has
                     provided the Agent with the documents and evidence set out (and as specified in) in Clause 20.1(R)(i)(a), (b) and (c).

                 In this event, the Agent will permit that CCIC Affiliate to be designated a "RESTRICTED SUBSIDIARY" and therefore a member of the Borrower's Restricted Group and to be deemed to be a wholly-owned member of the Borrower's Restricted Group, in each case for the purpose of the Finance Documents.

     (S) DISTRIBUTION: It will not make any Distribution, and it will not pay any amounts in respect of interest or principal under the Subordinated Loan Agreement.

     (T) CHANGE OF BUSINESS: It will not change the nature of its business or, taken as a whole, that of its Subsidiaries.

     (U) ACCOUNTING REFERENCE DATE: It will retain 31st December as its accounting reference date and will make no change to the duration of any of its financial years.

     (V)  BONDS:  It will procure that:

          (i) (save for the correction of typographical inconsistencies or manifest errors) the terms and conditions of the Bonds are not amended or waived in any way at the request of CT Finance (or any other member of the Group); and

          (ii) CT Finance's obligations under the Bonds are not defeased to any other person, and no other person is substituted for or assumes the obligations of CT Finance in respect of the Bonds.

     (W) CT FINANCE AS SUBSIDIARY: It will ensure that CT Finance remains its wholly-owned Subsidiary.

     (X)  INTER-COMPANY LOAN AGREEMENT:  It will procure that:

          (i) the terms of Inter-Company Loan Agreement are not amended or waived in any way;

          (ii) (save, in the case of the Borrower, for the Charges) neither party to the Inter-Company Loan Agreement assigns its rights or novates its rights and obligations under the Inter-Company Loan Agreement; and

          (iii) no payment is made under the Inter-Company Loan Agreement which is greater, or is made earlier, than is required to be made under the terms of the Inter-Company Loan Agreement.

     (Y) ABANDONMENT OF DTT: It will not abandon all or any material part of its DTT transmission network.

     (Z) FULLY PAID SHARES: It will ensure that all shares directly owned by it, or by any member of the Borrower's Restricted Group (other than a member to which Clause 20.1(R)(v) applies) are charged to the Agent and that all those shares are fully paid, have no liability attaching to the holder and, as against the Agent upon enforcement of the Charges, are free from any restriction on transfer and any rights of pre-emption (except as provided in Clause 20.1(R)(ii)(b)). It will also ensure that the share certificates for all those shares are delivered to the Agent as soon as reasonably practicable after the relevant company obtains possession of those share certificates in its name or in the name of its nominee.

     The Parent agrees that, unless otherwise agreed by the Agent (acting on the instructions of an Instructing Group):

     (AA) BORROWER AS A SUBSIDIARY: It will ensure that the Borrower remains its wholly-owned Subsidiary.

     Each of the Borrower and the Parent agrees that, unless otherwise agreed by the Agent (acting on the instructions of an Instructing Group):

     (BB) SUBORDINATED LOAN AGREEMENT: It will not amend or waive any term of the Subordinated Loan Agreement. This paragraph does not, however, prohibit an increase in the principal amount available to the Borrower under the Subordinated Loan Agreement.

     The Borrower agrees that, unless otherwise agreed by the Agent (acting on the instructions of an Instructing Group):

     (CC) HEDGING POLICY: It will use its best efforts to hedge its interest rate exposure in accordance with the Hedging Policy and the following requirements:

          (i)    Each Hedging Contract will comply with the requirements of
                 Schedule 11.

          (ii) Security may be granted to a Hedging Bank only on an equal basis with the Lenders. This may only be achieved by the counterparty to the Hedging Contract executing and delivering a Hedging Bank Agreement with the Agent substantially in the form of Schedule 10.

          (iii) It will use its best efforts to ensure that all Hedging Contracts required by the Hedging Policy are effective by the date 90 days after the Amendment Date.

          (iv) The counterparties in all Hedging Contracts must at all times be Lenders or their affiliates.

          (v) The aggregate notional principal amount under all the Hedging Contracts will not exceed the Facility A Commitments (provided that, to the extent that the notional principal amount exceeds the Facility A Loan, the Borrower will supply the Agent with details of proposed Facility A Advances to be made by it in respect of this amount).

          (vi) The Borrower will notify the Agent before executing any Hedging Contract and before agreeing any transaction under a Hedging Contract. This notification will include details of the commercial terms of the Hedging Contract. In the notification the Borrower will confirm that the proposed Hedging Contract or transaction will not infringe the requirements of this paragraph.

     (DD) JOINT VENTURES: It will not (and will procure that none of its Restricted Subsidiaries will) enter into or acquire any interest in any company, partnership or other unincorporated person for the purpose of implementing any joint venture other than by:

          (i) the acquisition of stocks, shares or securities in a limited liability company; or

          (ii) through a limited liability company established for the purpose of implementing the relevant joint venture.

     (EE) SHAREHOLDER SUPPORT: In the event that TeleDiffusion de France International S.A. does not complete the exchange of its shareholding in the Parent for a shareholding in CCIC (the "TDF ROLL-UP") on or before 16th July, 1999, it will procure that TeleDiffusion de France International S.A. gives a support letter substantially in the form of that delivered by CCIC in order to satisfy the requirement set out in paragraph 14 of Schedule 3.

     (FF) RESTRICTIVE COVENANT INDEMNITY INSURANCE: Unless copies of the documents identified in the Certificate of Title (provided to the Agent by the solicitors for the Borrower) as missing are provided to the solicitors for the Agent by no later than 25th June, 1999 the Borrower will use its best efforts to put in place by no later than 9th July, 1999 (at its own cost) restrictive covenant indemnity insurance acceptable to the Agent (acting reasonably) in respect of each of the following properties as the same are more particularly described in Part 2 of Schedule 1 to the Debenture, namely:

          (i)    Bolehill;

          (ii)   Cheadle Heath; and

          (iii)  Droitwich;

          and ensure that a note of the Lenders' interest is noted thereon.

     (GG) POSTWICK: It will use its best efforts to put in place by no later than 9th July, 1999 (at its own cost) restrictive covenant indemnity insurance acceptable to the Agent (acting reasonably) in respect of the property at Postwick as the same is more particularly described in
          Part 2 of Schedule 1 to the Debenture and ensure that a note of the Lenders' interest is noted therein.

     (HH) SUPPLEMENTAL CERTIFICATE OF TITLE: It will use its best efforts to provide the solicitors for the Agent by no later than 25th June, 1999 with a supplemental certificate of title in the agreed form in respect of the property at Swansea as the same is more particularly described in Part 2 of Schedule 1 of the Debenture which will comprise a report on the lease dated 10th February, 1992 made between The Secretary of State for Wales (1) and the British Broadcasting Corporation (2).

20.2 DURATION OF COVENANTS

     The obligations under this Clause and Clauses 18 and 19 will cease to have effect when the Facilities have ceased to be available and there are no amounts outstanding under any of the Facilities.

21.  TERMINATION EVENTS

21.1 TERMINATION EVENTS

     Each of the following is a Termination Event:

     (A) NON-PAYMENT: A Company fails to pay an amount due under a Financing Document or a Hedging Contract unless the reason for the failure is technical or administrative. In that case there will be a Termination Event only if that amount is not paid by that or any other Company within 3 Business Days of the due date.

     (B) OTHER DEFAULTS: A Company fails to perform any of its other obligations under a Financing Document or a Hedging Contract. There will not, however, be a Termination Event under this paragraph if the failure is capable of remedy and is cured within 14 days of the Borrower becoming aware of the failure.

     (C) UNTRUE REPRESENTATIONS: Any statement made, or deemed repeated, in a Financing Document or a Hedging Contract or in any document delivered by a Company under a Financing Document or a Hedging Contract is untrue or misleading when that statement is made.

     (D) CROSS DEFAULT: Any Indebtedness for Borrowed Money of a member of the Borrower's Restricted Group other than under a Financing Document or a Hedging Contract:

          (i) is not paid or repaid when due for payment or repayment or within any applicable grace period; or

          (ii) is, or becomes capable of being, declared due and payable before its stated date of payment in accordance with its terms and by reason of an event of default (however described).

          There will not be a Termination Event under this paragraph unless the aggregate amount of the Indebtedness for Borrowed Money to which (i) or (ii) applies exceeds (Pounds)500,000.

     (E) INSOLVENCY AND REORGANISATION: Any procedure is commenced with a view to the winding-up or re-organisation of a member of the Borrower's Restricted Group or with a view to the appointment of an administrator, receiver or trustee in bankruptcy in relation to a member of the Borrower's Restricted Group or any of its assets. This procedure may be a court procedure or any other step which under applicable law is a possible means of achieving any of those results. It will not be a Termination Event, however, if any procedure is commenced with a view to the insolvent winding-up of a member of the Borrower's Restricted Group and this procedure is contested in good faith and dismissed within 28 days of its commencement.

     (F) ENFORCEMENT OF SECURITY: The holder of any Security over any of a member of the Borrower's Restricted Group's assets commences the enforcement of that Security in accordance with its terms. This will not be a Termination Event if the aggregate amount secured by the Security is (Pounds)100,000 or less.

     (G) ATTACHMENT OR DISTRESS: Any assets of a member of the Borrower's Restricted Group are subject to attachment, sequestration, execution or any similar process in respect of Indebtedness for Borrowed Money of more than (Pounds)100,000.

     (H)  INABILITY TO PAY DEBTS:  A member of the Borrower's Restricted Group:

          (i) is unable to pay its debts as they fall due within the meaning of section 123(1) of the Insolvency Act 1986 unless, in the case of section 123(1)(a) only, a statutory notice has been withdrawn, stayed or dismissed within 21 days;

          (ii) admits its inability to pay its debts as and when they fall due or seeks a composition or arrangement with its creditors or any class of them; or

          (iii)  suspends payments of its debts as they fall due,

          or the value of the assets of a member of the Borrower's Restricted Group is less than the amount of its liabilities, taking into account its contingent and prospective liabilities at their valued amounts, calculated in accordance with Generally Accepted Accounting Principles.

     (I) INSOLVENCY EQUIVALENCE: Anything analogous to any of the events described in paragraphs (E) to (H) (inclusive) occurs in any relevant jurisdiction.

     (J) UNLAWFULNESS OR REPUDIATION: It is unlawful for a Company to comply with, or it repudiates, its material obligations under a Financing Document.

     (K) CESSATION OF BUSINESS: The Borrower ceases or threatens to cease to carry on a material part of the Analogue Transmission Business, the DTT Transmission Business or any other material part of its business, or any member of the Borrower's Restricted Group ceases or threatens to cease to carry on any other material business operated by the Borrower's Group (taken as a whole). This paragraph does not apply in respect of disposals which are permitted under Clause 20.1(D).

     (L) CHANGE OF CONTROL - ANALOGUE TRANSMISSION AGREEMENT: Any event or circumstance described in Clause 13.5.1 of the Analogue Transmission Agreement occurs and subsists as a result of which the BBC is entitled to terminate the Analogue Transmission Agreement (whether or not it exercises its rights to terminate) by virtue of Clause 13.5.1 of the Analogue Transmission Agreement. For the purposes of this paragraph (save where sub-paragraph (iii) applies) any amendment made to the Analogue Transmission Agreement or the Commitment Agreement (as defined in the Share Sale Agreement), and any waiver or consent granted by the BBC, will be disregarded. However, there will not be a Termination Event under this paragraph in any of the following cases:

          (i)    If all the Lenders have given their prior written consent.

          (ii) If the event or circumstance is a flotation of shares as described in Clause 10.4(B).

          (iii)  If:

                 (a) the BBC is not entitled to terminate the Analogue
                     Transmission Agreement by virtue of that event or circumstance because the Analogue Transmission Agreement or the Commitment Agreement (as defined in the Share Sale Agreement) has been amended or the BBC has granted a waiver or consent; and

                 (b) the Agent (acting on the instructions of an Instructing
                     Group) has given its prior written consent provided that such prior written consent will not be required if the TdF Roll-up is completed on or before 16th July, 1999.

     (M) CHANGE OF CONTROL - BBC DTT TRANSMISSION AGREEMENT: Any event or circumstance described in Clause 12.7.1 of the BBC DTT Transmission Agreement occurs and subsists as a result of which the BBC is entitled to terminate the BBC DTT Transmission Agreement (whether or not it exercises its rights to terminate) by virtue of Clause 12.7.1 of the BBC DTT Transmission Agreement. For the purposes of this paragraph (save where sub-paragraph (iii) applies) any amendment made to the BBC DTT Transmission Agreement, and any waiver or consent granted by the BBC, will be disregarded. However, there will not be a Termination Event under this paragraph in any of the following cases:

          (i)    If all the Lenders have given their prior written consent.

          (ii) If the event or circumstance is a flotation of shares as described in Clause 10.4(B).

          (iii)  If:

                 (a) the BBC is not entitled to terminate the BBC DTT
                     Transmission Agreement by virtue of that event or circumstance because the BBC DTT Transmission Agreement has been amended or the BBC has granted a waiver or consent; and

                 (b) the Agent (acting on the instructions of an Instructing
                     Group) has given its prior written consent provided that such prior written consent will not be required if the TdF Roll-up is completed on or before 16th July, 1999.

     (N)  MATERIAL ADVERSE CHANGE: Either of the following occurs:

          (i) There is a change in financial condition of the Borrower or (taken as a whole) the Parent and the Borrower's Group having a material adverse impact on the Borrower's or (taken as a whole) the Guarantors' ability to perform its or their payment obligations under the Financing Documents since the last date as at which each of the covenants in Clause 19.2 were measured. The assessment of whether the change in financial condition is material will be measured against the covenants tested on that date.

          (ii) An event or circumstance occurs and is continuing affecting the business or operations of the Borrower and (taken as a whole) the

                 Parent and the Borrower's Group and having a material adverse impact on the Borrower's or (taken as a whole) the Guarantors' ability to perform its or their payment obligations under the Financing Documents. The assessment of whether there has been a material adverse impact will be measured against the business or operations of the Borrower and (taken as a whole) the Parent and the Borrower's Group on the Amendment Date.

     (O) LITIGATION: A Company is involved in litigation which is reasonably likely to have an unfavorable outcome materially adversely affecting the Borrower's or (taken as a whole) the Guarantors' ability to perform its or their obligations under the Financing Documents or, in the case of the Borrower, to perform its material obligations under any of the Transmission Agreements.

     (P) FAILURE OF PURPOSE: The Borrower cannot use the proceeds of the Facilities for the purposes described in Clause 2.2.

     (Q) ILLEGALITY OR TERMINATION OF THE TRANSMISSION AGREEMENTS: Any of the Transmission Agreements is terminated or ceases to be in full force and effect or it becomes illegal for:

          (i) the BBC to perform its obligations under the Analogue Transmission Agreement or the BBC DTT Transmission Agreement; or

          (ii) ONDIGITAL to perform its obligations under the ONDIGITAL DTT Transmission Agreement.

     (R) DEFAULT BY THE BBC: The BBC is due to pay, but has not paid within five Business Days of the due date, amounts under the Analogue Transmission Agreement or the BBC DTT Transmission Agreement in either case in an aggregate amount exceeding (Pounds)5,000,000 (which figure shall be increased each year by applying an indexation factor equivalent to that obtained from the indexation provisions set out in the relevant agreement which relates to the scheduled monthly payments as and when such indexation calculation under the relevant transmission agreement takes place). The Agent may rely on a certificate of the Borrower as to the prevailing default limit figure resulting from such indexation.

     (S) DEFAULT BY ONDIGITAL: ONDIGITAL is due to pay, but has not paid within five Business Days of the due date, amounts under the ONDIGITAL DTT Transmission Agreement in an aggregate amount exceeding (Pounds)5,000,000 (which figure shall be increased by applying an indexation factor equivalent to that obtained from the indexation provisions set out in the ONDIGITAL DTT Transmission Agreement as and when such indexation calculation under the ONDIGITAL DTT Transmission Agreement takes place). The Agent may rely on a certificate of the Borrower as to the prevailing default limit figure resulting from such indexation.

     (T) FORCE MAJEURE: Any event or circumstances constituting "Force Majeure" (as defined in the relevant Transmission Agreement) occurs under any of the Transmission Agreements. This will only be a Termination Event if it has a material adverse impact on the ability of the Borrower or (taken as a whole) the Guarantors to perform its or their payment obligations under the Financing Documents.

     (U) BONDS: The Bonds are redeemed or repurchased in whole or in part at any time prior to their final maturity for any reason or are declared due and payable before their stated date of payment in accordance with their terms and by reason of an event of default. This does not apply to redemptions or repurchases of part where that part, when aggregated with any other such redemptions or repurchases, amounts to not more than (Pounds)500,000 in principal amount.

21.2 CONSEQUENCES OF A TERMINATION EVENT

     If a Termination Event occurs and is continuing the Agent may by notice to the Borrower:

     (A)  cancel the Facilities; or

     (B)  demand immediate repayment of the Loan,

     or both. The Agent agrees to deliver a notice under this sub-clause if an Instructing Group instructs the Agent to do so. In the case of cancellation the Lenders will be under no further obligation to make an Advance. In the case of a demand for repayment the Borrower agrees to pay the Lenders in accordance with the notice.

21.3 INDEMNITY

     If there is a Termination Event the Borrower agrees to reimburse the Agent and each Lender for the losses and expenses the Agent or that Lender incurs, or will incur, as a result. Clause 11.7 also applies.

21.4 CURRENCY INDEMNITY

     This sub-clause applies where a payment due by a Company under or in connection with a Financing Document is made or is required to be made in a currency other than the specified currency. To the extent that the amount received, when converted into the specified currency, is less than the amount due the Borrower agrees to reimburse the person entitled to the payment for the difference. For the purposes of the computation of this amount that person will apply to the amount received a rate of exchange prevailing on the date of receipt. If, however, that person is unable to use the amount received to buy the specified currency on the date of receipt, the rate of exchange prevailing on the first date on which that person could buy the specified currency will be used instead. The obligation in this sub-clause is a separate and independent obligation.

                           PART VII : MISCELLANEOUS

22.  THE AGENT AND THE ARRANGERS

22.1 APPOINTMENT

     The Agent is appointed as an agent by each Lender. The Agent is not acting as agent of any Company under this Agreement except for the limited purpose of signing Substitution Certificates in accordance with Clause 25.3.

22.2 AUTHORITY

     The Agent is authorised to exercise the rights, powers, discretions and duties which are specified by the Financing Documents. The Agent may also act in a manner reasonably incidental to these matters.

22.3 DUTIES

     In addition to the obligations of the Agent set out elsewhere in the Financing Documents the Agent agrees as follows:

     (A) NOTICES: The Agent will as soon as reasonably practicable notify each Lender of the contents of each notice received from a Company under the terms of a Financing Document. If the notice only affects particular Lenders the Agent may elect to notify only those Lenders, in which case it will do so as soon as reasonably practicable.

     (B) OTHER DOCUMENTS: When a Company delivers to the Agent any other document required to be delivered under a Financing Document the Agent will as soon as reasonably practicable provide a copy to each Lender. The Borrower agrees to reimburse the Agent for the costs of preparing any copies required for this purpose.

     (C) TERMINATION EVENTS: The Agent will notify each Lender of any Termination Event or Potential Termination Event. This obligation will not arise, however, until the Agent receives express notice with reasonable supporting evidence of the Termination Event or Potential Termination Event. Until this time the Agent is entitled to assume that there is no Termination Event or Potential Termination Event. The Agent is not required to make inquiries. Information referred to in Clause 22.11 does not have to be disclosed under this sub-clause.

     (D) INFORMATION: The Agent will request the Borrower to deliver to the Agent under Clause 18.3 any information reasonably requested by a Lender.

22.4 POWERS

     In addition to the powers of the Agent set out elsewhere in the Financing Documents the Agent has the following powers:

     (A) PROFESSIONAL ADVISERS: The Agent may instruct professional advisers to provide advice in connection with the Facilities.

     (B) AUTHORITY FROM INSTRUCTING GROUP: The Agent may take any action which is not inconsistent with the Financing Documents and which is authorised by an Instructing Group.

     (C) VIEWS OF INSTRUCTING GROUP: In exercising any of its rights, powers or discretions the Agent may seek the views of an Instructing Group. If it exercises those rights, powers or discretions in accordance with those views the Agent will incur no liability.

     (D) PROCEEDINGS: The Agent may institute legal proceedings against a Company in the name of those Lenders which authorise it to take those proceedings.

     (E) COMPLIANCE WITH LAW: The Agent may take any action necessary for it to comply with applicable laws.

     (F) HEDGING AND OVERDRAFTS: The Agent may sign any Hedging Bank Agreement or Overdraft Bank Agreement and the Subordinated Loan Agreement.

     The Agent is not required to exercise any of these powers and will incur no liability if it fails to do so. In the context of legal proceedings the Agent may decline to take any step until it has received indemnities or security satisfactory to it.

22.5 RELIANCE

     The Agent is entitled to rely upon each of the following:

     (A)  Advice received from professional advisers.

     (B) A certificate of fact received from a Company and signed by an Authorised Person.

     (C) Any communication or document believed by the Agent to be genuine. The Agent will not be liable for any of the consequences of relying on these items.

22.6 EXTENT OF AGENT'S DUTIES

     (A) NO OTHER DUTIES: The Agent has no obligations or duties other than those expressly set out in the Financing Documents, the Hedging Bank Agreements and the Overdraft Bank Agreements.

     (B) ILLEGALITY AND LIABILITY: The Agent is not obliged to do anything which is illegal or which may expose it to liability to any person.

     (C) NOT TRUSTEE: The Agent is not acting as a trustee for any purpose in connection with this Agreement, except for its role described in Clause 22.13, 22.14 and 22.15, and as described in the Hedging Bank Agreements and Overdraft Bank Agreements.

22.7 RESPONSIBILITY OF THE LENDERS

     Each Lender is responsible for its own decision to become involved in the Facilities and its decision to take or not take action under the Facilities. It should make its own credit appraisal of each Company and the terms of the Facilities. Neither the Agent nor either of the Arrangers makes any representation that any information provided to a Lender before, on or after the date of this Agreement is true. Accordingly each Lender should take whatever action it believes is necessary to verify that information. In addition neither the Agent nor either Co-arranger is responsible for the legality, validity or adequacy of any Financing Document or the efficacy of the Security under the Charges. Each Lender will satisfy itself on these issues.

22.8 LIMITATION OF LIABILITY

     (A) AGENT: The Agent will not be liable to the Lenders for any action or non-action under or in connection with the Financing Documents unless caused by its gross negligence or wilful misconduct.

     (B) DIRECTORS, EMPLOYEES AND AGENTS: No director, employee or agent of the Agent will be liable to a Lender or a Company in relation to the Financing Documents. Each Lender and each Company agrees not to seek to impose this liability upon them.

22.9 BUSINESS OF THE AGENT

     Despite its role as agent of the Lenders the Agent may:

     (A) participate as a Lender in the Facilities or as a Hedging Bank or an Overdraft Bank,

     (B)  carry on all types of business with any Company, and

     (C) act as agent for other groups of lenders to any Company or other borrowers.

22.10  INDEMNITY

     Each Lender agrees to reimburse the Agent for all losses and expenses incurred by the Agent as a result of its appointment as Agent or arising from its activities as Agent. These losses and expenses will take into account amounts reimbursed to the Agent by the Borrower. The liability of each Lender under this sub-clause will be limited to the share of the total losses and expenses which corresponds to that Lender's share of the Commitments or, if an Advance has been made and is outstanding, the Loan. If the losses or expenses are attributable to an activity of the Agent which relates to only some of the Lenders the Agent may instead notify the Lenders of a different sharing arrangement. In this case the limit of liability of a Lender under this sub-clause will be determined by the Agent. The Lenders are not liable for losses and expenses arising from the gross negligence or willful misconduct of the Agent.

22.11  CONFIDENTIAL INFORMATION

     The Agent is not required to disclose to the Lenders any information:

     (A)  which is not received by it in its capacity as Agent, or

     (B)  which it receives, with its consent, on a confidential basis.

22.12  RESIGNATION AND REMOVAL

     The Agent may resign by giving notice to the Borrower and the Lenders. The Agent may be removed by notice given by an Instructing Group to the Agent and the Borrower. In either event the following apply:

     (A) APPOINTMENT BY INSTRUCTING GROUP: An Instructing Group may appoint a new Agent after consultation with the Borrower.

     (B) APPOINTMENT BY THE RESIGNING AGENT: If the Agent has resigned and the Instructing Group has not appointed a new Agent within 30 days after the resigning Agent's notice, the resigning Agent may appoint a new Agent after consultation with the Borrower.

     (C) MODE OF APPOINTMENT: A new Agent will be appointed by notice to the Borrower and the Lenders. A new Agent cannot be appointed without its consent.

     (D) TIMING OF APPOINTMENT: If the Agent has resigned, the new Agent will become Agent at a time agreed between the new Agent and the resigning Agent. If no time is agreed the new Agent will become Agent 10 Business Days after the notice referred to in paragraph (C). Any resignation or removal of the Agent will not be effective until a new Agent has been appointed and accepted its appointment.

     (E) EFFECT OF APPOINTMENT: Upon a new Agent becoming Agent the resigning/removed Agent will cease to be Agent. Accordingly it will be discharged from its obligations and duties as Agent. It will, however, continue to be able to rely on the terms of this Clause in respect of all matters relating to the period of its appointment. The new Agent will assume the role of Agent. It will have all the rights, powers, discretions and duties of the Agent provided for in this Agreement.

     (F) TRANSITION: The resigning/removed Agent and the new Agent agree to co-operate to ensure an orderly transition. The resigning/removed Agent agrees to deliver or make available to the new Agent all records, files and information held by it as Agent. This obligation will not require the resigning/removed Agent to disclose any confidential information. the resigning/removed Agent also agrees to transfer the benefit of the Charges, and all rights relating to the Charges, to the new Agent. The Borrower agrees to co-operate, to the extent reasonably necessary, with this transfer. If required by the new Agent the Borrower agrees to execute new Charges in favour of the new Agent on identical terms as the then existing Charges.

22.13  OBLIGATION TO PAY TO THE AGENT

     Each Company agrees to pay to the Agent on demand each amount due and payable by that Company to a Lender under any of the Financing Documents. This obligation will be satisfied to the extent that the amount is paid to the Lender in accordance with Clause 12.4. It does not affect the rights of the Lender or the obligation of the Company to the Lender. A payment of an amount under this sub-clause will, however, satisfy that Company's obligation to pay that amount to the Lender.

22.14  HOLDING AS SECURITY TRUSTEE

     The Agent agrees that it holds the benefit of:

     (A)  Clause 22.13; and

     (B)  the Charges and all Security arising from the Charges,

     as trustee on behalf of:

          (i)    the Lenders;

          (ii) each Hedging Bank which executes a Hedging Bank Agreement in accordance with Clause 20.1(CC)(ii); and

          (iii)  each Overdraft Bank.

     All the Agent's rights and claims arising under the items mentioned in paragraphs (A) and (B) are vested in it on this basis.

22.15 SECURITY

      (A) PERFECTION OF SECURITY AND TITLE:  The Agent:

          (i) is not liable for any failure, omission or defect in perfecting the Security constituted by any Charge;

          (ii) may accept without enquiry the title to the property over which Security is intended to be created by any Charge.

      (B) CUSTODY: The Agent is not under any obligation to hold any title deeds, security documents or any other documents in connection with the property charged by any Charge or to take any steps to protect or preserve these documents. The Agent may permit a Company to retain all these documents in its possession or may deposit them with a nominee or custodian. This paragraph does not apply to documents held in relation to a legal mortgage over, or over an interest in, real property or shares.

22.16 THE ARRANGERS

      The Arrangers have no continuing role in connection with the Facilities and are not liable in respect of any matter concerning the Facilities. They are not the agents for any Lender.

22.17 CONFIRMATION OF EACH LENDER

      Each Lender confirms to the Agent that, unless it notifies the Agent to the contrary, it will be the beneficial owner of any interest paid to it under this Agreement and it is a bank for purposes of section 349(3)of the Income and Corporation Taxes Act 1988 and will be within the charge to United Kingdom corporation tax in respect of that interest.

23.  EVIDENCE AND CERTIFICATES

23.1 EVIDENCE OF DEBT

     The Agent will maintain in its books an account showing all liabilities accrued and payments made in relation to the Financing Documents. Details of amounts outstanding recorded in this account will be evidence of each Company's obligations unless there is shown to be an error.

23.2 CERTIFICATES

     Each certificate delivered under this Agreement must contain reasonable detail of the matters being certified. Certificates delivered by the Agent or a Lender will be evidence unless there is shown to be an obvious error.

24.  NOTICES

24.1 NATURE OF NOTICES

     No notice delivered by a Company under this Agreement may be withdrawn or revoked. Each notice delivered by a Company must be unconditional. It must also be signed by an Authorised Person.

24.2 DELIVERY OF NOTICES

     A notice under this Agreement will only be effective if it is in writing and is received. Telexes and faxes are permitted.

24.3 NOTICES THROUGH THE AGENT

     Each notice from a Company or a Lender will be delivered to the Agent. The Agent agrees to pass on the details of notices received by it to the appropriate recipient as soon as reasonably practicable.

24.4 ADDRESS DETAILS

     Notices will be delivered to the address of the intended recipient as set out on the signature page. A Company or a Lender may change its address details by notice to the Agent. The Agent may change its address details by notice to each Company and each Lender.

25.  ASSIGNMENT AND NOVATION

25.1 COMPANY

     The rights of a Company under this Agreement are personal to it. Accordingly they are not capable of assignment.

25.2 ASSIGNMENT BY A LENDER

     A Lender may assign in whole or in part its rights under this Agreement if:

     (A) At the same time the proposed assignee assumes the whole or (as the case may be) the relevant part of the Lender's obligations under this Agreement to the satisfaction (acting reasonably) of the Agent and the Borrower;

     (B) It is assigning an amount of its Facility A Commitments and an amount of its Facility B Commitments which when these amounts are expressed as a proportion of, in the case of Facility A Commitments, the Total Facility A Commitments and, in the case of Facility B Commitments, the Total Facility B Commitments, results in the same figure; and

     (C) The principal amount to be assigned (or, in the case of an amount in the Optional Currency, the Original Sterling Amount) must equal or exceed (Pounds)2,500,000 (or be the remaining amount of its Facility A Commitment and Facility B Commitment).

     (D) It obtains the written consent of the Borrower in advance. The Borrower agrees that it will not unreasonably withhold this consent. If the Borrower does not reply to a written request for consent within 10 Business Days it will be treated as having given its consent. No consent is required where the assignment:

         (i)    is to another Lender;

         (ii) is to an affiliate or Subsidiary or Holding Company of the assignor;

         (iii)  occurs when there is an outstanding Termination Event; or

         (iv)   is part of the syndication process arranged by the Arrangers.

     Neither the Agent nor any Lender will be obliged to treat any person to whom a Lender makes an assignment as an assignee until that person agrees to pay to the Agent the fee mentioned in Clause 25.3(D).

25.3 NOVATION BY A LENDER

     A Lender (the "EXISTING LENDER") may be released from its obligations and surrender its rights under this Agreement to the extent that exactly corresponding obligations and rights are assumed by another lender (the "NEW LENDER") in accordance with the following:

     (A) The Existing Lender must novate an amount of its Facility A Commitments and an amount of its Facility B Commitments which when these amounts are expressed as a proportion of, in the case of Facility A Commitments, the Total Facility A Commitments and, in the case of Facility B Commitments, the Total Facility B Commitments, results in the same figure.

     (B) The principal amount to be novated (or, in the case of an amount in the Optional Currency, the Original Sterling Amount) must equal or exceed (Pounds)2,500,000 (or be the remaining amount of its Facility A Commitment and Facility B Commitment).

     (C) The Existing Lender must obtain the prior written consent of the Borrower to the proposed novation. The Borrower agrees that it will not unreasonably withhold this consent. If the Borrower does not reply to a written request for consent within 10 Business Days it will be treated as having given its consent. No consent is required where the novation:

          (i)   is to another Lender;

          (ii) is to an affiliate or Subsidiary or Holding Company of the assignor;

          (iii) occurs when there is an outstanding Termination Event; or

          (iv)  is part of the syndication process arranged by the Arrangers.

     (D) Once the Borrower's written consent is obtained (or treated as obtained), the Existing Lender will deliver to the Agent a Substitution Certificate. This must be signed by both the Existing Lender and the New Lender and be properly completed. It must have attached to it the Borrower's consent. Alternatively it must have attached to it the Existing Lender's request for a consent and a certificate of an officer of the Existing Lender to the effect that such request was received by the Borrower and that no reply was received within 10 Business Days. The Existing Lender will also arrange for the payment of a processing fee to the Agent. The amount of this fee is (Pounds)750 (plus any reasonable expenses) unless the Agent has notified the Lenders of a different amount which has been agreed with an Instructing Group. No fee is payable where the novation is part of the syndication process arranged by the Arrangers.

     (E) The Agent will sign the Substitution Certificate no later than 5 Business Days after its receipt and the payment of the processing fee. This signature will be made on behalf of the other Lenders and the Companies as well as itself. Each Lender and each Company irrevocably authorises the Agent to sign in this manner.

     (F) The Substitution Certificate will take effect on the date it specifies. On this date:

          (i) The Existing Lender is released from its obligations and surrenders its rights to the extent described in the Certificate.

          (ii) The New Lender assumes obligations and rights exactly corresponding to those released and surrendered by the Existing Lender.

          The Facility A Commitment and Facility B Commitment of the Existing Lender will be reduced accordingly and the New Lender will assume a Facility A Commitment and Facility B Commitment of the amount of the corresponding reduction.

25.4 DISCLOSURE OF INFORMATION

     A Lender may disclose to an assignee or New Lender, or to a proposed assignee or New Lender, any information received by the Lender under or in connection with the Financing Documents, including a copy of each of those documents. A Lender may not disclose this information to any of these persons unless that person has executed a confidentiality undertaking substantially in the form set out in Schedule 7.

25.5 LIMITATION ON CERTAIN OBLIGATIONS OF BORROWER

     This sub-clause applies to any novation or assignment by a Lender and any change of office through which a Lender is acting. If, at the time it is effected, circumstances exist which would oblige the Borrower to pay to the New Lender, assignee or Lender under Clause 11 any sum in excess of the sum (if any) which it would have been obliged to pay to the Existing Lender, assignor or that Lender under Clause 11 in the absence of that novation, assignment or change, the Borrower shall not be obliged to pay that excess.

26.  WAIVERS, AMENDMENTS AND RELEASES OF SECURITY

26.1 WRITING REQUIRED

     A waiver or amendment of a term of this Agreement will only be effective if it is in writing.

26.2 AUTHORITY OF THE AGENT

     If authorised by an Instructing Group the Agent may grant waivers and agree amendments of any Financing Document with any Company. These waivers and amendments will be granted on behalf of the Lenders and be binding on all of them, including those which were not part of the Instructing Group.
     This sub-clause does not authorise the Agent to grant any waiver or agree any amendment affecting any of the following:

     (A)  The identity of any Company.

     (B)  The amount of the Facilities.

     (C)  The amount or method of calculation of interest or commitment fee.

     (D) The manner, currency or timing of repayment of the Loan or of the payment of any other amount.

     (E) The definition of "Facility A Commitment Availability Termination Date" or "Facility Termination Date".

     (F) The definition of "Instructing Group", "Restricted Subsidiary" or "Unrestricted Subsidiary".

     (G)  The obligations of the Lenders.

     (H) Any requirement (including the one in this sub-clause) that all the Lenders or a certain proportion of them consent to a matter or deliver a notice.

     (I)  Clauses 3, 14 or 25.1.

     (J) Subject to Clause 26.3, the release of any Security constituted by the Charges.

     (K)  This Clause 26.2

     Waivers or amendments affecting these matters require the consent of all Lenders.

26.3 RELEASE OF SECURITY FOR PERMITTED DISPOSALS

     The Agent is authorised by the Lenders to effect the release of any Security constituted by the Charges over any assets which are disposed of by a member of the Borrower's Restricted Group as permitted by Clause 20.1(D).

26.4 EXPENSES

     The Borrower agrees to reimburse the Agent and each Lender for the expenses they incur as a result of any proposal made by the Borrower to waive or amend a term of this Agreement or to release any Security.

27.  MISCELLANEOUS

27.1 EXERCISE OF RIGHTS

     If the Agent or a Lender does not exercise a right or power when it is able to do so this will not prevent it exercising that right or power. When it does exercise a right or power it may do so again in the same or a different manner. The Agent's and the Lenders' rights and remedies under this Agreement are in addition to any other rights and remedies they may have. Those other rights and remedies are not affected by this Agreement.

27.2 COUNTERPARTS

     There may be several signed copies of this Agreement. There is intended to be a single Agreement and each signed copy is a counterpart of that Agreement.

28.  LAW

     This Agreement is to be governed by and construed in accordance with English law.

                                  SCHEDULE 1:
                            LENDERS AND COMMITMENTS


                                           (1)                          (2)                          (3)
                                        FACILITY A                   FACILITY B                    TOTAL OF
LENDER                                  COMMITMENT*                  COMMITMENT*                 COMMITMENTS
                                         (Pounds)                      (Pounds)                    (Pounds)
Credit Suisse First Boston              6,666,666.67                 3,333,333.33                10,000,000.00

Credit Lyonnais                         6,666,666.67                 3,333,333.33                10,000,000.00

The Industrial Bank of Japan, Limited   6,666,666.67                 3,333,333.33                10,000,000.00

The Royal Bank of Scotland plc          6,666,666.67                 3,333,333.33                10,000,000.00

Scotiabank Europe plc                   6,666,666.67                 3,333,333.33                10,000,000.00

Allied Irish Banks PLC (London Branch)  5,533,333.33                 2,766,666.67                 8,300,000.00

The Governor and Company of the         5,533,333.33                 2,766,666.67                 8,300,000.00
 Bank of Ireland

The Governor and Company of the         5,533,333.33                 2,766,666.67                 8,300,000.00
 Bank of Scotland

Bayerische Landesbank                   5,533,333.33                 2,766,666.67                 8,300,000.00
 Girozentrale, London Branch

De Nationale Investeringsbank N.V.,     5,533,333.33                 2,766,666.67                 8,300,000.00
 London Branch

Dexia Project & Public Finance          5,533,333.33                 2,766,666.67                 8,300,000.00
 International Bank, London Branch

The Fuji Bank, Limited                  5,533,333.33                 2,766,666.67                 8,300,000.00

KBC Bank N.V., London Branch            5,533,333.33                 2,766,666.67                 8,300,000.00

Lloyds Bank Plc                         5,533,333.33                 2,766,666.67                 8,300,000.00

Co-operative Bank p.l.c.                3,373,333.33                 1,686,666.67                 5,060,000.00

                                           (1)                          (2)                          (3)
                                        FACILITY A                   FACILITY B                    TOTAL OF
LENDER                                  COMMITMENT*                  COMMITMENT*                 COMMITMENTS
                                         (Pounds)                      (Pounds)                    (Pounds)
Societe Generale, London Branch         3,373,333.33                 1,686,666.67                 5,060,000.00

The Sumitomo Bank Limited               3,373,333.33                 1,686,666.67                 5,060,000.00

The Dai-Ichi Kangyo Bank, Ltd           3,373,333.33                 1,686,666.67                 5,060,000.00

Ulster Bank Limited                     3,373,333.33                 1,686,666.67                 5,060,000.00
                        --------------------------------------------------------------------------------------
                                      100,000,000.00                50,000,000.00               150,000,000.00
                        --------------------------------------------------------------------------------------

*  Rounded to two decimal places.

                                  SCHEDULE 2:
                                  COSTS RATE

The Costs Rate is an addition to the interest rate on an Advance to compensate the Lenders for the cost attributable to an Advance resulting from the imposition from time to time under or pursuant to the Bank of England Act 1998 (the "ACT") and/or by the Bank of England (or other United Kingdom governmental or regulatory authorities or agencies) of a requirement to place non-interest bearing or Special Deposits (whether interest bearing or not) with the Bank of England and calculated by reference to liabilities used to fund the Advance.

The Costs Rate will be the rate determined by the Agent (and rounded upward, if necessary, to four decimal places) as the rate resulting from the application (as appropriate) of the following formula in relation to sterling Advances:

                          XL + S(L - D)  % per annum
                          -------------
                          100 - (X + S)


where on the day of application of a formula:

     X is the percentage of Eligible Liabilities (in excess of any stated minimum) by reference to which the Agent is required under or pursuant to the Act to maintain cash ratio deposits with the Bank of England;

     L    is the rate of interest (less the Applicable Margin and the Costs
          Rate) payable on that day on the related Advance pursuant to Clause 8 of this Agreement;

     S is the level of interest-bearing Special Deposits, expressed as a percentage of Eligible Liabilities, which the Lender is required to maintain by the Bank of England (or other United Kingdom governmental authorities or agencies); and

     D is the percentage rate per annum payable by the Bank of England to the Lender on Special Deposits.

(X, L, S and D are to be expressed in the formula as numbers and not as percentages. A negative result obtained from subtracting D from L shall be counted as zero.)

The Costs Rate attributable to an Advance or other sum for any period shall be calculated at or about 11.00 a.m. (London time) on the first day of such period for the duration of such period.

The determination of the Costs Rate in relation to any period shall, in the absence of manifest error, be conclusive and binding on all parties to this Agreement.

If there is any change in circumstance (including the imposition of alternative or additional requirements) which in the reasonable opinion of the Agent renders or will render the above formula (or any element of the formula, or any defined term used in the formula) inappropriate or inapplicable, the Agent (following consultation with the Borrower and an Instructing Group) shall be entitled to vary the same. Any such variation shall, in the absence of manifest error, be conclusive and binding on all parties and shall apply from the date specified in such notice.

For the purposes of this Schedule:

The terms "ELIGIBLE LIABILITIES" and "SPECIAL DEPOSITS" shall bear the meanings ascribed to them under or pursuant to the Act or by the Bank of England (as may be appropriate), on the day of the application of the formula.

Any reference to a provision of any statute, directive, order or regulation in this Schedule is a reference to that provision as amended or re-enacted from time to time

                                                                  CONFIRMED COPY
                                                                  --------------
                                  SCHEDULE 3:
        CONDITIONS PRECEDENT TO DRAWING ON OR AFTER THE AMENDMENT DATE

1. A copy of the Memorandum and Articles of Association of the Borrower in the agreed form. This copy must be certified by a director, the secretary or the Director of Legal Services of the Borrower to be complete, up-to-date and in full force and effect.

2. A copy of a resolution of the board of directors of the Borrower approving the Facilities, authorising the signature and delivery of the Financing Documents to which it is a party and approving the borrowing of the aggregate Available Commitments. The resolution must also appoint persons to sign notices on behalf of the Borrower under the Financing Documents to which it is a party and a person or persons to sign certificates under the Financing Documents as a "Certifying Financial Officer" in addition to the senior financial officer. The copy must be certified by a director, the secretary or the Director of Legal Services of the Borrower to be a true copy of duly passed resolutions each of which is in full force and effect.

3. Specimen signatures of all persons authorised by the resolutions referred to in paragraph 2 above. These signatures must be certified by a director, the secretary or the Director of Legal Services of the Borrower to be genuine.

4. A copy of the Memorandum and Articles of Association of the Parent and each other Guarantor in the agreed form. This copy must be certified by a director, the secretary or the Director of Legal Services of the Parent and the relevant Guarantor to be complete, up-to-date and in full force and effect.

5. A copy of a resolution of the board of directors of the Parent and each other Guarantor approving the Guarantee and (as applicable) the Charges and authorising the signature and delivery of the Financing Documents to which it is a party. The copy must be certified by a director, the secretary or the Director of Legal Services of the Parent and the relevant Guarantor to be a true copy of a duly passed resolution which is in full force and effect.

6. A legal opinion from Slaughter and May, English legal advisers to the Agent, substantially in the form set out in Schedule 8.

7. A letter in the agreed form from the Borrower's insurance brokers addressed to the Agent (for the benefit of itself and the Lenders) confirming that the insurance arrangements required by the Financing Documents are in place with respect to the Borrower's business (including the Analogue Transmission Business and the DTT Transmission Business), operations and assets.

8. Property Title Report and Certificates on the material properties (as identified by the Agent) addressed to the Agent (for the benefit of itself and the Lenders), in the agreed form.

9. Copies certified by the Borrower as true, complete and up-to-date (or, as appropriate, executed originals) of the following documents in the agreed form:

     (a) Shareholders' Agreement;

     (b) Fee Letters from the Arrangers and the Agent, each counter-signed by the Borrower;

     (c) Supplemental and Amendment Deed;

     (d) Deposit Charge Amendment Agreement;

     (e) Transmission Agreements;

     (f) NTL Site Sharing Agreement;

     (g) Contract of Services;

     (h) Subordinated Loan Agreement; and

     (i) the agreement between the Borrower and CT Finance amending the Inter-Company Loan Agreement.

10. Share certificates in respect of all the issued share capital in the Borrower, and blank stock transfer forms duly executed by the Parent in respect of those share certificates.

11. A copy of the share register of the Borrower showing the Parent as the registered holder of the entire issued share capital of the Borrower. This copy must be certified by a director, the secretary or the Director of Legal Services of the Borrower to be complete and up-to-date, as at the Amendment Date.

12. Completed Land Registry cover (and the relevant fee in each case) in respect of the properties listed in Schedule 1 of the debenture described in paragraph (A) of the definition of "Charges" in Clause 1.1 together with, in the case of those properties for which an application for first registration has to be made, all relevant title deeds and documents and the results of all pre-completion searches including Land Charges Act search results.

13. The acknowledgements set out in Part 2 of Schedule 3 of the Debenture, signed on behalf of the BBC and ONDIGITAL respectively.

14. Evidence satisfactory to the Agent of comfort given by CCIC as to maintenance of support of, and levels of shareholding, in the Borrower (through the Parent) so as not to entitle the BBC to exercise its right to terminate the Analogue Transmission Agreement or the BBC DTT Transmission Agreement on a change of control of the Borrower.

15. Evidence satisfactory to the Agent that ONDIGITAL consents to the charge taken over the ONDIGITAL Transmission Agreement.

16. The Financial Model addressed to the Agent (for the benefit of itself and the Lenders).

17.  The Hedging Policy.

18. A certificate of the Certifying Financial Officer stating (a) the amount of Financial Indebtedness on the last day of the Quarter immediately preceding the date of delivery of this certificate and (b) EBITDA for that Quarter.

19. All share certificates relating to the shares held by the Borrower in Millennium and blank transfers of these shares executed by the Borrower with the name of the transferee left blank and stamped.

20.  The Year 2000 Programme Report in the agreed form.

21. The letter from the Borrower to the Agent in relation to certain litigation and dated on or before the Amendment Date.

                                                                  CONFORMED COPY
                                                                  --------------

                                  SCHEDULE 4:
                       FORM OF SUBSTITUTION CERTIFICATE

                    CASTLE TRANSMISSION INTERNATIONAL LTD.

  (Pounds)150,000,000 TERM AND REVOLVING LOAN FACILITIES UNDER LOAN AGREEMENT
                    DATED 28TH FEBRUARY, 1997 (AS AMENDED)

                           SUBSTITUTION CERTIFICATE

To:  [Name and address of the Agent]

This certificate is delivered to you for the purposes of Clause 25.3 of the Loan Agreement under which you are currently Agent.

     Name of Existing Lender:   ____________________________

     Name of New Lender:        ____________________________

     Details of substitution:

[Insert details distinguishing between Facilities and between undrawn commitment and participation in the Loan and other amounts due under the Facility]

     Date of effect of substitution:    ____________________

The substitution described above will take effect in accordance with Clause 25.3 of the Loan Agreement.

The Existing Lender and the New Lender agree as follows:

1. The New Lender is responsible for its own decision to become involved in the Facilities. It should make its own credit appraisal of the Companies and the terms of the Facilities. Neither the Existing Lender nor the Agent makes any representation that any information provided to the New Lender before, on or after the date of this certificate is true. Accordingly the New Lender should take whatever action it believes is necessary to verify that information. In addition neither the Existing Lender nor the Agent is responsible for the legality, validity or adequacy of the Loan Agreement. The New Lender will satisfy itself on these issues.

2. There is no obligation on the Existing Lender to accept any novation or assignment back of the rights and obligations referred to in this certificate. The Existing Lender accepts no obligation to indemnify the New Lender for any losses incurred as a result of a failure by the Borrower or any Guarantor to perform its obligations or for any other losses. The New Lender acknowledges this is the case.

The New Lender represents that each of the following is true:

(A) In respect of any payment of interest to be made to it, that New Lender will be, at the date the principal amount on which that interest accrued is advanced, a bank for the purposes of section 349(3) of the Income and Corporation Taxes Act 1988.

(B) In respect of any payment of interest to be made to it, the person beneficially entitled to that payment of interest at the time it is paid is within the charge to United Kingdom corporation tax in respect of that interest.

The above representations do not apply where the representations would be untrue as a result of a change in law or Inland Revenue concession or a change in the interpretation or application of law or Inland Revenue concession.

This certificate is to be governed by and construed in accordance with English law.

                                                                  CONFORMED COPY
                                                                  --------------
Existing Lender                    New Lender
---------------                    ----------

[Name of Existing Lender]               [Name of New Lender]

By:                                     By:

Agent (on behalf of the other Lenders, the Companies and itself)

[Name of Agent]

By:

Date:

Notice details for New Lender

(if it is not already a

Lender):

Address:

Fax Number:

Telex Number:

Attention:

                                                                  CONFORMED COPY
                                                                  --------------

                                  SCHEDULE 5:
                        FORM OF NOTICE FOR THE ADVANCE

To:       [Name of Agent]

          Attention: [           ]

From:  Castle Transmission International Ltd.      Date: [           ]

Dear Sirs,

         (Pounds)150,000,000 TERM AND REVOLVING LOAN FACILITIES UNDER
             LOAN AGREEMENT DATED 28TH FEBRUARY, 1997 (AS AMENDED)

1. We refer to the above agreement between yourselves as Agent, us as Borrower and various other parties (the "Agreement"). Terms defined in the Agreement have the same meaning in this notice.

2. We would like to draw an Advance under Facility [A]/[B] in [currency] in the amount of [amount] on [date].

3.   The Interest Period should be [     ] months.

4.   Please pay the above Advance to account number [              ] with [
     ] in favour of ourselves.

5.   We confirm that, today and on the Advance Date:

     (a) the representations in Clause 17.1 of the Agreement [(other than paragraphs (T) [,] [and (U))] [and (V)]* are true; and

     (b) there is [and will be] no outstanding Termination Event [or Potential Termination Event.]**

6.   The purpose of the Advance is [                    ].

                               Yours faithfully,



                             for and on behalf of

                    Castle Transmission International Ltd.

---------------

 * [Note: The representations in Clause 17.1(T) and Clause 17.1(U) are to be given on the date of the first Advance on or after the Amendment Date. The representation in Clause 17.1(V) is to be given on the making of each Advance which falls on or before 31st March, 2000.


** [Note: The statement in square brackets will not be required to be made where the notice is given to roll over an existing Advance (without increasing the amount of this Advance) for an Interest Period of no more than one month at any time when no Termination Event has occurred and is continuing.]

                                                                  CONFORMED COPY
                                                                  --------------

                                  SCHEDULE 6:
                    FORM OF ADDITIONAL GUARANTOR AGREEMENT

                        ADDITIONAL GUARANTOR AGREEMENT
                        ------------------------------

DATE :

PARTIES

1.   [                                 ], a company incorporated in [          ]
     (number [           ]), of [address] (the "NEW GUARANTOR")

2. CASTLE TRANSMISSION INTERNATIONAL LTD., a company incorporated in England (number 3196207) whose registered office is at Warwick Technology Park, Gallows Hill, Heathcote Lane, Warwick CV34 6TN, on its own behalf and on behalf of each of the existing Guarantors (each as defined in the Loan Agreement referred to below)

3. CREDIT SUISSE FIRST BOSTON (the "AGENT"), on its own behalf and on behalf of each of the Lenders (as defined in the Loan Agreement)

BACKGROUND

A Loan Agreement (the "LOAN AGREEMENT") was made on 28th February, 1997 (and amended on 21st May, 1997 and on 18th June, 1999) between (1) Castle Transmission International Ltd. as borrower, (2) Castle Transmission Services (Holdings) Ltd. as guarantor, (3) the lenders named in the Loan Agreement, (4) Credit Suisse First Boston as Agent, (5) Credit Suisse First Boston as lead arranger and others. Under the terms of the Loan Agreement the Lenders agreed to provide to the Borrower a (Pounds)150,000,000 credit facility.

Under Clause 20.1(R) of the Loan Agreement the New Guarantor needs to become a guarantor.

The parties agree as follows:

1.   INTERPRETATION

     Unless a contrary intention is indicated, words and expressions defined in the Loan Agreement will have the same meanings when used in this Agreement. References to the Loan Agreement are to that agreement as amended or supplemented.

2.   INCORPORATION OF ADDITIONAL GUARANTOR

     With effect from the date of this Agreement the New Guarantor will:

(a) become a party to the Loan Agreement as if it had been an original signatory as a guarantor; and
(b) become a "Guarantor" within the definition in Clause 1.1 of the Loan Agreement.
     The New Guarantor, each other Company, each Lender and the Agent agrees to be bound by the Loan Agreement on this basis.

3.   REPRESENTATIONS BY THE NEW GUARANTOR

     The New Guarantor confirms in respect of itself that the representations in Clause 17.1(A) to (L) inclusive of the Loan Agreement if stated at the date of this Agreement with reference to the New Guarantor and the facts subsisting on the date of this Agreement, are true.

                                                                  CONFORMED COPY
                                                                  --------------

4.   CONSTRUCTION

     This Agreement and the Loan Agreement will be read and construed as one document. References in the Loan Agreement to the Loan Agreement (however expressed) will be read and construed as references to the Loan Agreement and this Agreement.

5.   NOTICES

     The notice details of the New Guarantor for the purpose of Clause 24.4 are as follows:

     [                        ]

     Fax number:    [         ]

     Telex number:    [         ]

     Attention:    [          ]

6.   LAW

     This Agreement is to be governed by and construed in accordance with English law. The New Guarantor intends to execute this Agreement as a deed and agrees to execute and deliver it as a deed. [Jurisdiction clause and appointment of agent for the service of process to be inserted in the case of a New Guarantor incorporated outside England.]


SIGNATURES


[Name of New Guarantor]

Executed as a deed by the signatures

of a director and the secretary or of

two directors of the company

By:                 (Director)

By:                 (Director/Secretary)

Castle Transmission International Ltd.

By:


[Name of Agent]

By:

                                                                  CONFORMED COPY
                                                                  --------------

                                  SCHEDULE 7:
                      FORM OF CONFIDENTIALITY UNDERTAKING

            Castle Transmission International Ltd. (the "BORROWER")

  (Pounds)150,000,000 TERM AND REVOLVING LOAN FACILITIES UNDER LOAN AGREEMENT
       DATED 28TH FEBRUARY, 1997 (AS AMENDED) (THE "FACILITY AGREEMENT")

In connection with your interest in the (Pounds)150,000,000 term and revolving Loan Facilities for the Borrower (the "FACILITIES") constituted by the Facility Agreement, you (the "RECIPIENT") may be provided with certain information and material by ourselves (being an existing lender (the "EXISTING LENDER") under the Facilities.

The Recipient agrees with the Existing Lender (for itself and as trustee for the benefit of the Borrower) that:

1. For the purposes of this confidentiality agreement, "CONFIDENTIAL INFORMATION" means all information disclosed by the Existing Lender (or any of its agents, representatives or advisers) concerning the Facilities, the Borrower or any member of the group of companies of which the Borrower is a member. However, it does not include information which (i) is already in the Recipient's possession at the time of disclosure, or (ii) is at the time of its disclosure, or which later becomes, part of the public domain.

2. The Recipient will treat the Confidential Information, and the fact that negotiations are taking place, as confidential. The Recipient agrees to disclose the Confidential Information only to those of the Recipient's agents, representatives and advisers who need the Confidential Information for the purpose of evaluating the Facilities. The Confidential Information shall not be used by any such person for any other purpose.

3. The Recipient will return (or, as regards Confidential Information disclosed to its agents, representatives and advisers, endeavour to return) the Confidential Information to the Existing Lender, without retaining any copies or summaries of it, promptly upon the written request of the Existing Lender. Alternatively the Recipient may promptly arrange for the destruction of the Confidential Information and supply written evidence to the Existing Lender of such destruction. However, to the extent that Confidential Information has been incorporated (either fully or partially) into analyses, compilations, studies or other documents prepared by the Recipient, the Recipient need not return or destroy that information provided that it treats that information as confidential in accordance with paragraph 2 above.

4. The Recipient (or any of its agents, representatives or advisers) may be required to disclose Confidential Information for the purposes of any judicial, administrative or governmental proceeding. In this case the Recipient will promptly notify the Existing Lender and the Borrower. However, if on legal advice the Recipient (or any of its agents, representatives or advisers) is compelled to make disclosure of Confidential Information or else stand liable for contempt or other censure or penalty, it is not under any obligation to delay disclosure (i) in order to notify the Existing Lender and the Borrower before disclosure, if giving that notice before disclosure is not practicable, or (ii) once it has notified the Existing Lender and the Borrower, for any reason whatever.

5. Any questions concerning the Confidential Information must be directed by the Recipient exclusively to the Existing Lender. The Recipient will not approach the Borrower or any member of its group without prior written consent of the Existing Lender.

6. The Recipient understands that the Existing Lender (and its agents, representatives or advisers) is not making any representation or warranty as to the accuracy or completeness of the Confidential Information, and neither, save to the extent set out in the Facility

                                                                  CONFORMED COPY
                                                                  --------------

     Agreement, is the Borrower or any other member of the group of companies of which the Borrower is a member. The Existing Lender (for itself and on behalf of its agents, representatives and advisers and, save to the extent set out in the Facility Agreement, the Borrower and the other members of the group of companies of which the Borrower is a member) disclaims any and all liability arising from the Recipient's use of the Confidential Information.

7. The obligations imposed on the parties under this confidentiality agreement will terminate on the date two years after the date on which the Recipient signs this confidentiality agreement below.

8. This confidentiality agreement shall be governed by and construed in accordance with English law, and the Recipient hereby irrevocably submits for the benefit of the Existing Lender, the Borrower and the other members of the group of companies of which the Borrower is a member to the jurisdiction of the courts of England in connection with any dispute related to or brought under it.

 ...............................................
For and on behalf of
[Existing Lender] (on its own
behalf and as trustee for the
benefit of the Borrower and the
other members of the group
of companies of which the
Borrower is a member)


 ...............................................
For and on behalf of
[Recipient]

Date .......................................

                                                                  CONFORMED COPY
                                                                  --------------

                                  SCHEDULE 8:
                     FORM OF OPINION OF SLAUGHTER AND MAY


Credit Suisse First Boston,

Five Cabot Square,

London, E14 4QR.


for itself as Agent and for the Lenders

(as defined in the Loan Agreement referred to below)



Dear Sirs,

INTRODUCTION

1.   We refer to:

     (B) the "LOAN AMENDMENT AGREEMENT", being the loan amendment agreement dated [ ] June, 1999 and made between (1) Castle Transmission International Ltd. (formerly known as Castle Transmission Services Ltd.) (the "BORROWER"), (2) Castle Transmission Services (Holdings) Ltd. (the "PARENT") and Millennium Communications Limited ("MILLENNIUM") (both known as the "GUARANTORS"), (3) the Lenders listed in Schedule 1 to the Loan Amendment Agreement (the "LENDERS"),
          (4) Credit Suisse First Boston as lead arranger, (5) [ ] as arrangers and (6) Credit Suisse First Boston as agent, amending the (Pounds)162,500,000 term and revolving facilities agreement dated 28th February, 1997 as amended to a (Pounds)64,000,000 revolving facilities agreement on 21st May, 1997 and as acceded to by Millennium with effect from 27th October, 1998 (the "LOAN AGREEMENT");

     (C) the "SUPPLEMENTAL AND AMENDMENT DEED", being the supplemental and amendment deed dated [ ] June, 1999 made between (1) the Borrower, (2) the Parent, (3) Millennium, and (4) Credit Suisse First Boston as agent, amending the debenture dated 28th February, 1997 which was made between the same parties (except Millennium) and acceded to by Millennium with effect from 27th October, 1998 (the "DEBENTURE"); and

     (D) the "DEPOSIT CHARGE AMENDMENT AGREEMENT" being the deposit charge amendment agreement dated [ ] June, 1999 amending the deposit agreement and charge on cash deposits dated 28th February, 1997, as amended on 21st May, 1997, made between (1) Credit Suisse First Boston (as trustee for the Lenders) and (2) the Borrower (the "DEPOSIT CHARGE AGREEMENT").

2. Terms and expressions defined in the Loan Amendment Agreement, the Supplemental and Amendment Deed and the Deposit Charge Amendment Agreement (the "DOCUMENTS") which are not otherwise defined in this opinion have the same meanings when used in this opinion.

                                                                  CONFORMED COPY
                                                                  --------------

3. We have acted as English legal advisers on your behalf in connection with the Documents.

4. This letter sets out our opinion on certain matters of English law as at today's date. We have not made any investigation of, and do not express any opinion on, any other law. This letter is to be construed in accordance with English law.

DOCUMENTS AND INVESTIGATIONS
----------------------------

5.   For the purposes of this letter, we have examined the following:

     (A) A signed copy of the Loan Amendment Agreement and the Deposit Charge Amendment Agreement and an executed copy of the Supplemental and Amendment Deed.

     (B) A copy of each of the Loan Agreement, the Debenture, and the Deposit Charge Agreement (in each case, in the form in effect immediately before the signing and execution of the Documents).

     (C) A copy, certified by the company secretary of the Borrower to be a true, complete and up-to-date copy, of the Memorandum and Articles of Association of the Borrower.

     (D) A copy, certified by the company secretary of the Parent to be a true, complete and up-to-date copy, of the Memorandum and Articles of Association of the Parent.

     (E) A copy, certified by the company secretary of Millennium to be a true, complete and up-to-date copy, of the Memorandum and Articles of Association of Millennium.

     (F) A copy, certified by the company secretary of the Borrower to be a true, complete and up-to-date copy, of resolutions of a meeting of the
          board of directors of the Borrower held on [          ], 1999.

     (G) A copy, certified by the company secretary of the Parent to be a true, complete and up-to-date copy, of resolutions of a meeting of the board
          of directors of the Parent held on [              ], 1999.

     (H) A copy, certified by the company secretary of Millennium to be a true, complete and up-to-date copy, of resolutions of a meeting of the board
          of directors of Millennium held on [              ], 1999.

     (I)  The entries shown on the microfiches (obtained by us from Companies
          House, London on [      ] June, 1999) of the file of each of the
          Borrower, the Parent and Millennium maintained at Companies House (the "MICROFICHES").

     (J) The certificates (the "MILLENNIUM SHARE CERTIFICATES") in respect of the shares (the "MILLENNIUM SHARES") held by the Borrower in Millennium.

ASSUMPTIONS
-----------

6.   For the purposes of this letter, we have assumed each of the following:


     (A)  (i)   The information disclosed by the Microfiches, by our searches on
               [       ] June, 1999 of the Companies House database (CH Direct)
               and by our [telephone][personal] search on [     ] June, 1999 at
               the Central Registry of Winding-up Petitions in relation to the Borrower, the Parent and Millennium was then accurate and complete and has not since then been altered or added to.

                                                                  CONFORMED COPY
                                                                  --------------

          (ii) The Microfiches and such enquiries did not fail to disclose any information relevant for the purposes of this opinion.

     (B) The board minutes referred to in sub-paragraphs 5(F), (G) and (H) truly record the proceedings described therein of duly convened, constituted and quorate meetings of the boards of directors of each of the Borrower, the Parent and Millennium, respectively, these boards of directors were acting in the best interests and for the proper purposes of the Borrower, the Parent and Millennium, and the meetings were duly held and the resolutions passed and authorisations given at those meetings have not subsequently been amended, revoked or superseded.

     (C) None of the Borrower, the Parent or Millennium has passed any voluntary winding up resolution, no petition has been presented or order made by a court for the winding up, dissolution or administration of the Borrower, the Parent or Millennium and no receiver, administrative receiver, trustee, administrator or similar officer has been appointed in relation to the Borrower, the Parent or Millennium or any of their assets or revenues.

     (D) Each of the parties to the Documents (other than the Borrower, the Parent and Millennium) has the capacity, power and authority to sign or execute and deliver the Documents and to exercise its rights and perform its obligations under the Documents.

     (E)  All documents submitted to us as copies conform with the originals.

     (F)  All signatures are genuine.

     (G) Each of the Documents has been duly signed or executed and unconditionally delivered by each of the parties thereto.

     (H) That no law of any jurisdiction outside England would render such execution or delivery illegal or ineffective and that, in so far as any obligation under the Documents falls to be performed in, or is otherwise subject to, any jurisdiction other than England, its performance will not be illegal or ineffective by virtue of the law of that jurisdiction.

     (I) The Supplemental and Amendment Deed and the Deposit Charge Amendment Agreement will be delivered for registration with the Registrar of Companies in accordance with Part XII of the Companies Act 1985 as recommended in paragraph 8(A) below, and that the Supplemental and Amendment Deed will be delivered for registration with H.M. Land Registry as recommended in paragraph 8(B) below.

     (J) The execution and delivery of the Loan Amendment Agreement, the Supplemental and Amendment Deed by each of the Borrower, the Parent and Millennium is (i) in the furtherance of the objects authorised by the Parent's and Millennium's memorandum of association, and (ii) to the commercial advantage and in the interests of the Borrower, the Parent and Millennium.

     (K) All matters set out as assumptions and contained in paragraph 6 of the opinion set out in a letter to you of 28th February, 1997 and in paragraph 6 of the opinion set out in a letter to you of 21st May, 1997.

     (L) That the Millennium Shares have been duly transferred by Crown Castle International Corporation ("CCIC") to the Borrower and that CCIC was immediately before such transfer, and the Borrower is, immediately after such transfer, the absolute legal and beneficial owner of the Millennium Shares.

                                                                  CONFORMED COPY
                                                                  --------------

     (M) That the Millennium Share Certificates are the only certificates in respect of the Millennium Shares and that the Millennium Shares referred to in those Millennium Share Certificates represent the whole of the issued share capital of Millennium.

OPINION
-------

7. Based on and subject to the foregoing, and subject to the reservations mentioned in paragraph 8 (below) and to any matters not disclosed to us, we are of the opinion that:

     (A) Each of the Borrower, the Parent and Millennium is a limited liability company duly incorporated and validly existing under English law and has all requisite corporate power and authority to enter into and perform its obligations under the Documents to which it is a party.

     (B) All necessary corporate action required to authorise the execution, delivery and performance by each of the Borrower, the Parent and Millennium of the Documents to which it is a party has been taken.

     (C) The Loan Agreement (as amended by the Loan Amendment Agreement, together the "AMENDED LOAN AGREEMENT"), the Debenture (as amended by the Supplemental and Amendment Deed, together the "AMENDED DEBENTURE") and the Deposit Charge Agreement (as amended by the Deposit Charge Amendment Agreement, together the "AMENDED DEPOSIT CHARGE AGREEMENT") create valid and binding obligations under English law of the Borrower and (as regards the Amended Loan Agreement and the Amended Debenture) of the Parent and Millennium.

     (D) The following security rights have, among others, been created by the Amended Debenture:

          (i)   a legal mortgage over each of the real properties described in
                Schedule 1 to the Amended Debenture;

          (ii) an equitable fixed charge over the other real property of the Borrower, the Parent and Millennium;

          (iii) an equitable fixed charge over the Millennium Shares and the shares in the Borrower held by the Parent (together with the Millennium Shares, the "SHARES");

          (iv) an equitable fixed charge over the Borrower's rights to payment under or in connection with the Transmission Agreements;

          (v) an equitable fixed charge over the sums standing from time to time to the credit of the Account (as defined in the Amended Deposit Charge Agreement); and

          (vi) a floating charge over the undertaking, property and assets of the Borrower, the Parent and Millennium.

     (E) It is not necessary, in order to ensure the validity of the Documents or the security referred to therein to obtain any authorisation, consent, approval, licence or permission of, or to effect any filing, declaration or registration with, any governmental authority of England, save as provided in paragraphs 8(A) and (B) below.

RESERVATIONS
------------

8.   Our reservations are as follows:

                                                                  CONFORMED COPY
                                                                  --------------

     (A) A company registered under the Companies Act 1985 (the "ACT") must, in order to ensure that certain classes of security over its assets are not rendered void against the liquidator or any creditor of the company, deliver the instrument creating or evidencing the security, together with the prescribed particulars thereof, to the Registrar of Companies for registration within 21 days after the creation of such security. Each of the Borrower and the Parent and Millennium is registered under the Act. The classes of security which must be registered include a charge on land, a charge on book debts and a floating charge on the company's undertaking or property. In respect of a charge on shares, although the better view is that a fixed charge over shares is not included in the classes of security which must be registered, it is recommended that registration of such a charge should be effected because it could constitute a charge on book debts (namely the dividends arising under the shares). There is no procedure under the Act for registering variations to prescribed particulars delivered to the Registrar of Companies under the Act. However, we would recommend that details of the Supplemental and Amendment Deed and the Deposit Charge Amendment Agreement (together with an original executed copy of the Supplemental and Amendment Deed and of the Deposit Charge Amendment Agreement) be submitted to the Registrar of Companies for registration.

     (B) Prior to the registration at H.M. Land Registry of a charge by way of legal mortgage created over property registered at H.M. Land Registry, that charge takes effect in equity only. In order that the mortgagee obtains the rights and powers of a legal mortgage, the charge would need to be delivered for registration at H.M. Land Registry, together with a duly completed application form and fee and the relevant land or charge certificate, and the mortgagee would need to be registered as proprietor of such charge. The registration at H.M. Land Registry of the charge by way of legal mortgage created over the property set out in Part 1 of Schedule 1 to the Amended Debenture has already been effected. However, because the Supplemental and Amendment Deed varies the Debenture we would recommend that an original executed copy of the Supplemental and Amendment Deed be submitted to H.M. Land Registry for registration. The execution of the Supplemental and Amendment Deed will, in any event, require registration at H.M. Land Registry to be made in respect of the charge by way of legal mortgage created over the property set out in Part 2 of Schedule 1 to the Amended Debenture. The Agent will not have, and may not exercise, any of the powers conferred by English law on the owner of a legal mortgage of the Land described in Part 2 of Schedule 1 to the Amended Debenture until the Agent is registered as the proprietor of the Amended Debenture in respect of that Land at H.M. Land Registry. This will trigger a statutory requirement that an application for first registration be made at H.M. Land Registry in respect of those properties set out in
          Part 2 of Schedule 1 to the Amended Debenture which are of unregistered land.

     (C) The security interest in the Shares constituted by the Amended Debenture is not proposed to be perfected by the registration of the Shares in the name of the Agent or its nominee. That security interest therefore constitutes only an equitable charge and, as such, is not as favourable to the Agent or the Lenders as a perfected legal charge and suffers from the disadvantages inherent in equitable (as opposed to legal) charges. In particular, but without prejudice to the foregoing, such an equitable charge may be defeated if the Shares are disposed of to a person who acquires the legal title to the Shares in good faith for value without notice (actual or constructive) of the equitable charge. The risk of the above occurring is somewhat reduced so long as the share certificates relating to the Shares are held by the Agent or a nominee of the Agent and replacement certificates therefor are not issued.

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                                                                  --------------

          We recommend, nonetheless, that the Shares are not registered in the name of the Agent or its nominee. If they were there is a risk that the Agent and the Lenders could be construed as being "connected" with the Parent for the purposes of Section 249 of the Insolvency Act 1986. This would have a number of disadvantageous consequences under that Act.

     (D) Floating charges are subject to a number of disadvantages which do not apply to fixed charges. In particular:

          (i) a floating charge created by a company within twelve months of the commencement of its winding up is, unless it is proved that the company is solvent immediately after the creation of the charge, invalid except to the amount of any cash paid to the company at the time of or subsequent to the creation of, and in consideration for, the floating charge together with interest thereon at a prescribed rate;

          (ii) a floating charge is, on enforcement, subject to the rights of, and accordingly ranks after, unsecured but statutorily preferred creditors such as the Inland Revenue; and

          (iii) a fixed charge created after the creation of, and over the same assets as, a floating charge may rank ahead of the floating charge unless the floating charge contains a prohibition on the creation of other charges ranking prior thereto or pari passu therewith and the holder of the fixed charge has actual notice of such prohibition at the time of taking his charge.

     (E) We express no opinion as to whether any of the charges created by the Amended Debenture and the Amended Deposit Charge Agreement will amount to fixed rather than floating charges. Despite being expressed in words which would suffice to create a fixed charge, an English court would treat security as a floating charge where effective control of the charged assets has not been transferred to the person holding the benefit of the security, for example where it appears that it was intended that the person granting the charge over the charged assets should have the licence to dispose of those charged assets in the ordinary course of its business.

     (F) We express no opinion as to the priority of the security interests under or referred to in the Amended Debenture or the Amended Deposit Charge Agreement, whether as regards other security that may already exist at the time of the creation of the relevant security interest under the Amended Debenture or the Amended Deposit Charge Agreement or
          as regards security that may be created thereafter.   So far as the
          latter is concerned, English law is unclear as to priority where a subsequent charge is created and further advances are subsequently made in reliance of the prior charge.

     (G) We express no opinion as to the title of the Borrower, the Parent or Millennium to the assets to be subject to the security created by the Amended Debenture and the Amended Deposit Charge Agreement. We would, however, refer you to:

          (i) the Report prepared by us dated 23rd January, 1997 in respect of the Certificate of Title issued by Linklaters & Paines, solicitors for the British Broadcasting Corporation, dated 27th September, 1996 (as amended by the Supplemental Certificate dated 22nd January, 1997); and

          (ii) the Report prepared by us dated [ ] June, 1999 in respect of the Certificate of Title issued by Norton Rose, solicitors for the Borrower, dated [ ] June, 1999.

                                                                  CONFORMED COPY
                                                                  --------------

     (H) We express no opinion as to the efficacy of the Amended Debenture in so far as it relates to assets which are situated or deemed to be situated outside England and Wales or are subject to any law other than English law. Furthermore, we have not made any investigation of the assets which are subject to the floating charges created by the Amended Debenture and accordingly our opinions set out above must be read subject to any limitations or qualifications which may be necessary as a result of the nature of, or any matter relating to, such assets.

     (I) Rights and obligations under the Amended Loan Agreement, the Amended Debenture and the Amended Deposit Charge Agreement will be subject to any law from time to time in force relating to insolvency, liquidation or administration or any other law or legal procedure affecting generally the enforcement of creditors' rights.

     (J) In so far as any obligation under the Amended Loan Agreement, the Amended Debenture or the Amended Deposit Charge Agreement is to be performed in any jurisdiction other than England, an English court may have to have regard to the law of that jurisdiction in relation to the manner of performance and the steps to be taken in the event of non-performance or defective performance.

     (K) We express no opinion as to whether the equitable remedies of specific performance or injunctive relief would be available in respect of any obligation of the Borrower or the Parent. These remedies are subject to the discretion of the English courts.

     (L) We express no opinion as to the validity or the binding effect of the obligations as set out in Clause 13.1 of the Amended Loan Agreement which provide for the payment of interest on overdue amounts. An English court would not give effect to such provisions if it could be established that the amount expressed as being payable was such that such a clause was in the nature of a penalty (that is to say a requirement for a stipulated sum to be paid irrespective of, or necessarily greater than, the loss likely to be sustained).

     (M) Clause 15.6 of the Amended Loan Agreement provides that the obligations of the Guarantors will not be affected by any change, waiver or release of the Borrower's obligations under the Amended Loan Agreement. We express no opinion whether this will be effective where the Guarantors have not agreed to that change, waiver or release.

     (N) Clause 15.8 of the Amended Loan Agreement restricts the taking of security and the exercise by the Guarantors of certain rights in connection with the obligations of the Guarantors under Clause 15 of the Amended Loan Agreement. This is reinforced by the provision that the Guarantors will hold on trust for the agent and the lenders all amounts received in respect of a proof for amounts due to it by the Borrower or any other Guarantor. We express no opinion as to the effectiveness of the trust itself.

     (O) We express no opinion on Clause 26.1 of the Amended Loan Agreement. Any term of the Amended Loan Agreement may in certain circumstances be waived or amended other than in writing.

     (P) We express no opinion as to the validity or binding effect of provisions set out in Clause 27 of the Amended Debenture and Clause 15 of the Amended Deposit Charge Agreement relating to invalidity and severability.

     (Q) There could be circumstances in which an English court would not treat as conclusive those certificates and determinations which the Amended Loan Agreement and the Amended Deposit Charge Agreement provide are to be

                                                                  CONFORMED COPY
                                                                  --------------

          conclusive, for example if it could be shown that a certificate or determination had an unreasonable or arbitrary basis or was not made in good faith.

     (R) We express no opinion on European Union law as it affects any jurisdiction other than England.

RELIANCE
--------

9. This opinion is addressed to you for your own benefit and as agent for and on behalf of the Lenders in connection with the Amended Loan Agreement, the Amended Debenture and the Amended Deposit Charge Agreement. It may not be relied upon by any person other than yourselves or the Lenders or used for any other purpose and, without our prior written consent, neither its contents nor its existence may be disclosed to any other person.


                               Yours faithfully,

                                                                  CONFORMED COPY
                                                                  --------------

                                  SCHEDULE 9:
                       FORM OF OVERDRAFT BANK AGREEMENT

                           OVERDRAFT BANK AGREEMENT

DATE :

PARTIES

1.   [                       ] of [                       ]
     (the "OVERDRAFT BANK")

2.   [                                ] a company incorporated in England
     (number [                   ]) whose registered office is at [Warwick
     Technology Park, Gallows Hill, Heathcote Lane, Warwick CV34 6TN], on its own behalf and on behalf of each of the existing Guarantors (each as defined in the Loan Agreement referred to below) (the "OVERDRAFT BORROWER")/1/

3. CREDIT SUISSE FIRST BOSTON (the "AGENT"), on its own behalf and on behalf of each of the Lenders (as defined in the Loan Agreement)

BACKGROUND

A Loan Agreement (the "LOAN AGREEMENT") was made on 28th February, 1997 (and
amended on 21st May, 1997 and on [                          ]) between (1)
Castle Transmission International Ltd. as borrower, (2) Castle Transmission Services (Holdings) Ltd. as guarantor, (3) the lenders named in the Loan Agreement, (4) Credit Suisse First Boston as Agent and others. Under the terms of the Loan Agreement the Lenders agreed to provide to Castle Transmission International Ltd. a (Pounds)150,000,000 credit facility.

The Overdraft Bank has provided overdraft facilities (the "OVERDRAFT FACILITIES") to the Overdraft Borrower and wishes the Overdraft Borrower's obligations under those Overdraft Facilities to be secured by the Charges.

The parties agree as follows:

1.   INTERPRETATION

     Unless a contrary intention is indicated, words and expressions defined in the Loan Agreement and which are not defined in this Agreement will have the same meanings when used in this Agreement. References to the Loan Agreement are to that agreement as amended or supplemented.

2.   UNDERTAKINGS OF THE OVERDRAFT BANK

     The Overdraft Bank agrees that:

     (A) The Overdraft Bank has delivered to the Agent a copy of the document (if any exists) describing the terms of the Overdraft Facilities.

     (B) The Overdraft Bank will notify the Agent of the termination or breach of the Overdraft Facilities (or any event which, upon the giving of notice, lapse of time or both would give cause for a termination of the Overdraft Facilities).


---------------
/1/ Insert details of relevant entity which must be the Borrower or any Restricted Subsidiary.

                                                                  CONFORMED COPY
                                                                  --------------

3.   SECURITY

     By virtue of the execution of this Agreement the amounts due by the Overdraft Borrower under the Overdraft Facilities become secured under the
     Charges.  Only a maximum of (Pounds)[       ]/2/ of the amount outstanding
     under the Overdraft Facilities will, however, rank equally with amounts outstanding under the Loan Agreement. The remainder, if any, will rank behind.

4.   THE AGENT

4.1  APPOINTMENT

     The Agent is appointed as an agent by the Overdraft Bank. The Agent is not acting as agent of any Company under this Agreement.

4.2  AUTHORITY

     The Agent is authorised to exercise the rights, powers, discretions and duties which are specified by the Financing Documents. The Agent may also act in a manner reasonably incidental to these matters.

4.3  DUTIES

     In addition to the obligations of the Agent set out elsewhere in the Financing Documents the Agent agrees as follows:

     (A) NOTICES: The Agent will as soon as reasonably practicable notify the Overdraft Bank of the contents of each notice received from a Company under the terms of a Financing Document. If the notice does not affect the Overdraft Bank the Agent may elect not to notify the Overdraft Bank.

     (B) OTHER DOCUMENTS: When a Company delivers to the Agent any other document required to be delivered under a Financing Document the Agent will as soon as reasonably practicable provide a copy to the Overdraft Bank. The Overdraft Borrower agrees to reimburse the Agent for the costs of preparing any copies required for this purpose.

     (C) TERMINATION EVENTS: The Agent will notify the Overdraft Bank of any Termination Event or Potential Termination Event. This obligation will not arise, however, until the Agent receives express notice with reasonable supporting evidence of the Termination Event or Potential Termination Event. Until this time the Agent is entitled to assume that there is no Termination Event or Potential Termination Event. The Agent is not required to make inquiries. Information referred to in Clause 4.11 does not have to be disclosed under this sub-clause.

     The duties under this sub-clause will be discharged if the Agent performs the corresponding duties to the Overdraft Bank or its affiliate in is capacity as a Lender.

4.4  POWERS

     In addition to the powers of the Agent set out elsewhere in the Financing Documents the Agent has the following powers:

(A) PROFESSIONAL ADVISERS: The Agent may instruct professional advisers to provide advice in connection with this Agreement and the Overdraft Facilities.

----------
/2/ The aggregate maximum amount included in this space for all Overdraft Banks must not exceed (Pounds)5,000,000. See Clause 19.1(K)(i).

                                                                  CONFORMED COPY
                                                                  --------------

     (B) AUTHORITY FROM INSTRUCTING GROUP: The Agent may take any action which is not inconsistent with the Financing Documents and which is authorised by an Instructing Group.

     (C) VIEWS OF INSTRUCTING GROUP: In exercising any of its rights, powers or discretions the Agent may seek the views of an Instructing Group. If it exercises those rights, powers or discretions in accordance with those views the Agent will incur no liability.

     (D) PROCEEDINGS: The Agent may institute legal proceedings against a Company in the name of the Overdraft Bank if the Overdraft Bank authorises it to take those proceedings.

     (E) COMPLIANCE WITH LAW: The Agent may take any action necessary for it to comply with applicable laws.

     The Agent is not required to exercise any of these powers and will incur no liability if it fails to do so. In the context of legal proceedings the Agent may decline to take any step until it has received indemnities or security satisfactory to it.

4.5  RELIANCE

     The Agent is entitled to rely upon each of the following:

     (A)  Advice received from professional advisers.

     (B) A certificate of fact received from a Company and signed by an Authorised Person.

     (C)  Any communication or document believed by the Agent to be genuine.
          The Agent will not be liable for any of the consequences of relying on these items.

4.6  EXTENT OF AGENT'S DUTIES

     (A) NO OTHER DUTIES: The Agent has no obligations or duties other than those expressly set out in this Agreement, the Financing Documents and the other Overdraft Bank Agreements.

     (B) ILLEGALITY AND LIABILITY: The Agent is not obliged to do anything which is illegal or which may expose it to liability to any person.

     (C) NOT TRUSTEE: The Agent is not acting as a trustee for any purpose in connection with this Agreement, except for its role described in Clause 4.13, 4.14 and 4.15.

4.7  RESPONSIBILITY OF THE OVERDRAFT BANK

     The Overdraft Bank is responsible for its own decision to become involved in the Overdraft Facilities and its decision to take or not take action under the Overdraft Facilities. It should make its own credit appraisal of the Overdraft Borrower and the terms of the Overdraft Facilities. The Agent makes no representation that any information provided to the Overdraft Bank before or after the date of this Agreement is true. Accordingly the Overdraft Bank should take whatever action it believes is necessary to verify that information. In addition the Agent is not responsible for the legality, validity or adequacy of any Financing Document or the efficacy of the Security under the Charges. The Overdraft Bank will satisfy itself on these issues.

                                                                  CONFORMED COPY
                                                                  --------------

4.8  LIMITATION OF LIABILITY

     (A) AGENT: The Agent will not be liable to the Overdraft Bank for any action or non-action under or in connection with the Financing Documents unless caused by its gross negligence or wilful misconduct.

     (B) DIRECTORS, EMPLOYEES AND AGENTS: No director, employee or agent of the Agent will be liable to the Overdraft Bank in relation to the Financing Documents. The Overdraft Bank agrees not to seek to impose this liability upon them.

4.9  BUSINESS OF THE AGENT

     Despite its role as agent of the Overdraft Bank the Agent may:

     (A) participate as a Lender in the Facilities or as a Hedging Bank or an Overdraft Bank,

     (B)  carry on all types of business with any Company, and

     (C) act as agent for other groups of lenders to any Company or other borrowers.

4.10 INDEMNITY

     The Overdraft Bank agrees to reimburse the Agent for all losses and expenses incurred by the Agent as a result of its appointment as Agent or arising from its activities as Agent in relation to this Agreement. These losses and expenses will take into account amounts reimbursed to the Agent by the Overdraft Borrower. The Overdraft Bank is not liable for losses and expenses arising from the gross negligence or willful misconduct of the Agent.

4.11 CONFIDENTIAL INFORMATION

     The Agent is not required to disclose to the Overdraft Bank any information:

(A)  which is not received by it in its capacity as Agent, or
(B)  which it receives, with its consent, on a confidential basis.
4.12 RESIGNATION AND REMOVAL

     The Agent may resign or be removed in accordance with the terms of the Loan Agreement. In this case the Overdraft Bank agrees to co-operate, to the extent reasonably necessary, with the transfer of function to a new Agent.

4.13 OBLIGATION TO PAY TO THE AGENT

     The Overdraft Borrower agrees to pay to the Agent on demand each amount due and payable by the Overdraft Borrower to the Overdraft Bank under the Overdraft Facilities. This obligation will be satisfied to the extent that the amount is paid to the Overdraft Bank. It does not affect the rights of the Overdraft Bank or the obligations of the Overdraft Borrower to the Overdraft Bank. A payment of an amount under this sub-clause will, however, satisfy the Overdraft Borrower's obligation to pay that amount to the Overdraft Bank.

4.14 HOLDING AS SECURITY TRUSTEE

     The Agent agrees that it holds the benefit of:

     (A)  Clause 4.13; and

     (B)  the Charges and all Security arising from the Charges,

                                                                  CONFORMED COPY
                                                                  --------------
          as trustee on behalf of:

          (i)    the Lenders;

          (ii) each Hedging Bank which executed a Hedging Bank Agreement in accordance with Clause 20.1(CC); and

          (iii)  each Overdraft Bank.

     All the Agent's rights and claims arising under the items mentioned in paragraphs (A) and (B) are vested in it on this basis.

4.15 SECURITY

     (A)  PERFECTION OF SECURITY AND TITLE:  The Agent:

          (i) is not liable for any failure, omission or defect in perfecting the Security constituted by any Charge;

          (ii) may accept without enquiry the title to the property over which Security is intended to be created by any Charge.

     (B) CUSTODY: The Agent is not under any obligation to hold any title deeds, security documents or any other documents in connection with the property charged by any Charge or to take any steps to protect or preserve these documents. The Agent may permit a Company to retain all these documents in its possession or may deposit them with a nominee or custodian. This paragraph does not apply to documents held in relation to a legal mortgage over, or over an interest in, real property or shares.

5.   NOTICES

     Any notice to be delivered to the Overdraft Bank may be delivered to it, or its affiliate, as a Lender in the manner described in the Loan Agreement.

6.   LAW

     This Agreement is to be governed by and construed in accordance with English law.


SIGNATURES


[Name of Overdraft Bank]

By:


[Name of Overdraft Borrower]

By:


[Name of Agent]

By:

                                                                  CONFORMED COPY
                                                                  --------------

                                 SCHEDULE 10:
                        FORM OF HEDGING BANK AGREEMENT

                            HEDGING BANK AGREEMENT

DATE :

PARTIES

1.   [                                 ] of [
     ] (the "HEDGING BANK")

2. CASTLE TRANSMISSION INTERNATIONAL LTD., a company incorporated in England (number 3196207) whose registered office is at Warwick Technology Park, Heathcote Lane, Warwick CV34 5DS, on its own behalf and on behalf of each of the existing Guarantors (each as defined in the Loan Agreement referred to below)

3. CREDIT SUISSE FIRST BOSTON (the "AGENT"), on its own behalf and on behalf of each of the Lenders (as defined in the Loan Agreement)

BACKGROUND

A Loan Agreement (the "LOAN AGREEMENT") was made on 28th February, 1997 (and
amended on 21st May, 1997 and on [                 ]) between (1) Castle
Transmission International Ltd. as borrower, (2) Castle Transmission Services (Holdings) Ltd. as guarantor, (3) the lenders named in the Loan Agreement, (4) Credit Suisse First Boston as Agent and others. Under the terms of the Loan Agreement the Lenders agreed to provide to the Borrower a (Pounds)150,000,000 credit facility.

The Hedging Bank has entered into a Hedging Contract with the Borrower and wishes the Borrower's obligations under that Hedging Contract to be secured by the Charges.

The parties agree as follows:

1.   INTERPRETATION

     Unless a contrary intention is indicated, words and expressions defined in the Loan Agreement and which are not defined in this Agreement will have the same meanings when used in this Agreement. References to the Loan Agreement are to that agreement as amended or supplemented.

2.   UNDERTAKINGS OF THE HEDGING BANK

     The Hedging Bank agrees that:

     (A) The Hedging Contract complies with the requirements of Schedule 11 to the Loan Agreement.

     (F) The Hedging Bank will notify the Agent of the termination or breach of the Hedging Contract (or any event which, upon the giving of notice, lapse of time or both would give cause for a termination of the Hedging Contract).

     (G) The Hedging Bank has delivered to the Agent a copy of the Hedging Contract. It will deliver to the Agent copies of all confirmations under the Hedging Contract. Before entering into a transaction which is to be incorporated in the Hedging Contract the Hedging Bank will use reasonable endeavours to ensure that:

         (i) the proposed transaction will not cause the Borrower to be in default under Clause 20.1(CC) of the Loan Agreement; and

                                                                  CONFORMED COPY
                                                                  --------------

          (ii) the transaction forms part of the implementation of the Hedging Policy.

          This obligation may be discharged by the Hedging Bank receiving a certificate from the Borrower to this effect.

     (H) If an Event of Default (as described in the Hedging Contract) occurs and is continuing under the Hedging Contract, the Agent (acting on the instructions of an Instructing Group) shall be entitled, by notice in writing to the Hedging Bank and the Borrower, to require the Hedging Contract to be terminated and closed out in accordance with its terms as soon as possible after the notice is given. If there is a net amount payable to the Borrower under the Hedging Contract upon its termination and close out, the Hedging Bank shall pay that net amount to the Agent to discharge amounts due under the Financing Documents, any other Hedging Contracts and the Overdraft Facilities, or (where no such amounts are due) into an account held with the Agent or a nominee of the Agent and charged to the Agent.

     (I) Any waiver of a Termination Event given by the Agent under the Loan Agreement will be treated as given by the Hedging Bank in the same terms in respect of the equivalent Event of Default under the Hedging Contract.

3.   SECURITY

     By virtue of the execution of this Agreement the amounts due by the Borrower under the Hedging Contract with the Hedging Bank become secured under the Charges.

4.   THE AGENT

4.1  APPOINTMENT

     The Agent is appointed as an agent by the Hedging Bank. The Agent is not acting as agent of any Company under this Agreement.

4.2  AUTHORITY

     The Agent is authorised to exercise the rights, powers, discretions and duties which are specified by the Financing Documents. The Agent may also act in a manner reasonably incidental to these matters.

4.3  DUTIES

     In addition to the obligations of the Agent set out elsewhere in the Financing Documents the Agent agrees as follows:

     (A) NOTICES: The Agent will as soon as reasonably practicable notify the Hedging Bank of the contents of each notice received from a Company under the terms of a Financing Document. If the notice does not affect the Hedging Bank the Agent may elect not to notify the Hedging Bank.

     (B) OTHER DOCUMENTS: When a Company delivers to the Agent any other document required to be delivered under a Financing Document the Agent will as soon as reasonably practicable provide a copy to the Hedging Bank. The Borrower agrees to reimburse the Agent for the costs of preparing any copies required for this purpose.

     (C) TERMINATION EVENTS: The Agent will notify the Hedging Bank of any Termination Event or Potential Termination Event. This obligation will not arise, however, until the Agent receives express notice with reasonable supporting evidence of the Termination Event or Potential Termination Event. Until this time the Agent is entitled to assume that there is no Termination Event or Potential

                                                                  CONFORMED COPY
                                                                  --------------

          Termination Event. The Agent is not required to make inquiries. Information referred to in Clause 4.11 does not have to be disclosed under this sub-clause.

     The duties under this sub-clause will be discharged if the Agent performs the corresponding duties to the Hedging Bank or its affiliate in is capacity as a Lender.

4.4  POWERS

     In addition to the powers of the Agent set out elsewhere in the Financing Documents the Agent has the following powers:

     (A) PROFESSIONAL ADVISERS: The Agent may instruct professional advisers to provide advice in connection with this Agreement and the Hedging Contract.

     (B) AUTHORITY FROM INSTRUCTING GROUP: The Agent may take any action which is not inconsistent with the Financing Documents and which is authorised by an Instructing Group.

     (C) VIEWS OF INSTRUCTING GROUP: In exercising any of its rights, powers or discretions the Agent may seek the views of an Instructing Group. If it exercises those rights, powers or discretions in accordance with those views the Agent will incur no liability.

     (D) PROCEEDINGS: The Agent may institute legal proceedings against a Company in the name of the Hedging Bank if the Hedging Bank authorises it to take those proceedings.

     (E) COMPLIANCE WITH LAW: The Agent may take any action necessary for it to comply with applicable laws.

     The Agent is not required to exercise any of these powers and will incur no liability if it fails to do so. In the context of legal proceedings the Agent may decline to take any step until it has received indemnities or security satisfactory to it.

4.5  RELIANCE

     The Agent is entitled to rely upon each of the following:

     (A)  Advice received from professional advisers.

     (B) A certificate of fact received from a Company and signed by an Authorised Person.

     (C)  Any communication or document believed by the Agent to be genuine.
          The Agent will not be liable for any of the consequences of relying on these items.

4.6  EXTENT OF AGENT'S DUTIES

     (A) NO OTHER DUTIES: The Agent has no obligations or duties other than those expressly set out in this Agreement, the Financing Documents, any other Hedging Bank Agreements and the Overdraft Bank Agreements.

     (B) ILLEGALITY AND LIABILITY: The Agent is not obliged to do anything which is illegal or which may expose it to liability to any person.

     (C) NOT TRUSTEE: The Agent is not acting as a trustee for any purpose in connection with this Agreement, except for its role described in Clause 4.13, 4.14 and 4.15.

4.7  RESPONSIBILITY OF THE HEDGING BANK

     The Hedging Bank is responsible for its own decision to become involved in the Hedging Contract and its decision to take or not take action under the Hedging Contract. It should make its own credit appraisal of the Borrower and the terms of the Hedging Contract. The Agent makes no representation that any information provided to the Hedging Bank before or after the date of this Agreement is true. Accordingly the Hedging Bank should take whatever action it believes is necessary to verify that information. In addition the Agent is not responsible for the legality, validity or adequacy of any Financing Document or the efficacy of the Security under the Charges. The Hedging Bank will satisfy itself on these issues.

4.8  LIMITATION OF LIABILITY

     (A) AGENT: The Agent will not be liable to the Hedging Bank for any action or non-action under or in connection with the Financing Documents unless caused by its gross negligence or wilful misconduct.

     (B) DIRECTORS, EMPLOYEES AND AGENTS: No director, employee or agent of the Agent will be liable to the Hedging Bank in relation to the Financing Documents. The Hedging Bank agrees not to seek to impose this liability upon them.

4.9  BUSINESS OF THE AGENT

     Despite its role as agent of the Hedging Bank the Agent may:

     (A) participate as a Lender in the Facilities or as a Hedging Bank or an Overdraft Bank,

     (B)  carry on all types of business with any Company, and

     (C) act as agent for other groups of lenders to any Company or other borrowers.

4.10 INDEMNITY

     The Hedging Bank agrees to reimburse the Agent for all losses and expenses incurred by the Agent as a result of its appointment as Agent or arising from its activities as Agent in relation to this Agreement. These losses and expenses will take into account amounts reimbursed to the Agent by the Borrower. The Hedging Bank is not liable for losses and expenses arising from the gross negligence or willful misconduct of the Agent.

4.11 CONFIDENTIAL INFORMATION

     The Agent is not required to disclose to the Hedging Bank any information:

     (A)  which is not received by it in its capacity as Agent, or

     (B)  which it receives, with its consent, on a confidential basis.

4.12 RESIGNATION AND REMOVAL

     The Agent may resign or be removed in accordance with the terms of the Loan Agreement. In this case the Hedging Bank agrees to co-operate, to the extent reasonably necessary, with the transfer of function to a new Agent.

4.13 OBLIGATION TO PAY TO THE AGENT

     The Borrower agrees to pay to the Agent on demand each amount due and payable by the Borrower to the Hedging Bank under the Hedging Contract. This obligation will be satisfied to the extent that the amount is paid to the Hedging Bank. It does not affect the rights of the Hedging Bank or the obligation of the Borrower to the Hedging Bank. A payment of an amount under this sub-clause will, however, satisfy the Borrower's obligation to pay that amount to the Hedging Bank.

4.14 HOLDING AS SECURITY TRUSTEE

     The Agent agrees that it holds the benefit of:

     (A)  Clause 4.13; and

     (B) the Charges and all Security arising from the Charges, as trustee on behalf of:

          (i)   the Lenders;

          (ii) each Hedging Bank which executes a Hedging Bank Agreement in accordance with Clause 20.1(CC)(ii) of the Loan Agreement; and

          (iii)  each Overdraft Bank.

     All the Agent's rights and claims arising under the items mentioned in paragraphs (A) and (B) are vested in it on this basis.

4.15 SECURITY

     (A)  PERFECTION OF SECURITY AND TITLE:  The Agent:

          (i) is not liable for any failure, omission or defect in perfecting the Security constituted by any Charge;

          (ii) may accept without enquiry the title to the property over which Security is intended to be created by any Charge.

     (B) CUSTODY: The Agent is not under any obligation to hold any title deeds, security documents or any other documents in connection with the property charged by any Charge or to take any steps to protect or preserve these documents. The Agent may permit a Company to retain all these documents in its possession or may deposit them with a nominee or custodian. This paragraph does not apply to documents held in relation to a legal mortgage over, or over an interest in, real property or shares.

5.   NOTICES

     Any notice to be delivered to the Hedging Bank may be delivered to it, or its affiliate, as a Lender in the manner described in the Loan Agreement.

6.   LAW

     This Agreement is to be governed by and construed in accordance with English law.


SIGNATURES


[Name of Hedging Bank]

By:

                                                                  CONFORMED COPY
                                                                  --------------

Castle Transmission International Ltd.

By:


[Name of Agent]

By:

                                                                  CONFORMED COPY
                                                                  --------------

                                 SCHEDULE 11:
                      REQUIREMENTS FOR HEDGING CONTRACTS

     Each Hedging Contract is to be on the terms of the International Swaps & Derivatives Association, Inc. ("ISDA") 1992 Master Agreement
     (Multicurrency-Cross Border) (the "ISDA AGREEMENT"). Each Hedging Contact will provide for, together with such other terms as the relevant Hedging Bank and the Borrower may agree and which do not conflict with, the following:

     (a) Sections 5(a)(i) to (viii) of the ISDA Agreement not to apply as Events of Default with respect to the Borrower. The Termination Events (as defined in the Loan Agreement) shall be the only Events of Default with respect to the Borrower for the purposes of the ISDA Agreement and, accordingly, the automatic termination provisions of
          Section 6(a) of the ISDA Agreement shall not be applicable.

     (b) Any notice given pursuant to Section 5 or Section 6 of the ISDA Agreement to also be given contemporaneously to the Agent.

     (c) If any Event of Default under the ISDA Agreement occurs (as referred to in paragraph (a) above) the relevant Hedging Bank to be entitled to designate a day as an Early Termination Date (by notice to the Borrower in accordance with Section 6(a) of the ISDA Agreement) only if all principal amounts outstanding under the Facilities are due and payable or if the Agent has cancelled the Facilities or demanded immediate repayment of the Loan under Clause 20.2 of this Agreement or required the Hedging Contract to be terminated under Clause 2(D) of the Hedging Bank Agreement with that Hedging Bank. This notice must also be given to the Agent.

     (d) No contractual rights of set-off to either party additional to such rights contained in the unamended form of the ISDA Agreement.

     (e) Section 2(c)(ii) of the ISDA Agreement not to apply to any Transactions and thus payments under all Transactions under the same Hedging Contract to be made in the same currency on the same day shall be netted.

     (f)  An acknowledgement of the existence of this Agreement and the Charges.

     (g) An election for "Second Method and Market Quotation" in the "Schedule" as the payment method applicable.

     (h)  The governing law to be English law.

     Terms used in this schedule have the meanings given to them in the ISDA Agreement or, where the context does not so permit, the meanings given to them in this Agreement.